UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
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Definitive Proxy Statement
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Soliciting Material Pursuant to §.240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of the 2013 Annual Meeting of Stockholders

Wednesday, May 29, 2013

8:00 a.m. PDT

Chevron Park Auditorium, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324

Record Date

Wednesday, April 3, 2013

Agenda

•

Elect 11 Directors named in this Proxy Statement;

•

Vote on a Board proposal to ratify the appointment of the independent registered public accounting firm;

•

Vote on a Board proposal to approve, on an advisory basis, named executive officer compensation;

•

Vote on a Board proposal to approve amendments to the Long-Term Incentive Plan of Chevron Corporation (LTIP) and the material terms of performance goals for performance-based awards under the LTIP;

•

Vote on nine stockholder proposals, if properly presented at the Annual Meeting; and

•

Transact any other business that may be properly brought before the Annual Meeting.

Admission

Stockholders or their legal proxy holders may attend the Annual Meeting. To be admitted, you will need a form of photo identification and an admission ticket, valid proof of ownership of Chevron common stock or a valid legal proxy. Please refer to page 5 of this Proxy Statement for information about attending the Annual Meeting. Seating at the Annual Meeting is available on a first-come basis.

Voting

Stockholders owning Chevron common stock at the close of business on Wednesday, April 3, 2013, or their legal proxy holders, are entitled to vote at the Annual Meeting. Please refer to pages 1 through 3 of this Proxy Statement for information about voting at the Annual Meeting.

On or about Thursday, April 11, 2013, we will mail to our stockholders either (1) a copy of this Proxy Statement, a proxy card and our Annual Report or (2) a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials and vote on the Internet.

By Order of the Board of Directors,

Lydia I. Beebe
Corporate Secretary and Chief Governance Officer

2013 Proxy Statement Table of Contents

General Information	1
Election of Directors (Item 1 on the Proxy Card)	6
Director Compensation	13
Board Operations	17
Executive Compensation	23
Equity Compensation Plan Information	55
Stock Ownership Information	56
Board Proposal to Ratify the Appointment of the Independent Registered Public Accounting Firm (Item 2 on the Proxy Card)	57
Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation (Item 3 on the Proxy Card)	59
Board Proposal to Approve Amendments to the Long-Term Incentive Plan of Chevron Corporation (LTIP) and the Material Terms of Performance Goals for Performance-Based Awards Under the LTIP (Item 4 on the Proxy Card)	60
Stockholder Proposals (Items 5 through 13 on the Proxy Card)	70
Appendix A: Reconciliation of Non-GAAP Financial Measures Referenced in Compensation Discussion and Analysis	A-1
Appendix B: Long-Term Incentive Plan of Chevron Corporation	B-1

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Chevron Corporation

6001 Bollinger Canyon Road

San Ramon, California 94583-2324

April 11, 2013

2013 Proxy Statement

General Information

Your Board of Directors is providing you with these proxy materials in connection with the solicitation of proxies to be voted at Chevron Corporation’s 2013 Annual Meeting of Stockholders to be held on Wednesday, May 29, 2013 at 8:00 a.m. PDT at Chevron Park Auditorium, 6001 Bollinger Canyon Road, San Ramon, California and at any postponement or adjournment of the Annual Meeting. In this Proxy Statement, Chevron may also be referred to as “we,” “our,” “the Company” or “the Corporation.”

Items of Business to Be Considered at the Annual Meeting

Your Board is asking you to take the following actions at the Annual Meeting:

Item(s)	Your Board’s Recommendation	Vote Required
• Item 1: Elect 11 Directors named in this Proxy Statement	Vote FOR

Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director, in an uncontested election.

• Item 2: Vote to ratify the appointment of the independent registered public accounting firm	Vote FOR	These items are approved if the number of shares voted FOR exceeds the number of shares voted AGAINST.
• Item 3: Vote to approve, on an advisory basis, named executive officer compensation	Vote FOR
• Item 4: Vote to approve amendments to the Long-Term Incentive Plan of Chevron Corporation (LTIP) and the material terms of performance goals for performance-based awards under the LTIP	Vote FOR
• Items 5-13: Vote on nine stockholder proposals, if properly presented	Vote AGAINST

If you are a street name stockholder (i.e., you own your shares through a bank, broker or other holder of record) and do not vote your shares, your bank, broker or other holder of record can vote your shares at its discretion ONLY on Item 2. If you do not give your bank, broker, or other holder of record instructions on how to vote your shares on Item 1 or Items 3 through 13, your shares will not be voted on those matters. If you have shares in an employee stock or retirement benefit plan and do not vote those shares, your trustee may or may not vote your shares, in accordance with the terms of the plan. Any shares not voted on Item 1 or Items 3 through 13 (whether by abstention, broker nonvote or otherwise) will have no impact on that particular item.

Vote Results

At the Annual Meeting we will announce preliminary voting results for those items of business properly presented. Within four business days of the Annual Meeting, we will disclose the preliminary results (or final results, if available) in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.

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Appointment of Proxy Holders

Your Board asks you to appoint John S. Watson, R. Hewitt Pate and Lydia I. Beebe as your proxy holders, each with full power of substitution, to vote your shares at the Annual Meeting. You make this appointment by voting the proxy card provided to you using one of the voting methods described in “How to Vote,” below.

If you sign and return a proxy card with voting instructions, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. If you sign and return a proxy card without voting instructions, they will vote your shares as recommended by your Board.

Unless you indicate otherwise on the proxy card, you also authorize your proxy holders to vote your shares on any matters that are not known by your Board as of the date of this Proxy Statement and that may be properly presented for action at the Annual Meeting.

Record Date; Who Can Vote

Stockholders owning Chevron common stock at the close of business on Wednesday, April 3, 2013, the Record Date, or their legal proxy holders, are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,938,504,192 shares of Chevron common stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Chevron common stock is entitled to one vote.

Quorum

A quorum, which is a majority of the outstanding shares of Chevron common stock as of the Record Date, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented at the meeting, either by the stockholders attending in person or by the proxy holders. If you indicate an abstention as your voting preference in any matters, your shares will be counted toward a quorum but will not be voted on any matter.

How to Vote

Stockholders can vote by mail, telephone or Internet or in person at the Annual Meeting.

Stockholders of Record	Street Name Stockholders	Employee Plan Participants

If you hold your shares in your own name through Chevron’s transfer agent, Computershare Shareowner Services LLC,

you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your proxy card.

If you own your shares through a bank, broker or other holder of record, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

If you own your shares through participation in a Chevron employee stock or retirement benefit plan, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions contained in the email sent to your work address or in the materials you receive through the U.S. Postal Service.

If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 p.m. EDT on Tuesday, May 28, 2013.

	You can vote in person at the Annual Meeting ONLY if you obtain a proxy, executed in your favor, from the bank, broker or other holder of record through which you hold your shares.	Telephone and Internet voting are available 24 hours a day and will close at 11:59 p.m. EDT on Thursday, May 23, 2013, or other cutoff date as determined by the plan trustee.
You can vote in person at the Annual Meeting by completing, signing, dating and returning your proxy card in person at the Annual Meeting.		You can vote in person at the Annual Meeting ONLY if you obtain a proxy, executed in your favor, from the trustee of the plan through which you hold your shares.

We encourage you to vote by telephone or on the Internet. Both are convenient and designed to record your vote immediately and allow you to confirm that your vote has been properly recorded.

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Notice and Access

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 29, 2013:

The Notice of 2013 Annual Meeting, 2013 Proxy Statement and 2012 Annual Report are available at www.proxyvote.com.

This year, we are again furnishing proxy materials over the Internet to a number of our stockholders under the U.S. Securities and Exchange Commission’s notice and access rules. Many of our stockholders will receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of this Proxy Statement, a proxy card or voting instruction card and our 2012 Annual Report. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

The Notice contains instructions on how to access our proxy materials and vote over the Internet at www.proxyvote.com and how stockholders can receive a paper copy of our proxy materials, including this Proxy Statement, a proxy card or voting instruction card and our 2012 Annual Report. At www.proxyvote.com stockholders can also request to receive future proxy materials in printed form by mail or electronically by email.

All stockholders who do not receive a Notice will receive a paper copy of the proxy materials by mail, unless they have previously elected to receive proxy materials by email. We remind stockholders who receive a Notice that the Notice is not itself a proxy card and should not be returned with voting instructions.

Revoking Your Voting Instructions

Stockholders can revoke their proxy or voting instructions as follows.

Stockholders of Record	Street Name Stockholders	Employee Plan Participants
• Send a written statement revoking your proxy to: Chevron Corporation, Attn: Corporate Secretary and Chief Governance Officer, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324;	Notify your bank, broker or other holder of record in accordance with that entity’s procedures for revoking your voting instructions.	Notify the trustee of the plan through which you hold your shares in accordance with its procedures for revoking your voting instructions.
• Submit a proxy card with a later date and signed as your name appears on your account;
• Vote at a later time by telephone or the Internet; or
• Vote in person at the Annual Meeting.

Confidential Voting

Chevron has a confidential voting policy to protect the privacy of your votes. Under this policy, ballots, proxy cards and voting instructions returned to banks, brokers and other holders of record are kept confidential. Only the proxy solicitor, the proxy tabulator and the Inspector of Election have access to the ballots, proxy cards and voting instructions. Anyone who processes or inspects the ballots, proxy cards and voting instructions signs a pledge to treat them as confidential. None of these persons is a Chevron Director, officer or employee. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy cards and voting instructions only in the event of a proxy contest or as otherwise required by law.

Method and Cost of Soliciting and Tabulating Votes

Chevron will bear the costs of soliciting proxies and tabulating your votes. Proxies may be solicited by mail, Notice and Access (described in “Notice and Access,” above), email, telephone, or other means. Chevron has retained Broadridge Financial Solutions, Inc., to assist in distributing these proxy materials. Georgeson Inc. will act as our proxy solicitor in soliciting votes at an estimated cost of $27,000 plus additional fees for telephone and other solicitation of proxies and its reasonable out-of-pocket expenses. Chevron employees may solicit your votes without additional compensation.

Chevron will reimburse banks, brokers and other holders of record for reasonable, out-of-pocket expenses for forwarding these proxy materials to you, according to certain regulatory fee schedules. We estimate that this reimbursement will cost Chevron almost $2 million. The actual amount will depend on variables such as the number of proxy packages mailed, the number of stockholders receiving electronic delivery and postage costs. See “Email Delivery of Future Proxy Materials” below for information on how you can help reduce printing and mailing costs.

Broadridge Financial Solutions, Inc., will be the proxy tabulator, and IVS Associates, Inc., will act as the Inspector of Election.

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Householding Information

We have adopted a procedure approved by the U.S. Securities and Exchange Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials. This procedure will reduce our printing costs and postage fees.

If you or another stockholder of record with whom you share an address are receiving multiple copies of the Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials, you can request to receive a single copy of these materials in the future by calling Broadridge Financial Solutions, Inc., toll-free at 1-800-542-1061 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you or another stockholder of record with whom you share an address wish to receive a separate Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials, we will promptly deliver it to you if you request it by contacting Broadridge Financial Solutions, Inc., in the same manner as described above.

Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not affect your dividend check mailings.

If you are a street name stockholder, you can request householding by contacting your bank, broker or other holder of record through which you hold your shares.

Email Delivery of Future Proxy Materials

You can elect to receive future proxy materials by email, which will save us the cost of producing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email with instructions containing a link to the website where those materials are available as well as a link to the proxy voting website.

Stockholders of Record	Street Name Stockholders
You may enroll in the email delivery service by going directly to www.icsdelivery.com/cvx.	Please check the information provided in the proxy materials mailed to you by your bank, broker or other holder of record concerning the availability of this service.
You may revoke your email delivery election at this site at any time and request a paper copy of the Proxy Statement and Annual Report.

Stockholder of Record Account Maintenance

Chevron engages a transfer agent, Computershare Shareowner Services LLC, to assist the Company in maintaining the accounts of individuals and entities that hold Chevron stock in their own name on the records of the Company, sometimes referred to as “stockholders of record” or “registered stockholders.” All communications concerning accounts of stockholders of record, including name and address changes and inquiries about the requirements to transfer shares and similar matters, can be handled by calling Chevron Stockholder Services’ toll-free number, 1-800-368-8357, or by contacting Computershare through its website at www.computershare.com/investor. You can also address correspondence to Computershare at P.O. Box 43006, Providence, RI, 02940-3006.

When you access your account through Computershare’s website, you can view your current balance, access your account history, obtain current and historical stock prices, and purchase and sell Chevron shares through the Computershare Investment Plan. For stockholders who previously used EquityAccess to access information online and do not have an account created in Computershare Investor Centre, you will need to create a new user account in Investor Centre by answering a series of questions, including a first-time user authentication process. If you have an existing account in Investor Centre, you will need your Account Number and your Password. The Account Number can be found on your account statement, direct deposit advice or dividend check stub.

The Computershare Investment Plan allows interested investors to purchase and sell shares of Chevron stock and enroll in dividend reinvestment. Directions and deadlines for the purchase of shares, including payment via electronic funds transfer or check, can be found on the Stockholder Services page of our website at www.chevron.com/investors/stockholderservices/stockpurchasedividends. Additional information can be found in the Computershare Plan Brochure available on Computershare’s website at www.computershare.com/investor.

If you are a street name stockholder, you may contact your bank, broker or other holder of record with questions concerning your account.

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Attending the Annual Meeting

The Annual Meeting will be held at the Chevron Park Auditorium, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324. Only stockholders or their legal proxy holders may attend the Annual Meeting. Due to space constraints and other security considerations, we are not able to admit the guests of either stockholders or their legal proxy holders. Seating at the Annual Meeting is available on a first-come basis.

To be admitted to the Annual Meeting, you will need a form of photo identification and an admission ticket, valid proof of ownership of Chevron common stock or a valid legal proxy.

Stockholders of Record	Street Name Stockholders
An admission ticket is attached to your proxy card. If you plan to attend the Annual Meeting, please vote your proxy, but keep your admission ticket and bring it with you to the Annual Meeting.	To be admitted to the Annual Meeting, you must present proof of your ownership of Chevron common stock, such as a recent bank or brokerage account statement.
If you arrive at the Annual Meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder.

You can obtain an admission ticket in advance by mailing a written request, along with proof of your ownership of Chevron common stock, to Chevron Corporation, Attn: Corporate Secretary and Chief Governance Officer, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324.

If you are not a stockholder, you will be admitted only if you have a valid legal proxy and form of photo identification. If you are receiving a legal proxy from a stockholder of record, you must bring a form of photo identification and a legal proxy from the record holder to you. If you are receiving a legal proxy from a street name stockholder, you must bring a form of photo identification, a legal proxy from the record holder (i.e., the bank, broker or other holder of record) to the street name stockholder that is assignable, and a legal proxy from the street name stockholder to you. Stockholders may appoint only one proxy holder to attend on their behalf.

Cameras, recording equipment, electronic devices (including cell phones, tablets, laptops, etc.), purses, large bags, briefcases or packages will NOT be allowed into the Annual Meeting, other than for Company purposes. A checkroom for such items will be provided. Attendees will be asked to pass through a security screening device prior to entering the Annual Meeting. We regret any inconvenience this may cause you and we appreciate your cooperation.

Richmond
Walnut Creek
Golden Gate Bridge
Berkeley
Alamo
Danville
Sycamore Valley
Oakland
Crow Canyon
San Ramon
Bollinger Canyon Road
Chevron Park
San Francisco
Bay Bridge
San Mateo Bridge
Fremont
San Francisco International Airport (SFO)
Oakland International Airport (OAK)
Menlo Park
Palo Alto
San Jose
San Jose International Airport (SJC)
101
80
580
680
24
880
280
92
238
84
87
Crow Canyon
Norris Canyon
Executive Parkway
Sunset Drive
Camino Ramon
Homestead Village
Marriott
Bollinger Canyon Road
Courtyard by Marriott
Chevron Drive
Marriott Residence Inn
Chevron Park
6001 Bollinger Canyon Road
San Ramon

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Election of Directors
(Item 1 on the Proxy Card)

Your Board is nominating the 11 individuals identified below for election as Directors. Directors are elected annually and serve for a one-year term and until their successors are elected. If any nominee is unable to serve as a Director, a circumstance we do not anticipate, the Board by resolution may reduce the number of Directors or choose a substitute.

Director Election Requirements

Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director, in an uncontested election.

Under Chevron’s By-Laws, in an uncontested election any current Director who receives more AGAINST votes than FOR votes must submit an offer of resignation to the Board of Directors. The Board Nominating and Governance Committee must then consider all relevant facts and circumstances, including the Director’s qualifications and past and expected future contributions, the overall composition of the Board, and whether Chevron would meet regulatory or similar requirements without the Director, and make a recommendation to the Board on what action to take with respect to the offer of resignation.

The Director Nomination Process

The Board Nominating and Governance Committee is responsible for recommending to the Board the qualifications for Board membership and identifying, assessing and recommending qualified Director candidates for the Board’s consideration. The Board membership qualifications and nomination procedures are set forth in Chevron’s Corporate Governance Guidelines, which are available on the Chevron website at www.chevron.com. Generally, the Board is seeking individuals with the following qualifications:

•

the highest professional and personal ethics and values, consistent with The Chevron Way and our Business Conduct and Ethics Code, both of which are available on the Chevron website at www.chevron.com;

•

broad experience or expertise at the policy-making level in business, governmental, educational, technological, environmental or public interest issues;

•

the ability to provide insights and practical wisdom based on the individual’s experience and expertise;

•

a commitment to enhancing stockholder value;

•

sufficient time to effectively carry out duties as a Director (service on boards of public companies should be limited to no more than five); and

•

independence (at least a majority of the Board must consist of independent Directors, as defined by the New York Stock Exchange (NYSE) Corporate Governance Standards).

The Committee uses a skills and qualifications matrix to ensure that the overall Board maintains a balance of knowledge and experience. The Committee carefully reviews all Director candidates, including current Directors, in light of these qualifications based on the context of the current and anticipated composition of the Board, the current and anticipated operating requirements of the Company, and the long-term interests of stockholders. In conducting this assessment, the Committee considers diversity, education, experience, length of service and such other factors as it deems appropriate given the current and anticipated needs of the Board and the Company. The Committee and Board define diversity broadly to include diversity of professional experience (policy, business, government, education, technology, environment or public interest), geographical location and viewpoint, as well as diversity of race, gender, nationality and ethnicity.

The Committee considers all candidates recommended by our stockholders. Stockholders may recommend candidates by writing to the Corporate Secretary and Chief Governance Officer at 6001 Bollinger Canyon Road, San Ramon, California 94583-2324, stating the recommended candidate’s name and qualifications for Board membership. When considering candidates recommended by stockholders, the Committee follows the same Board membership qualifications evaluation and nomination procedures discussed above.

In addition to stockholder recommendations, the Committee considers Director candidates identified for consideration for nomination to the Board from other sources. Board members periodically suggest possible candidates, and from time to time, the Committee may engage a third-party consultant to assist in identifying potential candidates. The Committee has retained Russell Reynolds Associates to assist it with identifying potential candidates. Russell Reynolds interviewed current Directors, evaluated the Board’s current and future makeup and needs, and has worked with the Committee to develop a list of potential candidates.

After the 2012 Annual Meeting, at which 10 of the current nominees for Director were elected, the Committee recommended and the Board concurred in electing Dr. Alice P. Gast to the Board, effective December 1, 2012. Dr. Gast was identified by our current nonemployee Directors as part of the Committee’s regular process for identifying potential Director nominees. On February 26, 2013, Charles T. Hagel resigned from the Board due to his confirmation by the U.S. Senate as U.S. Secretary of Defense. For the 2013 Annual Meeting, the Committee recommended and the Board concurred in maintaining a Board size of 11 Directors. Each of the Director nominees are current Directors.

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In the biographies that follow, we have provided additional detail regarding each Director’s specific qualifications, experience, attributes and skills.

Nominees for Director

Your Board unanimously recommends that you vote FOR each of these nominees.

Linnet F. Deily

Director since 2006

Ms. Deily, age 67, is a former Deputy U.S. Trade Representative and U.S. Ambassador to the World Trade Organization and retired financial services industry executive.

Prior Positions Held: Ms. Deily served as Deputy U.S. Trade Representative and U.S. Ambassador to the World Trade Organization from 2001 to 2005. She was Vice Chairman of Charles Schwab Corporation from 2000 until 2001 and President of the Schwab Retail Group from 1998 until 2000 and President of Schwab Institutional Services for Investment Managers from 1996 until 1998. Prior to joining Schwab, she was Chairman, Chief Executive Officer and President from 1990 until 1996 and President and Chief Operating Officer from 1988 until 1990 of the First Interstate Bank of Texas.

Current Public Company Directorships: Honeywell International Inc.

Prior Public Company Directorships (within the last five years): Alcatel-Lucent S.A. (and its predecessor, Lucent Technologies Inc.).

Other Directorships, Trusteeships and Memberships: Chair, Houston Endowment, Inc.; Vice Chair, Houston Zoo; Houston Museum of Fine Arts; Jung Center of Houston; Executive Chairman, St. Luke’s Episcopal Health System.

Qualifications, Experience, Attributes and Skills: Ms. Deily meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Ms. Deily has significant policy-making and international affairs experience, including experience with environmental issues, based in part on her work as a Deputy U.S. Trade Representative and U.S. Ambassador to the World Trade Organization (WTO). In the latter role Ms. Deily oversaw the negotiation of various environmental issues before the WTO. In addition, she has experience leading major public corporations, first as Chairman, Chief Executive Officer and President of the First Interstate Bank of Texas and later as Vice Chairman of Charles Schwab Corporation. Ms. Deily also has significant financial expertise and experience gained through the various positions she held at Charles Schwab Corporation and First Interstate Bank of Texas.

Robert E. Denham

Lead Director;

Director since 2004

Mr. Denham, age 67, has been a Partner of Munger, Tolles & Olson LLP, a law firm, since 1998 and from 1973 until 1991.

Prior Positions Held: Mr. Denham was Chairman and Chief Executive Officer of Salomon Inc. from 1992 until 1997. He joined Salomon in 1991, as General Counsel of Salomon and its subsidiary, Salomon Brothers.

Current Public Company Directorships: Fomento Económico Mexicano, S.A. de C.V.; The New York Times Company; Oaktree Capital Group, LLC; UGL Limited.

Prior Public Company Directorships (within the last five years): Alcatel-Lucent S.A. (and its predecessor, Lucent Technologies Inc.); Wesco Financial Corporation.

Other Directorships, Trusteeships and Memberships: Vice Chairman, Good Samaritan Hospital of Los Angeles; James Irvine Foundation; New Village Charter School; Chairman, Russell Sage Foundation.

Qualifications, Experience, Attributes and Skills: Mr. Denham meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Mr. Denham brings to the Board extensive board and senior executive–level expertise in accounting, law, business and finance as a result of his nearly 43-year career as a lawyer, as Chief Executive Officer at Salomon Inc., and Chairman and President of the Financial Accounting Foundation, a position he held from 2004 to 2009. Mr. Denham has held numerous leadership positions with associations and councils focusing on governance, executive compensation, accounting, professional ethics and business. Mr. Denham also brings to the Board extensive experience with environmental issues: representing buyers and sellers in complex mergers and acquisitions; as CEO of Salomon Inc., owner of refiner Basis Petroleum and commodities trader Phibro Inc. during Mr. Denham’s tenure; as a former Trustee of the Natural Resources Defense Council; and as the former Chairman of the Board of the John D. and Catherine T. MacArthur Foundation, which funds environmental and sustainable development programs.

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Alice P. Gast

Director since 2012

Dr. Gast, age 54, has been the President of Lehigh University since 2006.

Prior Positions Held: Dr. Gast served as Vice President for Research, Associate Provost and Robert T. Haslam Chair in Chemical Engineering at Massachusetts Institute of Technology from 2001 to 2006 and, prior to that, was professor of Chemical Engineering at Stanford University and the Stanford Synchrotron Radiation Laboratory from 1985 to 2001.

Current Public Company Directorships: None.

Prior Public Company Directorships (within the last five years): None.

Other Directorships, Trusteeships and Memberships: 2010 science envoy to the Caucasus and Central Asia appointed by the U.S. Department of State; King Abdullah University of Science and Technology; The New York Academy of Sciences; Lehigh Valley Association of Independent Colleges; Patriot League Council of Presidents.

Qualifications, Experience, Attributes and Skills: Dr. Gast meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Dr. Gast has an extensive engineering and science background, as well as significant experience in workforce development as a result of her 23-year career in leading educational institutions. She also has policy-making and international affairs experience, based in part on her work as a 2010 science envoy to the Caucasus and Central Asia and service on the Academic Research Council for the Singapore Ministry of Education and the Board of Trustees of King Abdullah University of Science and Technology. In addition, Dr. Gast brings to the Board valuable experience in environmental matters. As president of Lehigh she has presided over the establishment of STEPS, an initiative on science, technology, environment, policy and society, and she oversees the university’s Environmental Advisory Group. Dr. Gast also oversees the university’s emergency preparedness and crisis management planning, which includes preparedness for environmental emergencies.

Enrique Hernandez Jr.

Director since 2008

Mr. Hernandez, age 57, has been Chairman, Chief Executive Officer and President of Inter-Con Security Systems, Inc., a provider of security and facility support services to government, utilities and industrial customers, since 1986.

Prior Positions Held: Mr. Hernandez was Executive Vice President and Assistant General Counsel of Inter-Con Security Systems from 1984 to 1985 and an associate in the law firm of Brobeck, Phleger & Harrison from 1980 until 1984.

Current Public Company Directorships: McDonald’s Corporation; Nordstrom, Inc.; Wells Fargo & Company.

Prior Public Company Directorships (within the last five years): None.

Other Directorships, Trusteeships and Memberships: Harvard College Visiting Committee; Harvard University Resources Committee; University of Notre Dame; the John Randolph Haynes and Dora Haynes Foundation.

Qualifications, Experience, Attributes and Skills: Mr. Hernandez meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Mr. Hernandez brings to the Board extensive board and senior executive–level experience in international business and law as a result of his nearly 28-year career with Inter-Con Security Systems, Inc., his legal experience as a litigation attorney at Brobeck, Phleger & Harrison, and his experience as a director of several large public companies in various industries. Mr. Hernandez also provides expertise in international security from his role leading Inter-Con Security Systems, as well as expertise in communications and community affairs from his role as co-founder of Interspan Communications, a television broadcasting company serving Spanish-language audiences.

George L. Kirkland

Director since 2010

Mr. Kirkland, age 62, has been Vice Chairman of Chevron since January 2010 and Executive Vice President of Upstream and Gas since January 2005.

Prior Positions Held: Mr. Kirkland was previously President of Chevron Overseas Petroleum from 2002 through 2004. From 2000 to 2001, he was President of Chevron U.S.A. Production Co. Mr. Kirkland joined Chevron in 1974.

Current Public Company Directorships: None.

Prior Public Company Directorships (within the last five years): None.

Other Directorships, Trusteeships and Memberships: Africa America Institute; Corporate Council on Africa; U.S.-Kazakhstan Business Association; US-ASEAN Business Council.

Qualifications, Experience, Attributes and Skills: Mr. Kirkland meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Mr. Kirkland brings to the Board extensive senior executive–level experience at Chevron and in the energy industry with a strong knowledge of Chevron’s Upstream business, including strategy, markets, competitors, financials, policy, administration, operations, environmental matters and industry regulation. Mr. Kirkland’s 39-year career at Chevron has at various points included principal responsibility for Upstream research and technology, production and operations in Nigeria, the United States and Canada, international exploration and production, and, most recently, global exploration, production and gas activities.

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Charles W. Moorman IV

Director since 2012

Mr. Moorman, age 61, has been since 2006 Chairman of the Board, since 2005 Chief Executive Officer and since 2004 President of Norfolk Southern Corporation, a freight transportation company.

Prior Positions Held: From 2003 to 2004, Mr. Moorman served as Senior Vice President of Corporate Planning and Services at Norfolk Southern, and in 2003 he served as Senior Vice President of Corporate Services. From 1999 to 2004, he was President of Thoroughbred Technology and Telecommunications, Inc., a subsidiary of Norfolk Southern.

Current Public Company Directorships: Norfolk Southern Corporation.

Prior Public Company Directorships (within the last five years): None.

Other Directorships, Trusteeships and Memberships: American Society of Corporate Executives; Chesapeake Bay Foundation; Hampton Roads Community Foundation; Nature Conservancy of Virginia; University of Virginia Medical Center Operating, Board; Chairman, Virginia Business Council.

Qualifications, Experience, Attributes and Skills: Mr. Moorman meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Mr. Moorman serves as Chairman and Chief Executive Officer of a Fortune 500 public company, providing him insight and experience into the operations, challenges and complex issues facing large corporations. Mr. Moorman also has significant logistics services, technology and strategy experience, as well as a thorough understanding of safety and environmental issues as a result of his 31-year career in the freight railroad and transportation industries. As current Chairman and Chief Executive Officer of Norfolk Southern Corporation, Mr. Moorman also brings firsthand knowledge of the business climate in key regions of the United States where Chevron operates.

Kevin W. Sharer

Director since 2007

Mr. Sharer, age 65, has been a Senior Lecturer of Business Administration at the Harvard Business School since the fall of 2012.

Prior Positions Held: Mr. Sharer was Chairman of the Board from 2001 and Chief Executive Officer from 2000 of Amgen Inc. until his retirement in 2012. From 1992 until 2000, Mr. Sharer served as President and Chief Operating Officer of Amgen. From 1989 until 1992, Mr. Sharer was President of the Business Markets Division of MCI Communications Corporation. From 1984 until 1989, Mr. Sharer served in numerous executive capacities at General Electric Company.

Current Public Company Directorships: Northrop Grumman Corporation.

Prior Public Company Directorships (within the last five years): Amgen Inc.

Other Directorships, Trusteeships and Memberships: Chairman, Los Angeles County Museum of Natural History; U.S. Naval Academy Foundation.

Qualifications, Experience, Attributes and Skills: Mr. Sharer meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Mr. Sharer served as Chairman and Chief Executive Officer of a Fortune 500 public company, providing him insight and experience into the operations, challenges and complex issues facing large corporations. He has significant expertise in technology, research and development, and long investment cycles. Having served as a director of Unocal Corporation, Mr. Sharer brings to the Board strong knowledge of strategy, markets, competitors and financials of Unocal’s operations. As retired Chairman and Chief Executive Officer of Amgen, Mr. Sharer also brings firsthand knowledge of the business climate in California, where Chevron is headquartered.

John G. Stumpf

Director since 2010

Mr. Stumpf, age 59, has been since 2010 Chairman of the Board, since 2007 Chief Executive Officer, and since 2005 President of Wells Fargo & Company, a nationwide, diversified, community-based financial services company.

Prior Positions Held: From 2002 until 2005, Mr. Stumpf served as Group Executive Vice President of Community Banking at Wells Fargo. In 2000, he led the integration of Wells Fargo’s $23 billion acquisition of First Security Corporation. Beginning in 1982, Mr. Stumpf served in numerous executive capacities at Norwest Corporation until its merger with Wells Fargo in 1998, at which time he became head of Wells Fargo’s Southwestern Banking Group.

Current Public Company Directorships: Target Corporation; Wells Fargo & Company.

Prior Public Company Directorships (within the last five years): None.

Other Directorships, Trusteeships and Memberships: The Clearing House; The Financial Services Roundtable; San Francisco Museum of Modern Art.

Qualifications, Experience, Attributes and Skills: Mr. Stumpf meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Mr. Stumpf serves as Chairman and Chief Executive Officer of a Fortune 500 public company, providing him insight and experience into the operations, challenges and complex issues facing large corporations. Mr. Stumpf also has significant financial expertise and strategy and marketing experience as a result of his 31-year career in the banking and financial services industries and his service on the boards of Visa USA, Vista International and Inovant LLC. As current Chairman and Chief Executive Officer of Wells Fargo & Company, Mr. Stumpf also brings firsthand knowledge of the business climate in California and in the San Francisco Bay Area, where Chevron is headquartered.

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Ronald D. Sugar

Director since 2005

Dr. Sugar, age 64, is the retired Chairman of the Board and Chief Executive Officer of Northrop Grumman Corporation, a global defense and technology company.

Prior Positions Held: Dr. Sugar was Chairman of the Board and Chief Executive Officer of Northrop Grumman Corporation from 2003 until 2010 and President and Chief Operating Officer from 2001 until 2003. He was President and Chief Operating Officer of Litton Industries, Inc., from 2000 until 2001.

Current Public Company Directorships: Air Lease Corporation; Amgen Inc.; Apple Inc.

Prior Public Company Directorships (within the last five years): Northrop Grumman Corporation.

Other Directorships, Trusteeships and Memberships: Senior Advisor, Ares Management LLC; Boys & Girls Clubs of America; Los Angeles Philharmonic Association; National Academy of Engineering; UCLA Anderson School of Management Board of Visitors; University of Southern California.

Qualifications, Experience, Attributes and Skills: Dr. Sugar meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Dr. Sugar has served as Chairman and Chief Executive Officer of a Fortune 500 public company, providing him insight and experience into the operations, challenges and complex issues facing large corporations. Dr. Sugar has extensive board and senior executive–level expertise in manufacturing, technology, finance, government affairs, international marketing, long investment cycles and environmental issues. While Chairman and Chief Executive Officer of Northrop Grumman, Dr. Sugar oversaw environmental assessments and remediations at shipyards and aircraft electronics factories. Dr. Sugar’s career has included service as Chief Financial Officer of TRW, Inc., providing additional financial expertise. As retired Chairman and Chief Executive Officer of Northrop, Dr. Sugar also has firsthand knowledge of the business climate in California, where Chevron is headquartered.

Carl Ware

Director since 2001

Mr. Ware, age 69, is a retired Executive Vice President of The Coca-Cola Company, a manufacturer of beverages.

Prior Positions Held: Mr. Ware was a Senior Advisor to the CEO of The Coca-Cola Company from 2003 until 2005 and was an Executive Vice President, Global Public Affairs and Administration, from 2000 until 2003. He was President of The Coca-Cola Company’s Africa Group, with operational responsibility for 50 countries in sub-Saharan Africa, from 1991 until 2000.

Current Public Company Directorships: Cummins Inc.

Prior Public Company Directorships (within the last five years): Coca-Cola Bottling Co. Consolidated.

Other Directorships, Trusteeships and Memberships: Clark Atlanta University; PGA TOUR Golf Course Properties, Inc.

Qualifications, Experience, Attributes and Skills: Mr. Ware meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Mr. Ware brings to the Board extensive senior executive–level expertise in operations, manufacturing, marketing, and public and international affairs as a result of his nearly 28-year career with The Coca-Cola Company. Mr. Ware’s tenure as President and Chief Operating Officer of Coca-Cola Africa provided in-depth knowledge of one of Chevron’s key areas of operations, and his tenure as Executive Vice President for Public Affairs and Administration provided additional public policy and environmental experience. In that position, Mr. Ware supervised companywide environmental policies and procedures.

John S. Watson

Director since 2009

Mr. Watson, age 56, has been Chairman of the Board and Chief Executive Officer of Chevron since January 1, 2010.

Prior Positions Held: Mr. Watson was previously Vice Chairman of the Board of Chevron from 2009 until 2010. He was Executive Vice President of Strategy and Development from 2008 until 2009. From 2005 until 2007, he was President of Chevron International Exploration and Production, and from 2001 until 2005, he was Chief Financial Officer. In 1998, he was named Vice President with responsibility for strategic planning. Mr. Watson joined Chevron Corporation in 1980.

Current Public Company Directorships: None.

Prior Public Company Directorships (within the last five years): None.

Other Directorships, Trusteeships and Memberships: American Petroleum Institute; American Society of Corporate Executives; The Business Council; Business Roundtable; JPMorgan International Council; National Petroleum Council; University of California at Davis Chancellor’s Board of Advisors.

Qualifications, Experience, Attributes and Skills: Mr. Watson meets all of the Director qualifications described above under “The Director Nomination Process.” In particular, Mr. Watson brings to the Board extensive senior executive–level expertise at Chevron as well as the energy industry with a strong knowledge of strategy, markets, competitors, financial aspects, policy and operations. Mr. Watson’s 32-year career at Chevron has at various points included principal responsibility for corporatewide finance, strategic planning, mergers and acquisitions, and international exploration and production. In 2000, Mr. Watson led Chevron’s integration effort after its successful acquisition of Texaco Inc., after which he became Chief Financial Officer.

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Independence of Directors

The Board has determined that each nonemployee Director who served in 2012 and each current nonemployee Director is independent in accordance with the NYSE Corporate Governance Standards and that no material relationship exists that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

For a Director to be considered independent, the Board must determine that the Director does not have any direct or indirect material relationship with Chevron, other than as a Director. In making its determinations, the Board adheres to the specific tests for independence included in the NYSE Corporate Governance Standards. In addition, the Board has determined that the following relationships of Chevron Directors occurring within the last fiscal year are categorically immaterial to a determination of independence if the relevant transaction was conducted in the ordinary course of business:

•

a director of another entity if business transactions between Chevron and that entity do not exceed $5 million or 5 percent of the receiving entity’s consolidated gross revenues, whichever is greater;

•

a director of another entity if Chevron’s discretionary charitable contributions to that entity do not exceed $1 million or 2 percent of that entity’s gross revenues, whichever is greater, and if the charitable contributions are consistent with Chevron’s philanthropic practices; and

•

a relationship arising solely from a Director’s ownership of an equity or limited partnership interest in a party that engages in a transaction with Chevron as long as the Director’s ownership interest does not exceed 2 percent of the total equity or partnership interest in that other party.

These categorical standards are contained in our Corporate Governance Guidelines, which are available on our website at www.chevron.com and are available in print upon request.

During 2012, Ms. Deily and Messrs. Denham, Hagel (retired 2013), Hernandez, Moorman, Donald B. Rice (retired 2012), Sharer, Stumpf, Sugar and Ware were directors of for-profit entities with which Chevron conducts business in the ordinary course. They and Dr. Gast were also directors or trustees of, or similar advisors to, not-for-profit entities to which Chevron contributed funds in 2012. The Board determined that all of these transactions and contributions were below the thresholds set forth in the first and second categorical standards described above (except as noted below) and are, therefore, categorically immaterial to the particular Director’s independence.

The Board reviewed the following relationships and transactions that existed or occurred in 2012 that are not covered by the categorical standards described above:

•

For Dr. Gast, the Board considered that in 2012, Chevron matched various employee contributions to Lehigh University amounting to less than 0.004 percent of the university’s most recently reported annual gross revenues. Dr. Gast is the President of the university and joined the Board in December 2012. The Board concluded that these transactions would not impair Dr. Gast’s independence.

•

For Mr. Hernandez, the Board considered that in 2012, Chevron purchased services from Inter-Con Security Systems of Liberia Limited, a subsidiary of Inter-Con Security Systems, Inc., in the ordinary course of business, amounting to less than 1 percent of Inter-Con’s most recent annual consolidated gross revenues. Mr. Hernandez is Chairman, Chief Executive Officer, President and a significant shareholder of Inter-Con, a privately held business. The Board concluded that these transactions would not impair Mr. Hernandez’s independence.

•

For Mr. Moorman, the Board considered that in 2012, Chevron purchased products and services from Norfolk Southern Corporation, in the ordinary course of business, amounting to less than than 0.021 percent of Norfolk Southern’s most recently reported annual consolidated gross revenues, and Norfolk Southern purchased products and services from Chevron, in the ordinary course of business, amounting to less than 0.021 percent of Chevron’s most recently reported annual consolidated gross revenues. Mr. Moorman is the Chairman, Chief Executive Officer, and President of Norfolk Southern. The Board concluded that these transactions would not impair Mr. Moorman’s independence.

•

For Mr. Sharer, the Board considered that in 2012, Amgen Inc. purchased products and services from Chevron, in the ordinary course of business, amounting to less than 0.001 percent of Chevron’s most recently reported annual consolidated gross revenues. Until his retirement in 2012, Mr. Sharer was the Chairman, Chief Executive Officer and President of Amgen. The Board concluded that these transactions would not impair Mr. Sharer’s independence.

•

For Mr. Stumpf, the Board considered that in 2012, Chevron utilized Wells Fargo & Company for commercial banking, brokerage and other services, in the ordinary course of business, amounting to less than 0.018 percent of Wells Fargo’s most recently reported annual consolidated gross revenues, and Wells Fargo paid to Chevron interest in connection with timed deposits and similar transactions, in the ordinary course of business, amounting to less than 0.006 percent of Chevron’s most recently reported annual consolidated gross revenues. Mr. Stumpf is the Chairman, Chief Executive Officer and President of Wells Fargo. The Board concluded that these transactions would not impair Mr. Stumpf’s independence.

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Vote Required

Each Director nominee who receives a majority of the votes cast will be elected a Director, in an uncontested election. Any shares not voted (whether by abstention or otherwise) will have no impact on the elections. If you are a street name stockholder and do not vote your shares, your bank, broker or other holder of record cannot vote your shares at its discretion in these elections.

If the number of Director nominees exceeds the number of Directors to be elected—a circumstance we do not anticipate—the Directors shall be elected by a plurality of the shares present in person or by proxy at the Annual Meeting or any adjournment thereof and entitled to vote on the election of Directors.

Your Board’s Recommendation

Your Board unanimously recommends that you vote FOR the 11 Directors named in this Proxy Statement.

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Director Compensation

Nonemployee Director Compensation, Generally

Our compensation for nonemployee Directors is designed to be competitive with our largest global energy competitors and other large capital-intensive international companies across industries, to link rewards to business results and stockholder returns, and to facilitate increased ownership of Chevron common stock. We do not have a retirement plan for nonemployee Directors. Our executive officers are not paid additional compensation for their services as Directors.

The Board Nominating and Governance Committee evaluates and recommends to the nonemployee Directors of the Board the compensation for nonemployee Directors, and the nonemployee Directors of the Board set the compensation. Our executive officers have no role in determining the amount or form of nonemployee compensation. The Committee may retain the services of an independent compensation consultant to assist the Committee with its work in connection with Chevron’s nonemployee Director compensation program.

In 2012, the Committee retained the services of an independent compensation consultant, Pearl Meyer & Partners, to assist the Committee with its biennial review of Chevron’s nonemployee Director compensation program. Under the retention agreement, the Committee has the exclusive right to select, retain and terminate Pearl Meyer & Partners, as well as to approve any fees, terms or other conditions of Pearl Meyer & Partners’ service. Pearl Meyer & Partners and its lead consultant report directly to the Committee, but may work cooperatively with management to develop analyses and proposals when requested to do so by the Committee.

Pearl Meyer & Partners conducted a comprehensive review of Chevron’s nonemployee Director compensation, including a review of director compensation arrangements at Chevron’s domestic oil peers (i.e., Anadarko Petroleum, ConocoPhillips, Devon Energy, ExxonMobil, Hess, Marathon Oil, Occidental Petroleum, Sunoco, Tesoro Petroleum and Valero Energy) and Non-Oil Industry Peer Group Companies, which are identified in “Use of Peer Groups” in the “Compensation Discussion and Analysis” in this Proxy Statement.

The nonemployee Directors’ 2012 total annual compensation did not change from 2011. Nonemployee Directors received total annual compensation of $300,000 per Director, with 39 percent paid in cash and 61 percent paid in restricted stock units. Committee chairmen receive an additional $15,000 in cash for their services.

Changes in Nonemployee Director Compensation

Beginning with the 2013 Annual Meeting, nonemployee Directors will receive total annual compensation of $375,000 per Director, with 40 percent in cash and 60 percent to be paid in restricted stock units. Committee chairmen will continue to receive an additional $15,000 in cash for their services. Following Pearl Meyer & Partners’ comprehensive review of Chevron’s nonemployee Director compensation described above, the Board Nominating and Governance Committee recommended to and the nonemployee Directors of the Board approved this increase in nonemployee Director compensation in view of the following considerations, among others:

•

the Board has not increased nonemployee Director compensation since 2009, when it increased Director compensation by $10,000 and an additional $5,000 increase for committee chairmen;

•

since 2010, average director compensation has increased 9 percent among Chevron’s domestic oil peers; and

•

the increase in total compensation positions Chevron’s nonemployee Director compensation within a range among domestic oil peers which the Committee and nonemployee Directors feel is appropriate in view of Chevron’s position relative to these peers in average annual revenue.

2012 Compensation

Below, we describe the nonemployee Directors’ 2012 annual compensation:

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Cash or Stock Options (at the Director’s Election)

•

$116,000 annual cash retainer, paid in monthly installments beginning with the month the Director is elected to the Board.

•

$15,000 additional annual cash retainer for each Board committee chairman, paid in monthly installments beginning with the month the Director becomes a committee chairman.

•

Directors can elect to receive nonstatutory/nonqualified stock options instead of any portion of their cash compensation. Options are granted under the Chevron Corporation Nonemployee Directors’ Equity Compensation and Deferral Plan (NED Plan). The options are granted on the date of the annual meeting of stockholders that the Director is elected and are exercisable for that number of shares of Chevron common stock determined by dividing the amount of the cash retainer subject to the election by the Black-Scholes value of an option on the date of grant. Elections to receive options in lieu of any portion of cash compensation must be made by December 31 in the year preceding the year in which the options are granted. The options have an exercise price based on the closing price of Chevron common stock on the date of grant. Half of the award vests six months after the grant date, and the remaining half vests on the earlier of the 12-month anniversary of the grant date or the day preceding the first annual meeting of stockholders following the grant. The vested options become exercisable on the 12-month anniversary of the grant date and have a term of 10 years.

•

Directors can also elect to defer any portion of their cash compensation under the NED Plan. Deferral elections must be made by December 31 in the year preceding the year in which the cash to be deferred is earned. Deferrals are credited, at the Director’s election, into accounts tracked with reference to the same investment fund options available to participants in the Chevron Deferred Compensation Plan for Management Employees II, including a Chevron Common Stock Fund. Distribution of deferred amounts is in cash except for amounts valued with reference to the Chevron Common Stock Fund, which are distributed in shares of Chevron common stock. Distribution will be made in either one or 10 annual installments for compensation deferred after December 31, 2004, and distributions will be made in one to 10 annual installments for compensation deferred prior to January 1, 2005. Any deferred amounts unpaid at the time of a Director’s death are distributed to the Director’s beneficiary.

Restricted Stock Units

•

$184,000 of the annual compensation is paid in the form of restricted stock units (RSUs) that are granted on the date of the annual meeting of stockholders at which the Director is elected. If a Director is elected to the Board between annual meetings, a prorated grant is made. RSUs are subject to forfeiture (except when the Director dies, reaches mandatory retirement age, becomes disabled, changes primary occupation or enters government service) until the earlier of 12 months or the day preceding the first annual meeting of stockholders following the date of the grant. After that, the RSUs are paid out in shares of Chevron common stock unless the Director has elected to defer the payout until retirement under the NED Plan.

Expenses and Charitable Matching Gift Program

Nonemployee Directors are reimbursed for out-of-pocket expenses incurred in connection with the business and affairs of Chevron. Nonemployee Directors are eligible to participate in Humankind, our charitable matching gift program, which is available to all our employees. We will match any contributions to eligible entities up to a maximum of $10,000 per year.

Nonemployee Director Compensation During the Fiscal Year Ended December 31, 2012

The above described choices available to Directors result in slight differences in reportable compensation, even though each Director was awarded the same amount (except for committee chairmen, who receive an additional $15,000). Specifically, some Directors elected to receive stock options for all or a portion of the annual cash retainer.

The Directors’ compensation reported below also includes the aggregate incremental cost to Chevron for expenses deemed perquisites that were incurred in connection with the Board’s October 2012 trip to Southeast Asia. Generally, every two years, the Board travels to one of Chevron’s international locations of operation to gain additional insight into Chevron’s operations and meet Chevron personnel at that location. Board member spouses are invited to attend the international Board trip to learn about Chevron’s operations and foster social interaction among the Directors as well as provide opportunities for spouses to attend receptions with local and expatriate Chevron employees and their families and local government officials, tour Chevron facilities, and participate in community engagement and other goodwill activities on behalf of Chevron. Incremental costs incurred in connection with spousal attendance and attributed to the Director as a perquisite include transportation (such as commercial air travel when in lieu of corporate air travel), lodging, meals, sightseeing and other activities for the spouse.

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The following table sets forth the compensation of our nonemployee Directors for the fiscal year ended December 31, 2012. Messrs. Robert J. Eaton, Rice and Charles R. Shoemate retired from the Board on May 30, 2012, in accordance with Chevron’s Director Retirement Policy contained in our Corporate Governance Guidelines. On February 26, 2013, Mr. Hagel resigned from the Board of Directors due to his confirmation by the U.S. Senate as U.S. Secretary of Defense.

Name	Fees Earned or Paid in Cash		Stock Awards(1)	Option Awards(2)	All Other Compensation(3)	Total
Linnet F. Deily	$131,000	(4)	$184,000	—	$12,081	$327,081
Robert E. Denham	$131,000	(4)(5)	$184,000	—	$21,525	$336,525
Robert J. Eaton	$—		$—	—	$31,975	$31,975
Alice P. Gast	$—	(6)	$90,236	—	$108	$90,344
Charles T. Hagel	$116,000		$184,000	—	$3,459	$303,459
Enrique Hernandez Jr.	$—		$184,000	$115,984	$20,653	$320,637
Charles W. Moorman	$58,644	(5)	$184,000	—	$1,908	$244,552
Donald B. Rice	$57,678		$—	—	$27,766	$85,444
Kevin W. Sharer	$116,000	(5)	$184,000	—	$2,305	$302,305
Charles R. Shoemate	$57,678		$—	—	$32,091	$89,769
John G. Stumpf	$116,000		$184,000	—	$6,855	$306,855
Ronald D. Sugar	$131,000	(4)(5)	$184,000	—	$16,467	$331,467
Carl Ware	$131,000	(4)	$184,000	—	$6,940	$321,940

(1)

Amounts reflect the grant date fair value for restricted stock units (RSUs) granted in 2012 under the NED Plan. The grant date fair value of these RSUs was $100.24 per unit, the closing price of Chevron common stock on May 29, 2012, except for the prorated award granted to Dr. Gast. The grant date fair value of Dr. Gast’s RSUs was $105.69 per unit, the closing price of Chevron common stock on November 30, 2012. RSUs accrue dividend equivalents, the value of which is factored into the grant date fair value. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions have been disregarded. RSUs are payable in Chevron common stock.

At December 31, 2012, the following nonemployee Directors had the following number of shares subject to outstanding stock awards or deferrals:

Name	Restricted Stock	Stock Units	Restricted Stock Units	Stock Units From Director’s Deferral of Cash Retainer	Total
Linnet F. Deily	—	3,006	1,865	—	4,871
Robert E. Denham	3,082	9,560	14,415	13,438	40,495
Robert J. Eaton	—	6,192	12,549	—	18,741
Alice P. Gast	—	—	853	—	853
Charles T. Hagel	—	—	1,865	—	1,865
Enrique Hernandez Jr.	—	—	10,827	985	11,812
Charles W. Moorman	—	—	1,865	457	2,322
Donald B. Rice	—	3,006	12,549	—	15,555
Kevin W. Sharer	—	—	14,415	8,152	22,567
Charles R. Shoemate	—	6,192	12,549	45	18,786
John G. Stumpf	—	—	1,865	—	1,865
Ronald D. Sugar	2,023	6,192	14,415	11,567	34,197
Carl Ware	6,487	16,994	14,415	402	38,298

Despite retiring in 2012, Messrs. Eaton, Rice and Shoemate continue to have outstanding stock awards because these awards will be distributed in accordance with their previous elections to defer payout of these awards. At December 31, 2012, the following nonemployee Directors also had the following number of stock units attributed to the Texaco Inc. Director and Employee Deferral Plan: Mr. Eaton, 2,378; and Mr. Shoemate, 7,292. These stock units accrue dividend equivalents.

(2)

For Directors electing stock options in lieu of all or a portion of the annual cash compensation, amounts reflect the grant date fair value for stock options granted on May 30, 2012. The grant date fair value was determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC 718) for financial reporting purposes. The grant date fair value of each option is calculated using the Black-Scholes model. Stock options granted on May 30, 2012, have an exercise price of $97.63 and a grant date fair value of $19.98. The assumptions used in the Black-Scholes model to calculate this grant date fair value were: an expected life of 6.0 years, a volatility rate of 31.6%, a risk-free interest rate of 1.01% and a dividend yield of 3.51%. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions have been disregarded.

Messrs. Eaton and Hernandez elected to receive all or a portion of their 2012 annual cash compensation in the form of stock options. The number of stock options granted in 2012 to Mr. Hernandez is 5,805. Mr. Eaton received stock options in 2011 covering the period May 24, 2011, through his retirement on May 30, 2012. One-half of the options vest six months following the date of grant, and the remaining half vests on the earlier of 12 months or the day preceding the first annual meeting of stockholders following the date of grant. Options expire after 10 years.

At December 31, 2012, the following Directors had the following number of stock options: Ms. Deily, 1,456; Mr. Eaton, 20,013; Mr. Hernandez, 26,475; and Mr. Shoemate, 8,305. Under the rules governing awards of stock options under the NED Plan, Directors who retire in accordance with Chevron’s Director Retirement Policy have until 10 years from the date of grant to exercise any outstanding option.

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(3) All Other Compensation for 2012 includes the following items.
	Insurance(a)	Perquisites(b)	Charitable Gift(c)
Linnet F. Deily	$1,310	$771	$10,000
Robert E. Denham	$1,310	$20,215	$—
Robert J. Eaton	$4,877	$17,098	$10,000
Alice P. Gast	$108	$—	$—
Charles T. Hagel	$1,310	$1,149	$1,000
Enrique Hernandez Jr.	$1,310	$9,343	$10,000
Charles W. Moorman	$759	$1,149	$—
Donald B. Rice	$552	$17,214	$10,000
Kevin W. Sharer	$1,310	$995	$—
Charles R. Shoemate	$4,877	$17,214	$10,000
John G. Stumpf	$1,310	$5,545	$—
Ronald D. Sugar	$1,310	$10,157	$5,000
Carl Ware	$1,310	$5,630	$—

(a)

Amounts reflect the annualized premium for accidental death and dismemberment insurance coverage paid by Chevron, which has been prorated for Dr. Gast and Messrs. Eaton, Moorman, Rice and Shoemate. For Messrs. Eaton and Shoemate, amounts include $4,325 for participation in the Texaco Group Personal Umbrella Liability Insurance benefit for Directors and officers. Messrs. Eaton and Shoemate are also participants in the Directors’ Charitable Gift Program, which was established by Texaco Inc. and which, following the merger of Texaco Inc. and Chevron, has been continued by Chevron solely with respect to former Directors of Texaco. The program provides for the payment upon a participating Director’s death of $1 million to tax-exempt organizations that are designated by the Director and that are not incompatible with Chevron’s philanthropic philosophy. Prior to the merger, Texaco purchased insurance policies for future gift payouts for the participating Directors under which each policy covered two Directors, with the Corporation receiving the $2 million insurance proceeds upon the death of the second of the two Directors covered by each policy. Participants receive no financial benefit from the program because the Company receives all insurance proceeds and charitable deductions. The Corporation did not pay any premiums in 2012 because the premiums were fully funded by the accumulated cash value of the policies. Accordingly, no compensation is deemed paid to any participating Director.

(b)

For Ms. Deily and Messrs. Denham, Hagel, Hernandez, Moorman, Sharer, Stumpf, Sugar and Ware, reflects aggregate incremental costs for expenses deemed perquisites incurred in connection with the Board of Directors’ October 2012 trip to Southeast Asia, as described above. For transportation costs, incremental cost is the actual per-person cost incurred for commercial air travel for spouses (when in lieu of corporate air travel), if applicable. For lodging, meals, entertainment, and other costs, incremental cost reflects actual per-person cost. For Messrs. Eaton, Rice and Shoemate, who retired in 2012, reflects the actual costs of commemorative items and gifts given to the Director and his spouse upon retirement.

(c)

Amounts paid in 2012 in the Director’s name under Humankind, our charitable matching gift program.

(4)

Amount includes the additional retainer for serving as a Board committee chairman during 2012.

(5)

The Director has elected to defer some or the entire annual cash retainer under the NED Plan in 2012. None of the earnings under the plan are above market or preferential.

(6)

Dr. Gast was elected to the Board effective December 1, 2012, and payment for December’s service was paid in the subsequent month of service received.

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Board Operations

Board Leadership and Independent Lead Director

Under Chevron’s By-Laws, the positions of Chairman of the Board and CEO are separate positions that may be occupied by the same person. Chevron’s Directors select the Chairman of the Board annually. Thus, the Board has great flexibility to choose the optimal leadership structure depending upon Chevron’s particular needs and circumstances and to organize its functions and conduct its business in the most efficient and effective manner.

The Board Nominating and Governance Committee conducts an annual assessment of Chevron’s corporate governance structures and processes, which includes a review of Chevron’s Board leadership structure and whether combining or separating the roles of Chairman and CEO is in the best interests of Chevron’s stockholders. At present, Chevron’s Board believes that it is in the stockholders’ best interests for the CEO, Mr. Watson, to also serve as Chairman of the Board. The Board believes that having the CEO also serve as Chairman at this time fosters an important unity of leadership between the Board and the Company that is nevertheless subject to effective oversight by the independent Lead Director and the other independent Directors. The Board does not believe that having the CEO also serve as Chairman at this time inhibits the flow of information and interactions between the Board and management and other Company personnel.

Your Board does recognize the importance of independent Board oversight of the CEO and management. The independent Directors conduct an annual review of the CEO’s performance. At each meeting, the independent Directors meet in executive session. During executive sessions, the independent Directors discuss management performance and routinely formulate guidance and feedback for the CEO and other members of management.

Under Chevron’s Corporate Governance Guidelines, when the Board selects the CEO to also serve as Chairman, the independent Directors select a Lead Director from among themselves, currently Mr. Denham. As described in the “Board Leadership and Lead Director” section of Chevron’s Corporate Governance Guidelines, the Lead Director’s responsibilities are to:

•

chair all meetings of the independent Directors, including executive sessions;

•

serve as liaison between the Chairman and the independent Directors;

•

consult with the Chairman on and approve meeting agendas and schedules and information sent to the Board;

•

consult with the Chairman on other matters pertinent to Chevron and the Board;

•

call meetings of the independent Directors; and

•

communicate with major stockholders.

The Board routinely reviews the Lead Director’s responsibilities to ensure that these responsibilities enhance the oversight of the CEO and management by the independent Directors and the flow of information and interactions between the Board and management and other Company personnel. As a result of its most recent review the Board decided to augment the Lead Director’s duties to include consulting with the Chairman on and approving information sent to the Board.

Any stockholder can communicate with the Lead Director or any of the other Directors in the manner described in the Board Nominating and Governance Committee Report in this Proxy Statement.

Board Committee Membership and Functions

Chevron’s Board of Directors has four standing committees: Audit, Board Nominating and Governance, Management Compensation, and Public Policy. The Audit, Board Nominating and Governance, and Management Compensation Committees are each constituted and operated according to the requirements of the Securities Exchange Act of 1934, as amended (Exchange Act), and related rules and the New York Stock Exchange (NYSE) Corporate Governance Standards. Each Committee is governed by a written charter that can be viewed on the Chevron website at www.chevron.com and is available in print upon request. In addition, each member of the Compensation Committee is an “outside” Director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and each member of the Audit Committee is independent, financially literate and, other than Dr. Gast, an “audit committee financial expert,” as such terms are defined under the Exchange Act and related rules and the NYSE Corporate Governance Standards.

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Committees and Membership	Committee Functions
Audit Ronald D. Sugar, Chairman Alice P. Gast Enrique Hernandez Jr. John G. Stumpf

•

Selects the independent registered public accounting firm for endorsement by the Board and ratification by the stockholders;

•

Reviews reports of independent and internal auditors;

•

Reviews and approves the scope and cost of all services (including nonaudit services) provided by the independent registered public accounting firm;

•

Monitors the effectiveness of the audit process and financial reporting;

•

Reviews the adequacy of financial and operating controls;

•

Monitors implementation and effectiveness of Chevron’s compliance policies and procedures;

•

Assists the Board in fulfilling its oversight of enterprise risk management, particularly financial risk exposures; and

•

Evaluates the effectiveness of the Committee.

Board Nominating And Governance Robert E. Denham, Chairman Kevin W. Sharer Carl Ware

•

Evaluates the effectiveness of the Board and its committees and recommends changes to improve Board, Board committee and individual Director effectiveness;

•

Assesses the size and composition of the Board;

•

Recommends prospective Director nominees;

•

Reviews and approves nonemployee Director compensation;

•

Reviews and recommends changes as appropriate in Chevron’s Corporate Governance Guidelines, Restated Certificate of Incorporation, By-Laws and other Board-adopted governance provisions; and

•

Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Chevron’s corporate governance structures and processes.

Management Compensation Carl Ware, Chairman Linnet F. Deily Robert E. Denham Charles W. Moorman Kevin W. Sharer

•

Reviews and recommends to the independent Directors the salary and other compensation matters for the CEO;

•

Reviews and approves salaries and other compensation matters for executive officers other than the CEO;

•

Administers Chevron’s executive incentive and equity-based compensation plans;

•

Reviews Chevron’s strategies and supporting processes for management succession planning, leadership development, executive retention and diversity;

•

Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Chevron’s compensation programs; and

•

Evaluates the effectiveness of the Committee.

Public Policy Linnet F. Deily, Chairman Charles W. Moorman

•

Identifies, monitors and evaluates domestic and international social, political, human rights and environmental trends and issues that affect Chevron’s activities and performance;

•

Recommends to the Board policies, programs and strategies concerning such issues;

•

Recommends to the Board policies, programs and practices concerning support of charitable, political and educational organizations;

•

Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with the social, political, environmental and public policy aspects of Chevron’s business;

•

Reviews, annually, the policies and procedures and expenditures for Chevron’s political activities, including political contributions and direct and indirect lobbying; and

•

Evaluates the effectiveness of the Committee.

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Board and Committee Meetings and Attendance

In 2012, your Board held six Board meetings, with each meeting including an executive session of independent Directors, and 22 Board committee meetings, which included nine Audit Committee, six Board Nominating and Governance Committee, four Management Compensation Committee, and three Public Policy Committee meetings.

All Directors attended 88 percent or more of the Board meetings and their Board Committee meetings during 2012. Chevron’s policy regarding Directors’ attendance at the Annual Meeting, as described in the “Board Agenda and Meetings” section of Chevron’s Corporate Governance Guidelines (available at www.chevron.com), is that all Directors are expected to attend the Annual Meeting, absent extenuating circumstances. All current Directors, other than Dr. Gast, who joined the Board in December 2012, attended the 2012 Annual Meeting.

Board Oversight of Risk

One of the many duties of your Board is to oversee Chevron’s risk management policies and practices to ensure that the appropriate risk management systems are employed throughout the Company. Chevron faces a broad array of risks, including market, operational, strategic, legal, political and financial risks. The Board exercises its role of risk oversight in a variety of ways, including the following:

Board of Directors

•

monitors overall corporate performance, the integrity of Chevron’s financial controls, and the effectiveness of its legal compliance and enterprise risk management programs;

•

oversees management’s implementation and utilization of appropriate risk management systems at all levels of the Company, including operating companies, business units, corporate departments and service companies;

•

reviews portfolio, capital allocation and geopolitical risks in the context of the Board’s annual strategy session and the annual business plan and capital budget review;

•

receives reports from management on risk matters in the context of the Company’s strategic, business and operational planning and decision making; and

•

receives reports from various centers of management-level risk expertise, including Corporate Strategic Planning, Legal, Corporate Compliance, Health Environment and Safety, Global Exploration and Reserves, Corporation Finance, and others.

Audit Committee

•

assists the Board in fulfilling its oversight of financial risk exposures and implementation and effectiveness of Chevron’s compliance programs;

•

discusses Chevron’s policies with respect to risk assessment and risk management;

•

meets with Chevron’s Chief Compliance Officer and representatives of Chevron’s Compliance Policy Committee to receive information regarding compliance policies and procedures and internal controls;

•

meets with and reviews reports from Chevron’s independent and internal auditors; and

•

reports its discussions to the full Board for consideration and action when appropriate.

Board Nominating and Governance Committee

•

assists the Board in fulfilling its oversight of risks that may arise in connection with the Company’s governance structures and processes;

•

conducts an annual evaluation of the Company’s governance practices with the help of the Corporate Governance department;

•

discusses risk management in the context of general governance matters, including, among other topics, Board and management succession planning, delegations of authority and internal approval processes, stockholder proposals and activism, and Director and officer liability insurance; and

•

reports its discussions to the full Board for consideration and action when appropriate.

Management Compensation Committee

•

assists the Board in fulfilling its oversight of risks that may arise in connection with Chevron’s compensation programs and practices;

•

reviews the design and goals of Chevron’s compensation programs and practices in the context of possible risks to Chevron’s financial and reputational well-being;

•

reviews Chevron’s strategies and supporting processes for management succession planning, leadership development, executive retention and diversity; and

•

reports its discussions to the full Board for consideration and action when appropriate.

Public Policy Committee

•

assists the Board in fulfilling its oversight of risks that may arise in connection with the social, political, environmental and public policy aspects of Chevron’s business and the communities in which it operates;

•

discusses risk management in the context of, among other things, legislative initiatives, safety and environmental stewardship, government and nongovernment organization relations, and Chevron’s reputation; and

•

reports its discussions to the full Board for consideration and action when appropriate.

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Business Conduct and Ethics Code

We have adopted a code of business conduct and ethics for Directors, officers (including the Company’s Chief Executive Officer, Chief Financial Officer and Comptroller) and employees, known as the Business Conduct and Ethics Code. The code is available on our website at www.chevron.com and is available in print upon request. We will post any amendments to the code on our website.

Transactions With Related Persons

Review and Approval of Related Persons Transactions

It is our policy that all employees and Directors must avoid any activity that is in conflict with or has the appearance of conflicting with Chevron’s business interests. This policy is included in our Business Conduct and Ethics Code. Directors and executive officers must inform the Chairman and the Corporate Secretary and Chief Governance Officer when confronted with any situation that may be perceived as a conflict of interest. In addition, at least annually, each Director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest.

The Board has charged the Board Nominating and Governance Committee to review related persons transactions as defined by U.S. Securities and Exchange Commission (SEC) rules. The Committee has adopted guidelines to assist it with this review. Under these guidelines, all executive officers, Directors and Director nominees must promptly advise the Corporate Secretary and Chief Governance Officer of any proposed or actual business and financial affiliations involving themselves or their immediate family members that, to the best of their knowledge after reasonable inquiry, could reasonably be expected to give rise to a reportable related persons transaction. The Corporate Secretary and Chief Governance Officer will prepare a report summarizing any potentially reportable transactions, and the Committee will review these reports and determine whether to approve or ratify the identified transaction. The Committee has identified the following categories of transactions that are deemed to be preapproved by the Committee, even if the aggregate amount involved exceeds the $120,000 reporting threshold identified in the SEC rules:

•

compensation paid to an executive officer if that executive officer’s compensation is otherwise reported in our Proxy Statement or if the executive officer is not an immediate family member of another Chevron executive officer or Director;

•

compensation paid to a Director for service as a Director if that compensation is otherwise reportable in our Proxy Statement; transactions in which the related person’s interest arises solely as a stockholder and all stockholders receive the same benefit on a pro-rata basis;

•

transactions involving competitive bids (unless the bid is awarded to a related person who was not the lowest bidder or unless the bidding process did not involve the use of formal procedures normally associated with our bidding procedures);

•

transactions involving services as a common or contract carrier or public utility in which rates or charges are fixed by law;

•

transactions involving certain banking-related services under terms comparable with similarly situated transactions;

•

transactions conducted in the ordinary course of business in which our Director’s interest arises solely because he or she is a director of another entity and the transaction does not exceed $5 million or 5 percent (whichever is greater) of the receiving entity’s consolidated gross revenues for that year;

•

charitable contributions by Chevron to an entity in which our Director’s interest arises solely because he or she is a director, trustee or similar advisor to the entity and the contributions do not exceed, in the aggregate, $1 million or 2 percent (whichever is greater) of that entity’s gross revenues for that year; and

•

transactions conducted in the ordinary course of business and our Director’s interest arises solely because he or she owns an equity or limited partnership interest in the entity and the transaction does not exceed 2 percent of the total equity or partnership interests of the entity.

The Committee reviews all relevant information, including the amount of all business transactions involving Chevron and the entity with which the Director or executive officer is associated, and determines whether to approve or ratify the transaction. A Committee member will abstain from decisions regarding transactions involving that Director or his or her family members.

Related Persons Transactions

The stepmother of Chairman and Chief Executive Officer John S. Watson and Mr. Watson’s late father’s estate (of which Mr. Watson, his stepmother and several of his immediate family members are beneficiaries) are receiving payments from a law firm in connection with the law firm’s buyout in January 2008 of Mr. Watson’s father’s partnership and real property interests. Chevron retains the law firm in connection with various matters. In 2012, Chevron paid the firm approximately $15,000 and expects to pay it approximately $395,000 in 2013 for services rendered in 2012 and 2013.

The Board Nominating and Governance Committee has reviewed and approved or ratified this transaction under the standards described above.

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Board Nominating and Governance Committee Report

The Board Nominating and Governance Committee is responsible for recommending to the Board the qualifications for Board membership, identifying, assessing and recommending qualified Director candidates for the Board’s consideration, assisting the Board in organizing itself to discharge its duties and responsibilities, and providing oversight of Chevron’s corporate governance practices and policies, including an effective process for stockholders to communicate with the Board. The Committee is composed entirely of independent Directors as defined by the NYSE Corporate Governance Standards and operates under a written charter. The Committee’s charter is available on the Chevron website at www.chevron.com and is available in print upon request.

The Committee’s role in and process for identifying and evaluating Director nominees, including nominees recommended by stockholders, is described on pages 6 and 7 of this Proxy Statement. In addition, the Committee makes recommendations to the Board concerning Director independence, Board committee assignments, committee chairman positions, Audit Committee “financial experts” and the financial literacy of Audit Committee members.

The Committee regularly reviews trends and recommends best practices, initiates improvements, and plays a leadership role in maintaining Chevron’s strong corporate governance structures and practices. Among the practices the Committee believes demonstrate the Company’s commitment to strong corporate governance are:

•

annual election of all Directors;

•

supermajority of independent Directors;

•

majority vote standard for the election of Directors in uncontested elections coupled with a Director resignation policy;

•

annual election of the Chairman of the Board by the Directors;

•

annual election of an independent Lead Director by independent Directors;

•

annual assessment of Board, committee and Director performance;

•

Director retirement policy;

•

annual succession planning sessions;

•

confidential stockholder voting policy;

•

minimum stockholding requirements for Directors and officers;

•

review and approval or ratification of “related persons transactions” as defined by SEC rules;

•

policy to obtain stockholder approval of any stockholder rights plan;

•

right of stockholders to call for a special meeting; and

•

no supermajority voting provisions in Restated Certificate of Incorporation or By-Laws.

The Committee reviews interested-party communications, including stockholder inquiries directed to nonemployee Directors. The Corporate Secretary and Chief Governance Officer compiles the communications, summarizes lengthy or repetitive communications, and regularly summarizes the communications received, the responses sent and further disposition, if any. All communications are available to the Directors. Interested parties wishing to communicate their concerns or questions about Chevron to the Chairman of the Committee or any other nonemployee Directors may do so by U.S. mail addressed to Nonemployee Directors, c/o Office of the Corporate Secretary and Chief Governance Officer, 6001 Bollinger Canyon Road, San Ramon, California 94583-2324.

Stockholders can find additional information concerning Chevron’s corporate governance structures and practices in Chevron’s Corporate Governance Guidelines, By-Laws and the Restated Certificate of Incorporation, copies of which are available on Chevron’s website at www.chevron.com and are available in print upon request.

Respectfully submitted on March 26, 2013, by members of the Board Nominating and Governance Committee of your Board:

Robert E. Denham, Chairman

Kevin W. Sharer

Carl Ware

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Audit Committee Report

The Audit Committee assists your Board in fulfilling its responsibility to oversee management’s implementation of Chevron’s financial reporting process. The Audit Committee charter can be viewed on the Chevron website at www.chevron.com and is available in print upon request.

In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2012 Annual Report on Form 10-K with Chevron’s management and its independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and internal control over financial reporting. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of Chevron’s financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee met privately with the independent registered public accounting firm and discussed issues deemed significant by the accounting firm, and the Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Chevron and its management; received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and considered whether the provision of nonaudit services was compatible with maintaining the accounting firm’s independence.

In reliance on the reviews and discussions outlined above, the Audit Committee has recommended to your Board that the audited financial statements be included in Chevron’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the U.S. Securities and Exchange Commission.

Respectfully submitted on February 21, 2013, by the members of the Audit Committee of your Board:

Ronald D. Sugar, Chairman

Alice P. Gast

Enrique Hernandez Jr.

John G. Stumpf

Management Compensation Committee Report

The Management Compensation Committee of Chevron has reviewed and discussed with management the Compensation Discussion and Analysis beginning on the following page, and based on such review and discussion, the Committee recommended to the Board of Directors of the Corporation that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K.

Respectfully submitted on March 26, 2013, by members of the Management Compensation Committee of your Board:

Carl Ware, Chairman

Linnet F. Deily

Robert E. Denham

Charles W. Moorman

Kevin W. Sharer

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Executive Compensation

Compensation Discussion and Analysis

A Message To Our Stockholders

“Chevron’s executive compensation program ensures alignment between stockholders, executives, and the Company.” Carl Ware Chairman of the Management Compensation Committee

Dear Chevron Stockholder,

The Management Compensation Committee (MCC) carefully considers your views about how we pay our executives. The MCC is composed solely of independent Directors, and we are accountable for ensuring that the links between pay and our business goals are responsible, appropriate, and strongly aligned with your interests as a Chevron stockholder.

We annually review our compensation programs, including our compensation-related risk profile, to ensure that our compensation-related risks are not likely to have a material adverse effect on the Company. Our programs are designed to be externally competitive and sufficiently flexible in order to attract, motivate, and retain top-tier talent in this highly competitive industry. To assist us, we engage an independent compensation consultant, Exequity LLP, which performs no other consulting or other services for Chevron.

Each year, we take into account the result of the “say-on-pay” vote cast by you. In 2012, approximately 95 percent of those who voted approved the compensation of Chevron’s Named Executive Officers (NEOs). We interpreted this strong level of support as affirmation of the current design, purposes, and direction of our compensation programs. We also solicited input from a number of our largest stockholders to get specific feedback.

Our leadership team has a track record of delivering superior stockholder returns. They have been successful in reaching challenging performance milestones and creating long-term stockholder value. Our existing compensation plans have clearly been a part of that success. While we did not make substantive changes to our program in 2012, we continue to review our approach and make improvements, when appropriate.

Chevron is proud to be part of your portfolio, and we look forward to many successful years ahead.

Sincerely,

Management Compensation Committee

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Objectives of Our Executive Compensation Program

The overarching objective of our executive compensation program is to attract and retain seasoned management who will deliver long-term stockholder value. Our success is driven by our people.

The global energy business is the largest industry in the world and is very competitive. As measured by net income, four out of the top 10 global companies operate in this business segment. The lead times and project life spans in our business are generally very long. The development cycle of a large, major capital project, from exploration to first production, can be 10 years or longer. Equally important, the productive life spans of our assets can be very long — several decades in most cases and in excess of 100 years for some producing fields.

Accordingly, we have geared our compensation programs to reward career employees. This reflects the fact that the productive life of our asset base spans generations of employees and that the development cycle of many current investment projects are longer than an NEO’s tenure in a particular executive position.

Our management and employees have consistently delivered superior long-term stockholder returns. The stock performance graph that follows shows how an investment in Chevron common stock would have outperformed an equal investment in either the S&P 500 Index or a hypothetical portfolio of Peer Group equity securities (“Peer Group” defined as BP, ExxonMobil, Royal Dutch Shell and Total for purposes of this graph only) over a five-year period ending December 31, 2012.

The comparison includes the reinvestment of all dividends and is adjusted for stock splits, if any. The relative weightings of constituent equity securities assumed for the Peer Group hypothetical portfolio match the relative market capitalizations of the Peer Group Companies as of the beginning of each year.

Our Pay Philosophy

Our compensation programs have been designed with several important values in mind. These include:

•

structuring our compensation programs in a manner that ensures strong alignment between the interests of our stockholders, the Company, and our employees and executives;

•

paying for performance;

•

paying competitively, across all salary grades and across all geographies;

•

applying compensation program rules in a manner that is internally consistent; and

•

being metrics-driven and properly balanced in both our emphasis on short-term and long-term objectives and our use of measures based on absolute performance, relative performance against industry peers, historical performance and progress on key business initiatives.

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Components of Compensation

The material components of our executive compensation program and their purpose and their key characteristics are summarized in the following chart.

The majority of executive pay opportunity comes from long-term incentives, typically awarded as 60 percent stock options and 40 percent performance shares. The LTIP awards derive value directly from the Company’s stock price appreciation, which is in total alignment with stockholder interests.

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Pay-for-Performance Framework

Use of Peer Groups

We are always competing for the best talent with our direct industry peers and with the broader market. Accordingly, the MCC regularly reviews the market data, pay practices and ranges of specific comparator (“peer”) companies to ensure that we continue to offer a relevant and competitive executive pay program each year. We use two key groups for our evaluations: oil industry and non-oil industry.

Peer Group	Description	Purpose	Source
Oil Industry (13 companies)	Represents companies with substantial U.S. or global operations that most nearly approximate the size, scope and complexity of our business or segments of our business.	To understand how each NEO’s total compensation compares with the total compensation for reasonably similar positions at these companies.	Gathered from the Oil Industry Job Match Survey, an annual survey published by Towers Watson, and from these companies’ proxy statements or other public disclosures.
Non-Oil Industry (22 companies)

Represents companies of significant financial and operational size whose products are primarily commodities and that have, among other things, global operations, significant assets and capital requirements, long-term project investment cycles, extensive technology portfolios, an emphasis on engineering and technical skills, and extensive distribution channels.

To periodically compare our overall compensation practices (and those of the oil and energy industry, generally) against a broader mix of companies to ensure that our compensation practices are reasonable when compared with non-energy companies that are similar to Chevron in size, complexity and scope of operations.

Gathered from the Total Compensation Measurement Database, a proprietary source of compensation and data analysis developed by Aon Hewitt.

Oil Industry Peer Group (IN ORDER OF DECREASING MARKET CAPITALIZATION)

		Market Cap ($ Millions)	Sales and Other Operating Revenues(1) ($ Millions)	Net Income ($ Millions)
Company Name	Company Ticker	12/31/12	FY 2012	FY 2012
ExxonMobil Corporation	XOM	389,648	420,714	44,880
Royal Dutch Shell plc	RDSA	217,490	467,153	26,592
Chevron Corporation	CVX	210,516	222,580	26,179
BP plc	BP	132,691	375,580	11,993
ConocoPhillips	COP	70,749	57,967	8,428
Occidental Petroleum Corporation	OXY	61,710	24,172	4,598
Anadarko Petroleum Corporation	APC	37,229	13,307	2,391
Phillips 66	PSX	33,110	166,089	4,124
Marathon Oil Corporation	MRO	21,677	15,688	1,582
Devon Energy Corporation	DVN	21,128	8,809	(206)
Marathon Petroleum Corporation	MPC	20,979	76,534	3,389
Valero Energy Corporation	VLO	18,837	138,286	2,083
Hess Corporation	HES	17,934	37,691	2,025
Tesoro Corporation	TSO	6,071	32,484	743
(1) Excludes excise, value-added and similar taxes

The Oil Industry Peer Group companies most similar to Chevron in size, complexity, geographic reach, business lines and location of operations are ExxonMobil, BP and Royal Dutch Shell. These companies are key competitors for stockholder investments within the larger global energy sector. We also compete for stockholder interest with smaller companies, including the larger independent exploration and production companies (ConocoPhillips, Occidental, Anadarko, etc.) and the larger independent refining and marketing companies (Valero, Tesoro, etc.). We compete with all of these companies for executive talent.

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Non-Oil Industry Peer Group (IN ORDER OF DECREASING MARKET CAPITALIZATION)

		Market Cap ($ Millions)	Sales and Other Operating Revenues(1) ($ Millions)	Net Income ($ Millions)
Company Name	Company Ticker	12/31/12	FY 2012	FY 2012
General Electric Company	GE	218,414	100,149	13,641
International Business Machines Corporation	IBM	214,032	102,467	16,604
Chevron Corporation	CVX	210,516	222,580	26,179
Johnson & Johnson	JNJ	194,772	67,224	10,853
AT&T, Inc.	T	188,136	114,652	7,264
Pfizer Inc.	PFE	182,477	58,986	14,570
Merck & Co. Inc.	MRK	123,910	47,267	6,168
Verizon Communications Inc.	VZ	123,690	115,846	875
Pepsico, Inc.	PEP	105,656	65,492	6,178
Intel Corporation	INTC	101,945	53,341	11,005
3M Company	MMM	63,796	29,904	4,444
Caterpillar Inc.	CAT	58,698	63,068	5,681
The Boeing Company	BA	56,942	81,698	3,900
Ford Motor Co.	F	50,793	126,567	5,665
Honeywell International Inc.	HON	49,684	37,665	2,926
Duke Energy Corporation	DUK	44,915	19,158	1,768
The Dow Chemical Company	DOW	38,902	56,786	1,182
Lockheed Martin Corporation	LMT	29,625	47,182	2,745
Hewlett-Packard Company(2)	HPQ	27,970	119,895	(12,650)
American Electric Power Co., Inc.	AEP	20,728	13,677	1,259
International Paper Company	IP	17,525	27,833	794
Northrop Grumman Corporation	NOC	16,166	25,218	1,978
Alcoa Inc.	AA	9,263	23,700	191

(1)

Excludes excise, value-added and similar taxes

(2)

Hewlett-Packard’s fiscal year ends on October 31.  Accordingly, market capitalization reflects October 31, 2012, shares outstanding and December 31, 2012, stock price.
Sales and Other Operating Revenues and Net Income both reflect the fiscal year ended October 31, 2012.

How Compensation Is Delivered

Our compensation program is designed to collectively deliver competitive pay in the current year (base salary plus CIP awards) and in future years (LTIP awards) based on the longer-term — largely stock price — performance of the Company. For NEOs, primary emphasis is on long-term, at-risk compensation, i.e., LTIP awards such as stock options, performance shares and, from time to time, restricted stock units, the value of which move in direct alignment with returns provided to our stockholders.

•

Stock options have value only if Chevron’s stock price advances above the grant-day price.

•

Performance shares capture value in direct proportion to Chevron’s relative ranking versus designated industry peers on total shareholder return (TSR) (price appreciation plus dividends).

•

Restricted stock units, which are used infrequently, hold value in direct proportion to Chevron’s stock price.

Stock options can be rendered worthless if the Company’s stock price falls below the grant-day price. Performance shares can be rendered worthless if Chevron ranks last in TSR for the designated three-year performance period.

Below we describe in detail the material components of our compensation program for our NEOs: John S. Watson (Chairman and Chief Executive Officer); Patricia E. Yarrington (Vice President and Chief Financial Officer); George L. Kirkland (Vice Chairman and Executive Vice President); Michael K. Wirth (Executive Vice President); and R. Hewitt Pate (Vice President and General Counsel).

Base Salary

Base salary is a fixed, competitive component of pay, based on responsibilities, skills and experience. Base salaries are reviewed periodically in light of market practices and changes in responsibilities.

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How the CEO’s Base Salary Is Determined

The MCC’s independent consultant reviews and reports to the MCC on the relationship of Mr. Watson’s base salary to that of his peers in our Oil Industry and Non-Oil Industry Peer Groups. The MCC does not have a predetermined target or range within the Oil Industry Peer Group or Non-Oil Industry Peer Group as an objective for Mr. Watson’s base salary. Instead, the MCC exercises its discretion, taking into account the data provided by the MCC’s independent consultant, the relative size, scope and complexity of our business, Mr. Watson’s performance, and the aggregate amount of Mr. Watson’s compensation package. After considering the totality of these elements, the MCC makes a recommendation to the independent Directors, and the independent Directors determine Mr. Watson’s base salary.

How the Other NEOs’ Base Salaries Are Determined

For our other NEOs, base salary is a function of two things: the NEO’s assigned base salary grade and individual qualitative considerations, such as individual performance, experience, skills, competitive positioning, retention objectives and leadership responsibilities relative to other NEOs.

Mr. Watson makes recommendations to the MCC as to the base salaries for each of our other NEOs. The MCC makes base salary determinations for all NEOs, and the independent Directors of the Board review and ratify the determinations.

Each NEO is assigned to a base salary grade. Each grade has a base salary minimum, midpoint and maximum that constitute the salary range for that grade, except for the CEO and Vice Chairman positions, which do not have salary grade ranges because they are single incumbent positions. Salary grades and the appropriate salary ranges are determined through market surveys of positions of comparable level, scope, complexity and responsibility. The MCC annually reviews the base salary grade ranges and may approve increases in the ranges if it determines that adjustments are necessary to maintain competitiveness.

Adjustments in 2012 Base Salaries

The MCC adjusted our NEOs’ base salaries in 2012 as follows:

NEO	Position	2011 Base Salary	2012 Base Salary	Adjustment for 2012
John Watson	Chairman and CEO	$1,600,000	$1,700,000	6.25%
George Kirkland	Vice Chairman and Executive Vice President of Upstream	$1,300,000	$1,400,000	7.7%
Mike Wirth	Executive Vice President, Downstream	$955,000	$1,000,000	4.9%
Pat Yarrington	Vice President and Chief Financial Officer	$860,000	$930,000	8.1%
Hew Pate	Vice President and General Counsel	$739,000	$781,000	5.7%

The MCC determined that these adjustments were appropriate to maintain compensation competitiveness in base salary structure and in light of each NEO’s 2012 individual performance highlights noted below.

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Chevron Incentive Plan (CIP)

The CIP is designed to recognize yearly performance achievements. Annual operating and financial results figure prominently into this assessment, along with demonstrated progress on key business initiatives. Individual leadership is also recognized through this award. The award is delivered as an annual cash bonus based on a percentage of base salary and calculated as follows:

Base Salary	x	Award Target	x	Corporate Performance Rating	x	Individual Performance Modifier

Before the beginning of each performance year, the MCC establishes a CIP Award Target for each NEO, which is based on a percentage of the NEO’s base salary. The MCC sets target awards based on the median award of our Oil Industry Peer Group. All individuals in the same salary grade have the same target, which provides internal equity and consistency.

After the end of the performance year, the MCC sets the Corporate Performance Rating. This rating reflects the MCC’s overall assessment of the Company’s performance for that year, based on a range of metrics in four broad categories:

•

Financial;

•

Health, Environment and Safety;

•

Operating; and

•

Project Development and Commercial Transactions.

The MCC has discretion on weighting the categories and on weighting the performance metrics within each category. Performance is viewed across multiple parameters (absolute results; results versus plan; results versus peers and/or general industry; performance trends over time) and distinctions are made between the controllable and noncontrollable aspects of the metrics. With these metrics as the foundation, the MCC exercises its discretion in setting the Corporate Performance Rating. The minimum Corporate Performance Rating is zero and the maximum is 200 percent.

The MCC also takes into account individual performance. This is largely a personal leadership dimension, recognizing the individual effort and initiative expended and demonstrated progress on key business initiatives during the course of the year. The MCC uses its judgment in analyzing the individual performance of each NEO, his or her enterprise and business segment leadership, and how the business units reporting to the NEO performed.

Mr. Watson makes recommendations to the MCC as to the Individual Performance Modifier of each of our other NEOs.

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2012 CIP Results — Corporate Performance Rating

Our annual performance metrics are reviewed in comparison to prior years, current year plans and the results of our peer companies. The MCC also reviews actual annual cash award payments for the prior year for Chevron and our Oil Industry Peer Group, compared with actual business performance for Chevron and for our Oil Industry Peer Group. This comparison assures that our process for determining the Corporate Performance Rating is consistent with our peer group and that actual awards are consistent with both Chevron performance and performance relative to our peers.

The MCC set a Corporate Performance Rating of 150 percent for 2012. This overall Rating is based on the following assessment of Chevron’s 2012 performance.

2012 Performance

2012 was a strong performance year for the Company.

We continued to lead the industry in many financial and safety performance measures. We advanced our major capital projects and remained on track to meet our goal of 3.3 million barrels of daily oil-equivalent production by 2017. We also continued to add opportunities to our portfolio that we believe will add momentum to our growth prospects beyond 2017.

Below we highlight the Company’s performance in four broad categories and compared with ExxonMobil, BP, Royal Dutch Shell and Total over the past five years (“peer group,” for these highlights only). In these graphs, earnings have been adjusted to exclude externally disclosed, significant impacts or activities that are not representative of underlying business operations, such as divestitures, asset impairments and restructurings. We present a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures in Appendix A to this Proxy Statement.

Financial Highlights

•

Achieved earnings of $26.2 billion, second highest in the Company’s history

•

Posted a return on capital employed of 17 percent, second best in the peer group

•

Increased the quarterly dividend 11 percent, the 25th consecutive annual increase

•

Led the peer group in total shareholder return for five-year and 10-year periods

•

Led the peer group on rolling five-year earnings per share growth for the third consecutive year

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Health, Environment and Safety Highlights

•

Achieved industry-best performance on Days Away from Work injury rates (DAFWR)

•

Achieved industry-best performance on Total Recordable Incident rates (TRIR)

•

Lowered volume of spills, posting the best Company performance ever

•

Reduced Tier 1 Loss of Containment events (i.e., unplanned or uncontrolled release of material from primary containment that results in a serious outcome)

•

Incurred process fires at rate unchanged from 2011

•

Incurred higher number of fatalities than 2011

Operating Highlights

•

Led the industry in earnings per barrel in our Upstream segment (third consecutive year)

•

Led the industry in cash margins per barrel in our Upstream segment (fourth consecutive year)

•

Achieved a 112 percent reserves replacement ratio for 2012, 101 percent for the three-year period, 112 percent for the five-year period

•

2012 production impacted by delayed startup of an LNG plant in Angola and the precautionary shut-in of the Frade Field offshore Brazil

•

Ranked No. 2 in earnings per barrel in our Downstream segment

•

Successfully completed three-year Downstream restructuring plan and achieved a 10 percent improvement in Downstream returns as a result of direct actions taken by the Company in selling nonstrategic or underperforming assets, simplifying operations, and reducing costs

•

Improved refinery utilization rates over 2011, despite incident at the Richmond, California, refinery

Project Development and Commercial Transaction Highlights

Significant progress was made throughout the year on important capital projects.

For Upstream, three major capital projects successfully started up — Agbami 2 in Nigeria and Tahiti 2 and Caesar Tonga in the Gulf of Mexico. An additional project to expand capacity of the Caspian Pipeline, which is a key enabler of further production growth at TengizChevroil in Kazakhstan, advanced satisfactorily through the year. Progress was also made on four other key projects that underpin our production growth out to 2017:

•

Gorgon LNG (Australia) – now scheduled for first LNG in first quarter 2015; about 55 percent complete at year-end; now operating with an increased budget because of currency impacts and higher labor and logistics costs than originally projected

•

Wheatstone LNG (Australia) – scheduled for first LNG in late 2016; began site preparations

•

Jack/St. Malo (Gulf of Mexico) – scheduled for first production in 2014; on schedule and on budget

•

Big Foot (Gulf of Mexico) – scheduled for first production in 2014; on schedule and on budget

In the Downstream segment, the Heavy Oil Upgrader project at GS Caltex’s Yeosu, South Korea, refinery was 97 percent complete at year-end, with startup planned for early 2013 (several months ahead of schedule). The Pascagoula Base Oil Plant was also under construction at year-end, on schedule and on budget.

In addition to progress on these key capital projects, we made several resource additions and concluded several commercial transactions that served to strengthen our portfolio and provide future development opportunities. Highlights include acquiring a 50 percent interest in Kitimat LNG (British Columbia, Canada), entering several countries with exploration potential (Suriname, Sierra Leone, Lithuania, Ukraine, South Africa) and purchasing new acreage in the Delaware Basin (New Mexico). The Company also successfully exchanged its stake in the Australia Browse LNG development for cash and increased equity in exploration acreage in the Carnarvon Basin (Australia), acreage we believe could yield additional gas resources to underpin further expansion at our Australian LNG facilities.

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Executive Compensation Awards for 2012 Performance Year

The MCC and independent Directors of the Board assessed multiple parameters in making compensation awards based on 2012 performance. As outlined earlier, these include achievement of both short-term and long-term objectives, and absolute, historical and relative competitive performance of the Company against industry peers. In the MCC’s and the independent Directors’ assessment, the following CIP and LTIP awards demonstrate the crucial connection between pay and performance, reinforce management’s accountability for the full spectrum of operating results, and support the objective of attracting and retaining seasoned management who will deliver long-term stockholder value.

2012 CIP Results — Individual Performance Highlights

NEO	Performance Highlights
John Watson	• Second-highest earnings in the Company’s history; strong per share earnings growth and total shareholder return performance versus industry peers
• Development and implementation of value-creating strategies, investments and commercial transactions
• Top tier safety performance and significant personal leadership around process safety; overall results adversely impacted by certain operating incidents
George Kirkland	• Competitor-leading performance in Upstream earnings per barrel, cash margins per barrel and segment return on capital employed (ROCE)
• Significant portfolio additions of producing and prospective acreage
• Strong base business and reservoir management results
• Otherwise industry-leading safety performance adversely impacted by an operating incident
Mike Wirth	• Second-highest Downstream and chemical earnings
• Overall strong refinery reliability; results adversely impacted by an operating incident
• Completed three-year restructuring and captured greater benefits than originally planned
Pat Yarrington	• Outstanding internal controls performance
• Excellent cash and balance sheet management, as reflected by key financial decisions
• Very effective relationship development and maintenance with the investor and finance communities
Hew Pate	• Continued reduction in outstanding litigation docket through successful case resolution
• Outstanding management of international cases and other major litigation matters
• Effective support of major transactions and commercial activity

2012 CIP Results

Mr. Watson received an award of $3,480,000. This amount reflects the amount of his base salary ($1,700,000) multiplied by his CIP Award Target percentage of 130 percent multiplied by the Corporate Performance Rating of 150 percent, resulting in an award of $3,315,000. The remaining $165,000 of Mr. Watson’s award is attributable to the MCC’s and independent Directors’ assessment of his individual performance, as described above.

Mr. Kirkland received an award of $2,200,000. This amount reflects the amount of his base salary ($1,400,000) multiplied by his CIP Award Target percentage of 100 percent multiplied by the Corporate Performance Rating of 150 percent, resulting in an award of $2,100,000. The remaining $100,000 of Mr. Kirkland’s award is attributable to the MCC’s and independent Directors’ assessment of his individual performance, as described above.

Mr. Wirth received an award of $1,260,000. This amount reflects the amount of his base salary ($1,000,000) multiplied by his CIP Award Target percentage of 80 percent multiplied by the Corporate Performance Rating of 150 percent, resulting in an award of $1,200,000. The remaining $60,000 of Mr. Wirth’s award is attributable to the MCC’s and independent Directors’ assessment of his individual performance, as described above.

Ms. Yarrington received an award of $1,339,200. This amount reflects the amount of her base salary ($930,000) multiplied by her CIP Award Target percentage of 80 percent multiplied by the Corporate Performance Rating of 150 percent, resulting in an award of $1,116,000. The remaining $223,200 of Ms. Yarrington’s award is attributable to the MCC’s and independent Directors’ assessment of her individual performance, as described above.

Mr. Pate received an award of $948,900. This amount reflects the amount of his base salary ($781,000) multiplied by his CIP Award Target percentage of 75 percent multiplied by the Corporate Performance Rating of 150 percent, resulting in an award of $878,625. The remaining $70,275 of Mr. Pate’s award is attributable to the MCC’s and independent Directors’ assessment of his individual performance, as described above.

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Long-Term Incentive Plan (LTIP)

The key objective of our LTIP awards is to encourage performance that drives stockholder value over the long-term. The LTIP awards give our NEOs a meaningful equity stake in the business, an equity stake that vests over time. The value of an NEO’s LTIP award at grant time is determined by the MCC with input from its independent compensation consultant, using data from industry peer compensation comparisons. The objective is to ensure Chevron is competitive against key industry peers on total compensation (cash plus equity), after allowing for appropriate distinctions based on size, scale, scope and job responsibilities.

Our LTIP awards typically consist of two equity components:

Component	Weight	How It Works
Stock Options[1]	60%	• Strike price is equal to the closing stock price on the grant date
		• Vest and become exercisable one-third per year based on continued service for the first three years and expires 10 years after the grant date
		• Gain realized by an executive depends on the stock price at the exercise date compared with the strike price
		• Actual number of shares granted is determined by dividing 60% of the value of the NEO’s LTIP award by an estimated Black-Scholes option value
Performance Shares[2]	40%	• Payout is dependent on Chevron’s total shareholder return (TSR) over a three-year period, compared with our principal oil industry peers (i.e., ExxonMobil, BP, Royal Dutch Shell and ConocoPhillips)[3]
		• Payout can vary from 0% to 200% of the target number of shares, depending on this relative TSR ranking
		• A 200% payout is earned only if Chevron’s TSR is better than all of our performance peers
		• A 0% payout is earned if Chevron’s TSR is last relative to all other performance peers
		• Actual number of shares granted is determined by dividing 40% of the value of the NEO’s LTIP award by Chevron’s 90-day trailing average stock price
		• Payment is made in cash

1

We report the value of each NEO’s 2012 stock option exercises in the “Option Exercises and Stock Vested in Fiscal Year 2012” table in this Proxy Statement.

2

We report the value of each NEO’s 2012 performance share payout in the “Option Exercises and Stock Vested in Fiscal Year 2012” table in this Proxy Statement.

3

For awards granted after January 1, 2012, Total will replace ConocoPhillips in our principal oil industry peers for purposes of determining performance shares payout.

From time to time, the Board may approve the grant of restricted stock units for special retention or incentive purposes.

We use LTIP awards because they are directly linked to stockholder returns. To have value, stock options require increases in Chevron stock price. Performance shares require Chevron to provide greater stockholder returns than our principal oil industry peers. Because grants are made each year based on the stock price at that time, executives continue to realize value from these compensation elements only if stockholder returns are sustained over a long period.

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A Closer Look at Performance Shares: Why Total Shareholder Return (TSR)?

The value of the performance share payout depends on how our TSR ranks relative to that of our principal oil industry peers over a three-year performance period. TSR combines stock price appreciation and dividends paid, to show the total return to stockholders, expressed as an annualized percentage. The calculation assumes that dividends are reinvested in additional shares. The three-year period tracks the average holding period our key institutional investors typically hold a stock (three to four years).

TSR is a standard metric for stockholders to use in measuring Company performance. It easily allows for meaningful comparisons of our performance relative to other companies within our same industry. It also allows for easy comparison with our stockholders’ other investment alternatives.

Depending on our TSR rank compared with that of our principal oil industry peers, the payout is calculated as follows:

Our Relative TSR Rank	Payout as a Percentage of Target
1	200%
2	150%
3	100%
4	50%
5	0%

Performance share payouts reported in the “Option Exercises and Stock Vested in Fiscal Year 2012” table in this Proxy Statement relate to performance shares granted in January 2010. For the three-year performance period ending December 31, 2012, Chevron ranked second in TSR among the five companies in the peer group. This resulted in a payout of 150 percent of target.

For awards granted after January 1, 2011, the MCC may, in its discretion, adjust the cash payout of performance shares downward if it determines that business or economic considerations warrant such an adjustment.

Performance shares awarded in January 2012 are not eligible for payout (if any) until expiration of the three-year performance period on December 31, 2014.

Additional details about performance share payouts can be found in the footnotes to the “Option Exercises and Stock Vested in Fiscal Year 2012” table in this Proxy Statement.

2012 LTIP Grants

In the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal Year 2012” table in this Proxy Statement, we report the value and terms of the following LTIP awards granted in early 2012 to each NEO.

•

The CEO. In determining the value of an annual LTIP award for the CEO, the MCC relies upon input from our independent consultant and the data from the Oil Industry Peer Group. The CEO’s grant is based on the size, scope and complexity of our business, as well as Mr. Watson’s performance. The MCC does not, however, fix predetermined targets for award values. On January 25, 2012, the MCC recommended, and the independent Directors of the Board approved, an annual LTIP award for Mr. Watson as follows:

Stock Options	Performance Shares	LTIP Value at Grant Date
420,000	66,000	$ 16.90 MM

•

NEOs other than the CEO. For NEOs other than the CEO, the value of an annual LTIP award is a function of the NEO’s salary grade. At the beginning of the performance year, the MCC sets the annual LTIP award value for each salary grade, which is generally the median of the value of LTIP awards to persons in similar positions at companies in our Oil Industry Peer Group. The MCC does not, however, fix predetermined targets for award values. On January 25, 2012, the MCC approved annual LTIP awards for each of the NEOs other than the CEO, as follows:

NEO	Stock Options	Performance Shares	LTIP Value at Grant Date
George Kirkland	175,000	27,500	$ 7.04 MM
Mike Wirth	105,000	17,000	$ 4.28 MM
Pat Yarrington	105,000	17,000	$ 4.28 MM
Hew Pate	78,000	12,000	$ 3.11 MM

All NEOs, including Mr. Watson, have held their stock options 6.5 years on average.

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2013 LTIP Grants

Below, we report the value and terms of the following LTIP awards granted in early 2013 to each NEO.

CEO
Stock Options(1)	Performance Shares(2)	LTIP Value at Grant Date(3)
377,000	47,000	$ 15.04 MM
NEO	Stock Options(1)	Performance Shares(2)	LTIP Value at Grant Date(3)
George Kirkland	149,000	21,500	$ 6.38 MM
Mike Wirth	93,000	12,400	$ 3.82 MM
Pat Yarrington	103,000	13,500	$ 4.19 MM
Hew Pate	77,500	10,200	$ 3.16 MM

(1)

Stock options have an exercise price equal to the closing price of Chevron common stock on the grant date. For Mr. Watson, all options at $116.45 per share (January 30, 2013); for Mr. Kirkland 135,000 options at $116.45 per share (January 30, 2013) and 14,000 options at $120.19 per share (March 27, 2013); for Mr. Wirth 90,000 options at $116.45 per share (January 30, 2013) and 3,000 options at $120.19 per share (March 27, 2013); for Ms. Yarrington and Mr. Pate, all options at $116.45 per share (January 30, 2013). Stock options have a 10-year term and vest 33.33% at each anniversary of the date of grant over three years. Stock options do not accrue dividends or dividend equivalents.

(2)

Performance shares are paid in cash, and the payout, if any, will occur at the end of the three-year performance period (January 2013 through December 2015) and will be calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2012” table in this Proxy Statement. Performance shares do not accrue dividends or dividend equivalents.

(3)

Reflects the aggregate grant date fair value of stock options and performance shares. We calculate the grant date fair value of these awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC Topic 718). For purposes of presentation here, estimates of forfeitures for service-based vesting conditions have been disregarded. For stock options granted in January and March 2013, the fair market value was measured on the date of grant using the Black-Scholes option-pricing model, with the following weighted-average assumptions:

	January 2013	March 2013
Expected term in years (based on historical exercise and post-vesting cancellation data)	6.0	6.0
Volatility (based on historical stock prices over an appropriate period, generally equal to expected term)	31.3%	31.2%
Risk-free interest rate (based on zero coupon U.S. treasury note)	1.19%	1.05%
Dividend yield	3.33%	3.29%
Weighted-average fair value per option granted	$24.48	$25.02

For performance shares, the fair market value was measured using a Monte Carlo approach and as described generally in Footnote 2 to the “Summary Compensation Table” in this Proxy Statement. For performance shares granted in January 2013, the per share grant-date fair value was $123.57 and for performance shares granted in March 2013, the per share grant-date fair value was $158.08.

Significant Pay at Risk

Approximately 90 percent of the total direct compensation (base salary, CIP and LTIP) delivered to our CEO and NEOs is at risk. By “at risk,” we mean there is no guarantee that the compensation values expected at the time individual awards were granted will be realized. The MCC has complete discretion to severely restrict, and even score at zero, the Corporate Performance Rating and Individual Performance Modifier for the annual cash bonus program (CIP). Stock options can expire worthless, if the Company has not performed well and if stock price appreciation has not occurred within 10 years of the grant date. Performance share awards can be zero as well, if Chevron ranks last on relative total shareholder return (TSR) for any given three-year period. Lastly, restricted stock units can deteriorate markedly in value from the grant date, if Chevron performs poorly. Therefore, for the NEOs to sustain competitive pay relative to industry peers, Chevron must show sustained competitive performance and Chevron’s stockholders must be rewarded with competitive TSR returns. This “at risk” feature demonstrates management’s alignment with stockholders’ interests.

In 2012, the portion of Mr. Watson’s total compensation that was at risk, along with the other NEOs, is illustrated as follows:

Our executive pay program is competitive with peer practices and rewards executives for Company performance in the short and long term.

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Retirement Programs and Other Benefits

NEOs, like all other employees, have retirement programs and other benefits as part of their overall compensation package at Chevron. We believe that these programs and benefits:

•

support our long-term business cycle;

•

complement our career employment model; and

•

encourage retention and long-term employment.

Retirement Programs

All of our employees, including our NEOs, have access to retirement programs that are designed to allow them to accumulate retirement income for the future. These programs include defined benefit (pension) and defined contribution (401(k) savings) plans, as well as other plans, which allow highly compensated employees to receive the same benefits they would have earned without the IRS limitations on qualified retirement plans under ERISA.

Plan Name	Plan Type	How It Works	What’s Disclosed
Chevron Retirement Plan (CRP)	Qualified Defined Benefit (IRS §401(a))	Participants are eligible for a pension benefit when they leave the Company as long as they meet age, service and other provisions under the plan.

In the “Summary Compensation Table” and “Pension Benefits Table,” we report the change in pension value in 2012 and the present value of each NEO’s accumulated benefit under the CRP. The increase in pension value is not a current cash payment. It represents the increase in the value of the NEOs’ pensions, which are paid only after retirement.

Chevron Retirement Restoration Plan (RRP)	Non-Qualified Defined Benefit	Provides participants with retirement income that cannot be paid from the CRP due to IRS limits on compensation and benefits.[1]	In the “Pension Benefits Table” and accompanying narrative, we describe how the RRP works and present the current value of each NEO’s accumulated benefit under the RRP.
Employee Savings Investment Plan (ESIP)	Qualified Defined Contribution (IRS §401(k))	Participants who contribute a percentage of their annual compensation (i.e., base salary and CIP award) are eligible for a Company-matching contribution, up to annual IRS limits.[2]	In the footnotes to the “Summary Compensation Table,” we describe Chevron’s contributions to each NEO’s ESIP account.
Employee Savings Investment Plan Restoration Plan (ESIP-RP)	Non-Qualified Defined Contribution	Provides participants with an additional Company-matching contribution that cannot be paid into the ESIP due to IRS limits on compensation and benefits.[3]	In the “Nonqualified Deferred Compensation Table,” and accompanying narrative, we describe how the ESIP-RP works and Chevron’s contributions to each NEO’s ESIP-RP account.
Deferred Compensation Plan (DCP)	Non-Qualified Defined Contribution	Participants can defer up to: • 90% of CIP awards and LTIP performance share awards • 40% of base salary above the IRS limit (IRS §401(a)(17)) for payment after retirement or separation from service.	In the “Nonqualified Deferred Compensation Table,” we report the aggregate NEO deferrals and earnings in 2012.

1

Employees whose compensation exceeds the limits established by the IRS for covered compensation and benefit levels. The 2012 IRS limit is $250,000.

2

Participants who contribute at least 2% of their annual compensation to the ESIP receive a Company-matching contribution of 8% (or 4% if they contribute 1%).

3

Participants who contribute at least 2% of their annual compensation to the Deferred Compensation Plan receive a Company-matching contribution of 8% of their base salary that exceeds the IRS limit.

Benefit Programs

The same health and welfare programs, including post-retirement health care, that are broadly available to our employees on U.S. payroll also apply to NEOs, with no other special programs.

Perquisites

Perquisites for NEOs are limited and consist principally of financial counseling fees, executive physicals, home security, and the aggregate incremental costs to Chevron for personal use of Chevron automobiles and aircraft. The MCC periodically reviews our policies with respect to perquisites. In the “Summary Compensation Table” in this Proxy Statement, we report the value of each NEO’s perquisites for 2012.

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Compensation Governance

The MCC works very closely with its independent compensation consultant, Exequity LLP, and management to examine pay and performance matters throughout the year, carefully assessing pay based on progress against business plans, individual performance and contributions, as well as Chevron’s performance relative to industry peers. The MCC then applies its judgment to make its decisions. The MCC solicits input from the CEO concerning the performance and compensation of other NEOs. The CEO does not participate in discussions about his own pay; any proposed change to the compensation of the CEO is recommended by the MCC and approved by the independent Directors of the Board.

A complete description of the MCC’s authority and responsibility is provided in its charter, which is available on our website at www.chevron.com and in print upon request.

Best-Practice Features

Embedded in our overall compensation program are additional features that strengthen the links between the interests of our NEOs and stockholders.

WE DO	WE DO NOT
Stock ownership guidelines, for CEO, five times base pay; Vice Chairman, Executive Vice Presidents and Chief Financial Officer, four times	Very limited perquisites, all with a specific business rationale
Stock held in deferred accounts is inaccessible until a minimum of one year following termination	No individual Supplemental Executive Retirement Plans
Clawback provisions in the CIP, LTIP, DCP, RRP and ESIP-RP for misconduct	No stock option repricing, reloads or exchange without stockholder approval
Over 90 percent of CEO’s pay is at risk	No loans or purchases of Chevron securities on margin
Thorough assessment of performance	No transferability of equity (except in the case of death or a qualifying court order)
Robust succession planning process with Board review twice a year	No stock options granted below fair market value
MCC composed entirely of outside, independent Directors	No hedging in or pledging of Chevron securities
Independent compensation consultant, hired by and reporting directly to the MCC	No change-in-control agreements for NEOs
Negative discretion on performance share payouts for awards granted after January 1, 2011	No tax gross-ups for NEOs
Our CIP and LTIP performance share awards are intended to qualify for deduction (e.g., performance- based) under Section 162(m) of Internal Revenue Code	No golden parachutes or golden coffins for NEOs

Independent Executive Compensation Advice

The MCC retains an independent compensation consultant—Exequity LLP—to assist it with its duties. The MCC has the exclusive right to select, retain and terminate Exequity, as well as to approve any fees, terms or other conditions of its service. Exequity and its lead consultant report directly to the MCC, but when directed to do so by the MCC, work cooperatively with Chevron’s management to develop analyses and proposals for the MCC. Exequity provides the following services to the MCC:

•

Education on executive compensation trends within and across industries

•

Development of compensation philosophy and guiding principles

•

Selection of compensation comparator groups

•

Identification and resolution of technical issues associated with executive compensation plans, including tax, legal, accounting and securities rules

The MCC is not aware that any work performed by Exequity raised any conflicts of interest.

CHEVRON CORPORATION – 2013 Proxy Statement   37

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Stock Ownership Guidelines

We require our NEOs to hold prescribed levels of Chevron common stock, further linking their interests with those of our stockholders.

Position	Ownership Requirements
CEO	Five times base pay
Vice Chairman, Executive Vice Presidents and Chief Financial Officer	Four times base pay
All other executive officers	Two times base pay

Executives have five years to attain their stock ownership guideline. Based upon our closing stock price on December 31, 2012, our CEO had a stock ownership base-salary multiple of 9.5 times, and all other NEOs met their requirement with an average stock ownership base-salary multiple of 7.2 times. The MCC believes these ownership levels provide adequate focus on our long-term business model.

Employment, Severance or Change-in-Control Agreements

In general, we do not maintain employment, severance or change-in-control agreements with our NEOs. Upon retirement or separation from service for other reasons, NEOs are entitled to certain accrued benefits and payments generally afforded other employees. We describe these benefits and payments in the “Pension Benefits Table,” “Nonqualified Deferred Compensation Table” and “Potential Payments Upon Termination or Change-in-Control” tables in this Proxy Statement.

In February 2012, Mr. Pate and Chevron mutually terminated his employment agreement described in our 2011 proxy statement in favor of an agreement relating solely to the vesting of Mr. Pate’s outstanding equity awards, if any, if Mr. Pate’s employment were terminated for any reason on or after August 1, 2019. We describe the effect of this agreement in the footnotes to Mr. Pate’s “Potential Payments Upon Termination or Change-in-Control” table in this Proxy Statement.

Compensation Recovery Policies

The CIP, LTIP, Chevron Deferred Compensation Plan for Management Employees, Chevron Retirement Restoration Plan, and Employee Savings Investment Plan-Restoration Plan include provisions permitting us to “claw back” certain amounts of compensation awarded to an NEO at any time after June 2005 if an NEO engages in certain acts of misconduct, including among other things: embezzlement; fraud or theft; disclosure of confidential information or other acts that harm our business, reputation or employees; misconduct resulting in Chevron having to prepare an accounting restatement; or failure to abide by post-termination agreements respecting confidentiality, noncompetition or nonsolicitation.

Tax Gross-Ups

We do not pay tax gross-ups to our NEOs.

Tax Deductibility of NEO Compensation

We have designed awards under the CIP and awards under the LTIP (other than awards of restricted stock units or restricted stock that vest solely based on the passage of time) to qualify for deduction under Section 162(m) of the Internal Revenue Code, which permits Chevron to deduct certain compensation paid to our CEO and other three most highly paid executives (excluding the Chief Financial Officer) if compensation in excess of $1 million is performance-based. The performance-based criteria in both the CIP and the LTIP were reapproved by stockholders in 2009. If Item 4 in this Proxy Statement—“Board Proposal to Approve Amendments to the Long-Term Incentive Plan of Chevron Corporation (LTIP) and the Material Terms of Performance Goals for Performance-Based Awards Under the LTIP”—is approved by stockholders, such approval will constitute reapproval of the performance-based criteria. The MCC intends to continue seeking a tax deduction for all qualifying compensation within the Section 162(m) limits to the extent that the MCC determines it is in the best interests of Chevron and its stockholders to do so.

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Summary Compensation Table

The following table sets forth the compensation of our named executive officers, or “NEOs,” for the fiscal years ending December 31, 2012, December 31, 2011 and December 31, 2010. The primary components of each NEO’s compensation are also described in our “Compensation Discussion and Analysis” in this Proxy Statement.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
J.S. Watson, Chairman & CEO(7)	2012	$1,670,833	$7,095,660	$9,807,000	$3,480,000	$9,948,194	$225,435	$32,227,122
	2011	$1,570,833	$5,064,680	$7,221,600	$4,000,000	$6,592,206	$277,397	$24,726,716
	2010	$1,479,167	$3,752,400	$5,535,200	$3,000,000	$2,273,265	$220,496	$16,260,528
P.E. Yarrington, Vice President & Chief Financial Officer	2012	$909,583	$1,827,670	$2,451,750	$1,339,200	$3,785,547	$95,294	$10,409,044
	2011	$842,500	$3,572,160	$2,803,680	$1,425,000	$2,577,459	$67,790	$11,288,589
	2010	$776,667	$1,486,800	$2,197,800	$1,050,000	$1,273,493	$62,133	$6,846,893
G.L. Kirkland, Vice Chairman & Executive Vice President(7)	2012	$1,370,833	$2,956,525	$4,086,250	$2,200,000	$8,008,957	$132,153	$18,754,718
	2011	$1,270,833	$2,866,800	$4,035,600	$2,600,000	$5,571,418	$168,112	$16,512,763
	2010	$1,191,667	$2,124,000	$3,093,200	$2,150,000	$3,686,572	$116,603	$12,362,042
M.K. Wirth, Executive Vice President	2012	$986,875	$1,827,670	$2,451,750	$1,260,000	$2,196,949	$115,224	$8,838,468
	2011	$938,958	$3,572,160	$2,803,680	$1,500,000	$2,474,409	$89,583	$11,378,790
	2010	$896,667	$2,533,340	$2,197,800	$1,250,000	$862,826	$119,257	$7,859,890
R.H. Pate, Vice President & General Counsel	2012	$768,750	$1,290,120	$1,821,300	$948,900	$145,851	$101,333	$5,076,254
	2011	$725,875	$3,781,500	$2,017,800	$1,075,000	$132,686	$79,711	$7,812,572
	2010	$681,167	$1,132,800	$1,660,560	$850,000	$61,387	$90,205	$4,476,119

(1)

Reflects actual salary earned during the fiscal year covered. Compensation is reviewed after the end of each year, and salary increases, if any, are generally effective April 1 of the following year. The table below reflects the annual salary rate and effective date for the years in which each person was an NEO and the amounts deferred under the Deferred Compensation Plan for Management Employees (DCP).

Name	Salary Effective Date	Salary	Total Salary Deferred Under the DCP
J.S. Watson	April 2012	$1,700,000	$167,083
	April 2011	$1,600,000	$534,083
	January 2010	$1,500,000	$24,683
P.E. Yarrington	April 2012	$930,000	$13,192
	April 2011	$860,000	$337,000
	April 2010	$800,000	$310,667
G.L. Kirkland	April 2012	$1,400,000	$22,417
	April 2011	$1,300,000	$20,517
	January 2010	$1,200,000	$18,933
M.K. Wirth	April 2012	$1,000,000	$14,737
	April 2011	$955,000	$13,879
	January 2010	$900,000	$13,033
R.H. Pate	April 2012	$781,000	$10,375
	April 2011	$739,000	$9,617
	April 2010	$694,000	$8,723
We explain the amount of salary in proportion to total compensation in our “Compensation Discussion and Analysis—How Compensation Is Delivered—Significant Pay At Risk.”

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(2)

Amounts for each fiscal year include the aggregate grant date fair value of performance shares granted under the Long-Term Incentive Plan of Chevron Corporation (LTIP). We calculate the grant date fair value of these awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC Topic 718), as described in Note 19, “Stock Options and Other Share-Based Compensation,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions have been disregarded.

For performance shares, the per-share grant date fair value was as follows: $107.51 for the 2012 grant, $95.56 for the 2011 grant and $70.80 for the 2010 grant. We use a Monte Carlo approach to calculate estimated grant date fair value. To derive estimated grant date fair value per share, this valuation technique simulates total shareholder return (TSR) for the Company and our top competitors in our Oil Industry Peer Group (ExxonMobil, BP, Royal Dutch Shell and ConocoPhillips, with Total replacing ConocoPhillips starting with the 2012 grant) using market data for a period equal to the term of the performance period, correlates the simulated returns within the peer group to estimate a probable payout value, and discounts the probable payout value using a risk-free rate for Treasury bonds having a term equal to the performance period. Performance shares are paid in cash, and the cash payout, if any, is based on market conditions at the end of the performance period and calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2012” table, below. The terms of performance shares granted in 2012 are described in the “Grants of Plan-Based Awards in Fiscal Year 2012” table, below.

(3)

Amounts reflect the aggregate grant date fair value for nonstatutory/nonqualified stock options granted under the LTIP. The per-option grant date fair value was as follows: $23.35 for the 2012 grant, $21.24 for the 2011 grant and $16.28 for the 2010 grant. We calculate the grant date fair value of these options in accordance with ASC Topic 718, as described in Note 19, “Stock Options and Other Share-Based Compensation,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions have been disregarded. The terms of stock options granted in 2012 are described in the “Grants of Plan-Based Awards in Fiscal Year 2012” table, below.

(4)

2012 amounts reflect Chevron Incentive Plan (CIP) awards for the 2012 performance year that were awarded in April 2013. Ms. Yarrington elected to defer 90% of her award, or $1,205,280, to the Deferred Compensation Plan for Management Employees. See “Compensation Discussion and Analysis—How Compensation Is Delivered—Chevron Incentive Plan (CIP)” for a detailed description of CIP awards.

(5)

2012 amounts represent the aggregate change in the actuarial present value of the NEO’s pension value for the Chevron Retirement Plan (CRP) and the Chevron Retirement Restoration Plan (RRP) from January 1, 2012, through December 31, 2012, expressed as a lump sum. (The Deferred Compensation Plan (DCP) and ESIP Restoration Plan (ESIP-RP) do not pay above-market or preferential earnings and are not represented in this table.)

2012 increases in the actuarial present value of an NEO’s pension value are attributable to four factors.

First, increases in highest consecutive 36-month average base salary and CIP awards, or highest average earnings (HAE). For Mr. Watson, the impact of HAE is greater than for other NEOs because he has now been CEO for three years, and this is the first time his HAE reflects three years of compensation at the CEO level.

Second, lower interest and discount rate assumptions were used to estimate the value of the benefit. A lower interest rate produces a greater pension value. The lump sum interest rates for determining the actuarial present values of the pension benefit are based on the Pension Protection Act of 2006 lump sum interest rates, and such rates for 2013 are equivalent to a rate that is approximately 1% less than the 2012 rates. In addition, this year’s discount rate, 3.60%, is 0.15% less than last year’s discount rate, 3.75%.

Third, an additional year older resulting in a shorter discount period from the assumed retirement age to current age. For all of the NEOs (except for Mr. Kirkland who attained age 60 in 2010, and for whom the discount no longer applies because there is no period of time from the assumed retirement age to his current age), the discount period from the assumed retirement age to current age was shorter as of December 31, 2012. The result of a shorter discount period to retirement age is an increase in the pension values.

Fourth, an additional year of benefit service earned in 2012. All of the NEOs worked for a full year in 2012, and therefore their pension benefits increased because they earned an additional year of benefit service. For Mr. Pate, the impact of an additional year of service is larger relative to the other NEO’s since he has significantly fewer years of service.

The following table provides a breakdown of the percent change in the NEO’s pension values:

Name	Total Percent Change in Pension Value, 2011 to 2012	Factors
		Higher HAE	Lower Interest Rate and Discount Rate Assumptions	One Year Older	One Additional Year of Service
J.S. Watson	64%	46%	8%	6%	4%
P.E. Yarrington	46%	27%	9%	6%	4%
G.L. Kirkland	37%	26%	10%	-2%	3%
M.K. Wirth	32%	19%	4%	5%	4%
R.H. Pate	69%	16%	1%	4%	48%

(6)

All Other Compensation for 2012 includes the following items but excludes other arrangements that are generally available to our salaried employees on the U.S. payroll and do not discriminate in scope, terms or operations in favor of our NEOs, such as our relocation, medical, dental, disability and group life insurance programs.

	J.S. Watson	P.E. Yarrington	G.L. Kirkland	M.K. Wirth	R.H. Pate
ESIP Company Contributions(a)	$20,000	$20,000	$20,000	$20,000	$20,000
ESIP-RP Company Contributions(a)	$113,667	$52,767	$89,667	$58,950	$41,500
Perquisites(b)
Financial Counseling	$25,390	$—	$19,320	$14,880	$14,880
Motor Vehicles	$2,357	$—	$2,017	$—	$—
Corporate Aircraft(c)	$59,137	$2,675	$—	$2,675	$—
International Board Trip(d)	$4,789	$19,852	$1,149	$11,722	$17,274
Residential Security(e)	$95	$—	$—	$396	$7,679
Executive Physical(f)	$—	$—	$—	$6,601	$—
TOTAL, ALL OTHER COMPENSATION	$225,435	$95,294	$132,153	$115,224	$101,333

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(a)

The Employee Savings Investment Plan is a tax-qualified defined contribution plan open to employees on the U.S. payroll. When an employee contributes 2% of earnings to the ESIP, the Company provides an 8% match. Employees may choose to contribute 1% and receive a 4% match. They may also choose to contribute an amount above 2%, but none of the amount above 2% is matched. The Company match up to IRS limits ($250,000 of income in 2012) is made to the qualified ESIP account. For amounts above the IRS limit, the executive can elect to have 2% of base pay directed into the Deferred Compensation Plan, and the Company will match those funds in the nonqualified ESIP-RP.

(b)

Items deemed perquisites are valued on the basis of their aggregate incremental cost to the Company. We do not provide tax gross-ups to our NEOs for any perquisites. Except in the case of corporate aircraft and motor vehicles, aggregate incremental cost is the same as actual cost.

(c)

Generally, executives are not allowed to use Company planes for personal use. For security reasons, the CEO has been requested to use a Company plane in most instances of travel. On a very limited basis, the CEO may authorize the personal use of a Company plane by other persons if, for example, it is in relation to and part of a trip that is otherwise business related or it is in connection with a personal emergency. Aggregate incremental cost was determined by multiplying the operating hours attributable to personal use by the average estimated direct operating costs and the addition of crew costs for overnight lodging and meals and other fees, as applicable.

(d)

Reflects aggregate incremental costs for expenses deemed perquisites incurred in connection with the Board of Directors’ October 2012 trip to Southeast Asia. Generally, every two years, the Board travels to one of Chevron’s international locations of operation to gain additional insight into Chevron’s operations and meet Chevron personnel at that location. Board member and NEO spouses are invited to attend the international Board trip to learn about Chevron’s operations and foster social interaction among the Directors and NEOs as well as provide opportunities for spouses to attend receptions with local and expatriate Chevron employees and their families and local government officials, tour Chevron facilities, and participate in community engagement and other goodwill activities on behalf of Chevron. Incremental costs incurred in connection with spousal attendance and attributed to the NEO as a perquisite include transportation (such as commercial air travel when in lieu of corporate aircraft travel), lodging, meals, sightseeing and other activities for the spouse.

(e)

For Mr. Pate, reflects the aggregate incremental cost of home security improvements following a home security assessment in 2012.

(f)

For Mr. Wirth, includes travel-related costs of ground transportation and lodgings ($668).

(7)

Messrs. Watson and Kirkland are also Directors of the Company, but do not receive any additional compensation for their service.

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Grants of Plan-Based Awards in Fiscal Year 2012

The following table sets forth information concerning the grants of non-equity and equity incentive plan awards to our named executive officers, or “NEOs,” in 2012. Non-equity incentive plan awards are made under our Chevron Incentive Plan (CIP), and equity incentive plan awards (performance shares and stock option awards) are made under our Long-Term Incentive Plan of Chevron Corporation (LTIP). These awards are also described in our “Compensation Discussion and Analysis” in this Proxy Statement.

Name	Award Type	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J.S. Watson	CIP		—	$2,210,000	—	—	—	—	—	—	—
	Perf Shares	1/25/2012	—	—	—	16,500	66,000	132,000	—	—	$7,095,660
	Options	1/25/2012	—	—	—	—	—	—	420,000	$107.73	$9,807,000
P.E. Yarrington	CIP		—	$744,000	—	—	—	—	—	—	—
	Perf Shares	1/25/2012	—	—	—	4,250	17,000	34,000	—	—	$1,827,670
	Options	1/25/2012	—	—	—	—	—	—	105,000	$107.73	$2,451,750
G.L. Kirkland	CIP		—	$1,400,000	—	—	—	—	—	—	—
	Perf Shares	1/25/2012	—	—	—	6,875	27,500	55,000	—	—	$2,956,525
	Options	1/25/2012	—	—	—	—	—	—	175,000	$107.73	$4,086,250
M.K. Wirth	CIP		—	$800,000	—	—	—	—	—	—	—
	Perf Shares	1/25/2012	—	—	—	4,250	17,000	34,000	—	—	$1,827,670
	Options	1/25/2012	—	—	—	—	—	—	105,000	$107.73	$2,451,750
R.H. Pate	CIP		—	$585,750	—	—	—	—	—	—	—
	Perf Shares	1/25/2012	—	—	—	3,000	12,000	24,000	—	—	$1,290,120
	Options	1/25/2012	—	—	—	—	—	—	78,000	$107.73	$1,821,300

(1)

The CIP is an annual incentive plan that pays a cash award for performance and is paid in April following the performance year. See our “Compensation Discussion and Analysis—How Compensation Is Delivered—Chevron Incentive Plan (CIP)” for a detailed description of CIP awards, including the criteria to be applied in determining the amounts payable.“Target” is the percentage of the NEO’s base salary set by the Management Compensation Committee prior to the beginning of the performance year. Actual 2012 performance-year awards are shown in the “Summary Compensation Table” in the “Non-Equity Incentive Plan Compensation” column. Under the CIP, there is no threshold or maximum award.

(2)

Relates to performance share awards issued under the LTIP. See our “Compensation Discussion and Analysis—How Compensation Is Delivered—Long-Term Incentive Plan (LTIP)” for a detailed description of performance share awards, including the criteria to be applied in determining the amounts payable. “Target” is the number of performance shares awarded in 2012. If there is a payout, “threshold” represents the lowest possible payout (25% of the grant), and “Maximum” reflects the highest possible payout (200% of the grant). Performance shares are paid in cash, and the payout, if any, will occur at the end of the three-year performance period (January 2012 through December 2014) and is calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2012” table, below. Performance share awards do not accrue dividends or dividend equivalents.

(3)

Relates to nonstatutory/nonqualified stock options granted under the LTIP. See our “Compensation Discussion and Analysis—How Compensation Is Delivered—Long-Term Incentive Plan (LTIP)” for a description of stock option awards. Options have a 10-year term and vest 33.33% at each anniversary of the date of grant over three years. Stock option awards do not accrue dividends or dividend equivalents.

(4)

The exercise price is the closing price of Chevron common stock on the grant date.

(5)

We calculate the grant date fair value of each award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC Topic 718) and as described in Footnotes 2 and 3 to the “Summary Compensation Table,” above.

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Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth information concerning the outstanding equity incentive awards at December 31, 2012, for each of our named executive officers, or “NEOs.”

Name	Option Awards						Stock Awards
	Grant Date of Option Awards	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
J.S. Watson	1/25/2012		420,000	(3)	$107.730	1/25/2022	—		—	119,000	(4)	$25,737,320
	1/26/2011	113,333	226,667	(5)	$94.640	1/26/2021
	1/27/2010	226,666	113,334	(6)	$73.700	1/27/2020
	3/25/2009	170,000			$69.700	3/25/2019
	3/26/2008	112,000			$84.960	3/26/2018
	3/28/2007	125,000			$74.080	3/28/2017
P.E. Yarrington	1/25/2012		105,000	(3)	$107.730	1/25/2022	15,496	(7)	$1,675,768	38,000	(8)	$8,218,640
	1/26/2011	44,000	88,000	(5)	$94.640	1/26/2021
	1/27/2010	90,000	45,000	(6)	$73.700	1/27/2020
	3/25/2009	130,000			$69.700	3/25/2019
	3/26/2008	39,000			$84.960	3/26/2018
	3/28/2007	44,000			$74.080	3/28/2017
	3/23/2006	38,000			$56.630	3/23/2016
	6/29/2005	40,000			$56.760	6/29/2015
G.L. Kirkland	1/25/2012		175,000	(3)	$107.730	1/25/2022	—		—	57,500	(9)	$12,436,100
	1/26/2011	63,333	126,667	(5)	$94.640	1/26/2021
	1/27/2010	126,666	63,334	(6)	$73.700	1/27/2020
	3/25/2009	170,000			$69.700	3/25/2019
	3/26/2008	112,000			$84.960	3/26/2018
	3/28/2007	125,000			$74.080	3/28/2017
M.K. Wirth	1/25/2012		105,000	(3)	$107.730	1/25/2022	29,696	(10)	$3,211,356	38,000	(11)	$8,218,640
	1/26/2011	44,000	88,000	(5)	$94.640	1/26/2021
	1/27/2010	90,000	45,000	(6)	$73.700	1/27/2020
	3/25/2009	130,000			$69.700	3/25/2019
	3/26/2008	112,000			$84.960	3/26/2018
	3/28/2007	125,000			$74.080	3/28/2017
	3/23/2006	75,000			$56.630	3/23/2016
	6/29/2005	40,000			$56.760	6/29/2015
R.H. Pate	1/25/2012		78,000	(3)	$107.730	1/25/2022	23,244	(12)	$2,513,652	27,000	(13)	$5,839,560
	1/26/2011	31,666	63,334	(5)	$94.640	1/26/2021
	1/27/2010	68,000	34,000	(6)	$73.700	1/27/2020

(1)

Market value is based upon number of restricted stock units that have not vested multiplied by $108.14, which was the closing price of Chevron common stock on 12/31/12.

(2)

Represents estimated payout value of performance shares and is based upon the number of performance shares multiplied by the assumed performance modifier of 200% multiplied by $108.14, the closing price of Chevron common stock on 12/31/12. The performance modifier for the most recent payout was 150%, which exceeded the threshold. Accordingly, the estimated payout value is based upon 200% performance modifier, the next-highest performance modifier that exceeds the previous fiscal year’s performance modifier. The estimated payout value may not necessarily reflect the final payout, which will be calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2012” table, below.

(3)

Stock options vest at the rate of 33.33% per year, with the vesting dates of 1/25/13, 1/25/14 and 1/25/15.

(4)

Represents performance shares that vest at the end of the applicable three-year performance period; 53,000 shares vest on 12/31/13, and 66,000 shares vest on 12/31/14.

(5)

Stock options vest at the rate of 33.33% per year, with the vesting dates of 1/26/12, 1/26/13 and 1/26/14.

(6)

Stock options vest at the rate of 33.33% per year, with the vesting dates of 1/27/11, 1/27/12 and 1/27/13.

(7)

Represents 15,000 restricted stock units granted on 12/6/11 and subsequent dividend equivalents reinvested as additional restricted stock units, 50% of which will vest on 12/6/13 and 50% on 12/6/15 if Ms. Yarrington is employed through the respective vesting dates.

(8)

Represents performance shares that vest at the end of the applicable three-year performance period; 21,000 shares vest on 12/31/13, and 17,000 shares vest on 12/31/14.

(9)

Represents performance shares that vest at the end of the applicable three-year performance period; 30,000 shares vest on 12/31/13, and 27,500 shares vest on 12/31/14.

(10)

Represents the 12/31/12 market value of 14,200 restricted stock units granted on 1/27/10 that vested on 1/27/13; and 15,000 restricted stock units granted on 12/6/2011 and subsequent dividend equivalents reinvested as additional restricted stock units, 50% of which will vest on 12/6/2013 and 50% on 12/6/2015 if Mr. Wirth is employed through the respective vesting dates.

(11)

Represents performance shares that vest at the end of the applicable three-year performance period; 21,000 shares vest on 12/31/13, and 17,000 shares vest on 12/31/14.

(12)

Represents 22,500 restricted stock units granted on 12/6/11 and subsequent dividend equivalents reinvested as additional restricted stock units, 30% of which will vest on 12/6/14, 30% on 12/6/16 and 40% on 12/6/18 if Mr. Pate is employed through the respective vesting dates.

(13)

Represents performance shares that vest at the end of the applicable three-year performance period; 15,000 shares vest on 12/31/13, and 12,000 shares vest on 12/31/14.

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Option Exercises and Stock Vested in Fiscal Year 2012

The following table sets forth information concerning the cash value realized by each of our named executive officers, or “NEOs,” upon exercise of options or vesting of stock awards in 2012.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)		Value Realized on Vesting ($)(2)
J.S. Watson	240,000	$12,575,666	79,500		$8,565,330
P.E. Yarrington	—	$—	31,500	(3)	$3,393,810
G.L. Kirkland	240,000	$12,917,090	45,000		$4,848,300
M.K. Wirth	28,000	$1,804,127	31,500		$3,393,810
R.H. Pate	—	$—	24,000		$2,585,760

(1)

Value realized upon exercise was determined by multiplying the number of stock options exercised by the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the stock options.

Name	Shares Acquired on Exercise	Grant Date	Exercise Price	Fair Market Value on Exercise Date	Value Realized on Vesting
J.S. Watson	115,000	6/29/2005	$56.76	$109.0909	$6,018,053
	125,000	3/23/2006	$56.63	$109.0909	$6,557,613
G.L. Kirkland	12,500	6/29/2005	$56.76	$107.9100	$639,375
	102,500	6/29/2005	$56.76	$109.0000	$5,354,600
	7,320	3/23/2006	$56.63	$112.0157	$405,423
	15,000	3/23/2006	$56.63	$111.4000	$821,550
	102,680	3/23/2006	$56.63	$112.1047	$5,696,142
M.K. Wirth	28,000	6/30/2004	$47.055	$111.4881	$1,804,127

(2)

Represents the cash value of the performance shares granted in 2010 for the performance period January 2010 through December 2012. We calculate the value of performance share payouts as follows:

First, we calculate our total shareholder return (TSR) and the TSR of ExxonMobil, BP, Royal Dutch Shell and ConocoPhillips/Phillips 66 for the three-year performance period. We calculate TSR for the three-year performance period for ourselves and our competitors as follows:

TSR	=	(20-day average ending stock price (–) 20-day average beginning stock price (+) reinvested dividend value)

20-day average beginning stock price

ConocoPhillips was split into ConocoPhillips and Phillips 66 in 2012, and their three-year TSR ranking was modeled based on a unified ConocoPhillips by adding the price of one share of ConocoPhillips to half a share of Phillips 66. This reflects the structure of the spin-off: integrated ConocoPhillips stockholders received half a share of Phillips 66 for every one share of ConocoPhillips. For 2012 and future awards, we have replaced ConocoPhillips/Phillips 66 with Total.

The results are expressed as an annualized average compound rate of return.

Second, we rank our TSR against the TSR of ExxonMobil, BP, Royal Dutch Shell and ConocoPhillips/Phillips 66 to determine the performance modifier applicable to the awards.

Our rank then determines what the performance modifier will be, as follows:

Our Rank	1st	2nd	3rd	4th	5th
Performance Modifier	200%	150%	100%	50%	—%

For example, if we rank first in TSR as compared with ExxonMobil, BP, Royal Dutch Shell and ConocoPhillips/Phillips 66 (with Total replacing ConocoPhillips starting with 2012 grants), then the performance modifier would be 200%. Under the rules of the Long-Term Incentive Plan of Chevron Corporation (LTIP) relating to performance shares, in the event our measured TSR is within 1% of the nearest competitor(s), the results will be considered a tie, and the performance modifier will be the average of the tied ranks. For example, if Chevron ranks fifth in TSR and ties with the TSR of the company that ranks fourth, it will result in a modifier of 25% (the average of 50% and 0%).

Third, we determine the actual dollar amount of the performance share award to pay out. Performance share awards are paid out in cash as follows:

Number of Performance Shares Granted	×	Performance Modifier	×	20-Day Trailing Average Price of Chevron Common Stock at the End of the Performance Period	=	Cash Value Realized at Vesting

For awards of performance shares made in 2010, the three-year performance period ended December 2012. Chevron ranked second in TSR among ExxonMobil, BP, Royal Dutch Shell and ConocoPhillips/Phillips 66. Accordingly, the performance share value vested in 2012 for 2010 awards was calculated as follows:

	Shares Granted	×	Modifier	=	Shares Acquired on Vesting	×	20-Day Trailing Average Price	=	Cash Value Realized at Vesting
J.S. Watson	53,000		150%		79,500		$107.74		$8,565,330
P.E. Yarrington	21,000		150%		31,500		$107.74		$3,393,810
G.L. Kirkland	30,000		150%		45,000		$107.74		$4,848,300
M.K. Wirth	21,000		150%		31,500		$107.74		$3,393,810
R.H. Pate	16,000		150%		24,000		$107.74		$2,585,760

(3)

Ms. Yarrington elected to defer 90%, or $3,054,429, of her 2010 performance share grant to the Deferred Compensation Plan for Management Employees II (DCP). Provisions of the DCP and Ms. Yarrington’s distribution election are described in the footnotes to the “Nonqualified Deferred Compensation Table,” below.

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Pension Benefits Table

The following table sets forth information concerning the present value of benefits accumulated by our named executive officers, or “NEOs,” under our defined benefit retirement plans, or pension plans.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
J.S. Watson	Chevron Retirement Plan	31	$1,371,904	$—
	Chevron Retirement Restoration Plan		$24,181,742
P.E. Yarrington	Chevron Retirement Plan	31	$1,472,373	$—
	Chevron Retirement Restoration Plan		$10,557,055
G.L. Kirkland	Chevron Retirement Plan	37	$2,084,267	$—
	Chevron Retirement Restoration Plan		$27,823,776
M.K. Wirth	Chevron Retirement Plan	27	$992,730	$—
	Chevron Retirement Restoration Plan		$7,947,426
R. H. Pate	Chevron Retirement Plan	3	$68,626	$—
	Chevron Retirement Restoration Plan		$287,439

(1)

Credited service is computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to Chevron’s audited 2012 financial statements and is generally the period that an employee is a participant in the plan for which he or she is an eligible employee and receives pay from a participating company. It is not Chevron’s policy to grant extra years of credited service to participants. However, credited service may include similar service with certain companies acquired in the past by Chevron. Mr. Kirkland’s years of credited service include six years of service with Caltex, the former joint venture between Chevron and Texaco, prior to the 2001 merger. Credited service does not include service prior to July 1, 1986, during which certain employees were under age 25. Ms. Yarrington and Messrs. Watson, Kirkland and Wirth have such pre-July 1, 1986, age 25 service. Their actual years of service are as follows: Mr. Watson, 32 years; Ms. Yarrington, 32 years; Mr. Kirkland, 39 years; and Mr. Wirth, 30 years.

(2)

Reflects the present value of the accumulated benefit as of December 31, 2012, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to Chevron’s audited 2012 financial statements. This is the present value of the benefit determined as though the participant retires at the earliest age when participants may retire without any benefit reduction due to age (age 60, or current age if older, for the NEOs), using service and compensation as of December 31, 2012. This present value is then discounted with interest to the date used for financial reporting purposes. Except for the assumption that the retirement age is the earliest retirement without a benefit reduction due to age, the assumptions used to compute the present value of accumulated benefits are generally the assumptions used for financial reporting purposes on December 31, 2012. These assumptions include the discount rate of 3.6% as of December 31, 2012. This rate reflects the rate at which benefits could be effectively settled and is equal to the equivalent single rate resulting from yield curve analysis as described in Note 20, “Employee Benefit Plans,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012. The present values reflect the lump sum forms of payment based on the lump sum interest rate assumptions used for financial reporting purposes on December 31, 2012, which are representative of the Pension Protection Act of 2006 lump sum interest rates. The present value of Mr. Pate’s accumulated benefit has been calculated assuming that he has attained the required five years of vesting and eligibility service as of December 31, 2012. Mr. Pate will not be vested in the Chevron Retirement Plan or the Retirement Restoration Plan benefit until August 3, 2014.

See Footnote 5 to the “Summary Compensation Table” above for a description of the factors related to the change in the present value of the pension benefit.

Our NEOs are eligible for a pension after retirement and participate in both the Chevron Retirement Plan (CRP) (a defined-benefit pension plan that is intended to be tax-qualified under Internal Revenue Code section 401(a)) and the Chevron Retirement Restoration Plan (RRP) (an unfunded nonqualified defined-benefit pension plan). The RRP is designed to provide benefits comparable with those provided by the CRP but that cannot be paid from the CRP because of Internal Revenue Code limitations on benefits and earnings.

For employees hired prior to January 1, 2008, including Ms. Yarrington and Messrs. Watson, Kirkland and Wirth, the age 65 retirement benefits are calculated as follows:

Highest average base salary and CIP awards for 36 consecutive months, not limited by Internal Revenue Code(1)	x	Benefit Accrual Service used by the CRP	x	1.6%	–	Social Security offset used by the CRP	=	Total retirement benefit, expressed as a single life annuity
Highest average base salary and CIP awards for 36 consecutive months, as limited by Internal Revenue Code(2)	x	Benefit Accrual Service used by the CRP	x	1.6%	–	Social Security offset used by the CRP	=	Total CRP benefit after IRS limitations, expressed as a single life annuity
Total retirement benefit	–	Total CRP benefit	=	Total RRP benefit, expressed as a single life annuity

The age 65 retirement benefits for these employees hired prior to January 1, 2008, are reduced by early retirement discount factors of zero percent per year above age 60, of five percent per year from age 60 to age 50, and actuarially reduced below age 50 as prescribed by the plans.

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For employees hired after December 31, 2007, including Mr. Pate, the age 65 retirement benefits are calculated as follows:

Highest five-year average base salary and CIP awards, not limited by Internal Revenue Code(1)	x	Actual number of years of Benefit Accrual Service: before age 60 x 11% PLUS after age 60 x 14%	=	Total retirement benefit, expressed as a lump sum
Highest five-year average base salary and CIP awards, as limited by Internal Revenue Code(2)	x	Actual number of years of Benefit Accrual Service: before age 60 x 11% PLUS after age 60 x 14%	=	Total CRP benefit after IRS limitations, expressed as a lump sum
Total retirement benefit	–	Total CRP benefit	=	Total RRP benefit, expressed as a lump sum

(1)

“CIP” refers to Chevron Incentive Plan. On December 31, 2012, the applicable average was: Mr. Watson, $4,316,667; Ms. Yarrington, $1,904,167; Mr. Kirkland, $3,286,667; Mr. Wirth, $2,119,767; and Mr. Pate, $1,299,033.

(2)

“CIP” refers to Chevron Incentive Plan. On December 31, 2012, the applicable average, after reflecting the Internal Revenue Code compensation limitation, was $246,667 for Ms. Yarrington and Messrs. Watson, Kirkland, Wirth and Pate.

For employees hired after December 31, 2007, the amount of the benefit is reduced by 4.5 percent annual compound interest if payment commences prior to age 60.

A participant is eligible for an early retirement benefit if he or she is vested on the date employment ends. Generally, a participant is vested after completing five years of Vesting and Eligibility Service. All NEOs except Mr. Pate are eligible for an early retirement benefit, calculated as described above. Mr. Pate will be eligible for an early retirement benefit on August 3, 2014.

The benefit under the CRP is initially calculated as a single life annuity for participants hired before January 1, 2008. For participants hired after December 31, 2007, the benefit is initially calculated as a lump sum. In either case, all retirees can elect to have their benefits paid in the form of a single life annuity or lump sum. Joint and survivor annuity, life and term-certain annuity, and uniform income annuity options are also available under the CRP. The equivalent of optional forms of annuity payment are calculated by multiplying the early retirement benefit by actuarial factors, based on age, in effect on the benefit calculation date. The Internal Revenue Code applicable interest rate and applicable mortality table are used for converting from one form of benefit to an actuarially equivalent optional form of benefit. Employees can elect to have their CRP benefit commence prior to normal retirement age, which is age 65, but no earlier than when employment ends. CRP participants do not make distribution elections until or following separation from service.

The RRP may be paid one year following separation from service. Retirees may elect to receive the RRP lump sum equivalent in a single payment or in up to 10 annual installments.

Our NEOs made the following RRP distribution elections:

Name	# of Annual Installments Elected	Time of First Payment
J.S. Watson	1	First January that is at least one year following separation from service
P.E. Yarrington	1	First quarter that is at least one year following separation from service
G.L. Kirkland	5	First quarter that is at least one year following separation from service
M.K. Wirth	1	First quarter that is at least one year following separation from service
R.H. Pate	1	First quarter that is at least one year following separation from service

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Nonqualified Deferred Compensation Table

The following table sets forth information concerning the value of each named executive officer’s, or “NEO’s,” compensation deferred pursuant to our Deferred Compensation Plan for Management Employees and our Deferred Compensation Plan for Management Employees II (both, the DCP) and our Employee Savings Investment Restoration Plan (ESIP-RP).(1)

Name	Executive Contributions in the Last Fiscal Year(2)	Registrant Contributions in the Last Fiscal Year(3)	Aggregate Earnings in the Last Fiscal Year(4)	Aggregate Withdrawals/ Distributions(5)	Aggregate Balance at Last Fiscal Year- End(6)
J.S. Watson	$167,083	$113,667	$440,834	$—	$6,812,555
P.E. Yarrington	$3,633,442	$52,767	$834,939	$—	$13,657,781
G.L. Kirkland	$22,417	$89,667	$62,489	$—	$1,331,652
M.K. Wirth	$14,737	$58,950	$117,105	$—	$1,721,923
R.H. Pate	$10,375	$41,500	$7,498	$—	$169,434

(1)

The DCP is an unfunded and nonqualified defined contribution plan that permits NEOs to defer up to 90% of Chevron Incentive Plan (CIP) awards and Long-Term Incentive Plan of Chevron Corporation (LTIP) performance shares and up to 40% of salary. The DCP is intended to qualify as an unfunded pension plan maintained by an employer for a select group of management or highly compensated employees within the meaning of the Employee Retirement Income and Security Act.

DCP deferrals accrue earnings based upon an NEO’s selection of investments from 10 different funds that are designated by the Management Compensation Committee of the Board of Directors and that are also available in the Employee Savings Investment Plan, Chevron’s tax-qualified defined contribution plan open to employees on the U.S. payroll. DCP funds and their annual rates of return, as of December 31, 2012, were:

Chevron Common Stock Fund	5.00%
Vanguard Institutional Index Fund Institutional Plus Shares	16.00%
Vanguard Prime Money Market Fund Institutional Shares	0.11%
Vanguard Windsor II Fund Admiral Shares	16.80%
Vanguard PRIMECAP Fund Admiral Shares	15.38%
Vanguard Developed Markets Index Fund Institutional Plus Shares	18.96%
Vanguard Balanced Index Fund Institutional Shares	11.51%
Vanguard Extended Market Index Fund Institutional Plus Shares	18.52%
Vanguard Institutional Total Stock Market Index Fund Institutional Plus Shares	16.53%
Vanguard Total Bond Market Index Fund Institutional Plus Shares	4.20%

NEOs may transfer into and out of funds daily, except that they may not make opposite-way transfers within 60 days. NEOs and other insiders may only transact in the Chevron Common Stock Fund during a 20-business day period that begins on the first business day that is at least 24 hours after the public release of quarterly and annual earnings (an “Insider Trading Window”). Deferrals for NEOs and other insiders who elect that their deferrals be tracked with reference to Chevron common stock are, upon deferral, tracked with reference to the Vanguard Federal Money Market Fund. At the close of the Insider Trading Window, the balance of the Vanguard Federal Money Market Fund is transferred to the Chevron Common Stock Fund. The 2012 annual rate of return for the Vanguard Federal Money Market Fund was 0.01%.

DCP payments are made after the end of employment in up to 10 annual installments. Amounts tracked in Chevron common stock are paid in stock, and all other amounts are paid in cash. Participants may elect payment to commence as early as the quarter that is 12 months following separation from service. The DCP was amended for post-2004 deferrals in accordance with Section 409A of the Internal Revenue Code. As a result, NEOs may make different elections for pre-2005 and post-2004 deferrals. If a plan participant engages in misconduct, DCP balances related to awards made under the LTIP or the CIP on or after June 29, 2005, may be forfeited.

The ESIP-RP is a nonqualified defined contribution restoration plan that provides for the Company contribution that would have been paid into the ESIP but for the fact that the NEO’s base salary exceeded the Internal Revenue Code 401(a)(17) limit ($250,000 in 2012). A minimum 2% deferral on base pay over the tax code’s annual compensation limit is required in order to receive a Company contribution in the ESIP-RP. Contributions are tracked in phantom Chevron common stock units. Participants receive phantom dividends on these units, based on the dividend rate as is earned on Chevron common stock. Plan balances may be forfeited if a participant engages in misconduct. Accounts are paid out in cash, commencing as early as the quarter that is 12 months following separation from service, in up to 10 or 15 annual installments.

Below are the payment elections made by each of the NEOs with respect to their DCP and ESIP-RP plan balances:

Name	Plan	# of Annual Installments Elected	Time of First Payment
J.S. Watson	DCP	1	First January that is at least one year following separation from service
	ESIP-RP	1	First January that is at least one year following separation from service
P.E. Yarrington	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service
G.L. Kirkland	DCP	3	First quarter that is at least one year following separation from service
	ESIP-RP pre-2005	5	First quarter that is at least one year following separation from service
	ESIP-RP post-2004	3	First quarter that is at least one year following separation from service
M.K. Wirth	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service
R.H. Pate	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service

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(2)

Reflects salary deferrals for each NEO into the DCP in 2012. These amounts are also included in the “Salary” column that is reported in the “Summary Compensation Table,” above, and quantified as “Total Salary Deferred Under the DCP” in Footnote 1 to that table. For Ms. Yarrington, the amount reported also includes deferral of $1,282,500 of her 2011 CIP award (received in April 2012) and $2,337,750 of her 2009 LTIP performance share grant.

(3)

Represents ESIP-RP contributions by the Company for 2012. These amounts are also reflected in the “All Other Compensation” column in the “Summary Compensation Table,” above.

(4)

Represents the difference between DCP and ESIP-RP balances at December 31, 2012, and December 31, 2011, less CIP, LTIP and salary deferrals in the DCP and Company contributions in the ESIP-RP. 2012 earnings in the DCP and ESIP-RP were as follows:

Name	DCP Earnings	ESIP-RP Earnings
J.S. Watson	$380,406	$60,428
P.E. Yarrington	$809,710	$25,229
G.L. Kirkland	$8,668	$53,821
M.K. Wirth	$95,050	$22,055
R.H. Pate	$2,516	$4,982
(5) In-service withdrawals are not permitted from the DCP or the ESIP-RP. (6) Represents DCP and ESIP-RP balances as of December 31, 2012, as follows:
Name	DCP Balance	ESIP-RP Balance
J.S. Watson	$5,471,704	$1,340,851
P.E. Yarrington	$13,091,446	$566,335
G.L. Kirkland	$144,121	$1,187,531
M.K. Wirth	$1,219,911	$502,012
R.H. Pate	$32,512	$136,922

These balances include aggregate NEO contributions reported previously as “Salary Deferred” in the footnote to the Summary Compensation Table; Chevron’s ESIP-RP (and predecessor plans) contributions reported previously as “All Other Compensation” in the applicable Summary Compensation Table and footnotes to these tables; CIP amounts previously reported in footnotes to the Summary Compensation Table and the Nonqualified Deferred Compensation Table; and LTIP amounts previously reported in footnotes to the Option Exercises and Stock Vested Table and the Nonqualified Deferred Compensation Table, as follows:

Name	Salary Deferred Amounts Previously Reported	ESIP-RP Amounts Previously Reported	CIP Amounts Previously Reported	LTIP Amounts Previously Reported
J.S. Watson	$771,007	$644,634	$—	$—
P.E. Yarrington	$943,942	$180,117	$4,539,420	$7,324,767
G.L. Kirkland	$106,909	$523,050	$—	$—
M.K. Wirth	$41,649	$166,600	$—	$—
R.H. Pate	$28,715	$114,863	$—	$—

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Potential Payments Upon Termination or Change-in-Control

Our named executive officers, or “NEOs,” do not have employment contracts or other arrangements that provide for special guaranteed payments or other benefits upon retirement or termination, except for Mr. Pate, whose arrangement is described below and in our “Compensation Discussion and Analysis—Compensation Governance—Employment, Severance or Change-in-Control Agreements” in this Proxy Statement. Our NEOs are not eligible for enhanced severance or, in the event of a change-in-control, acceleration of outstanding equity granted under the Long-Term Incentive Plan of Chevron Corporation (LTIP). However, upon termination in the circumstances described below, our NEOs are entitled to accrued and vested interests (and in some cases deemed vesting of unvested interests) in their outstanding equity awards, retirement plan benefits and certain limited perquisites.

Termination for reasons other than cause may result in full or partial vesting of equity grants. Full or partial vesting, if any, is a function of the sum of an NEO’s age plus his or her time in service and the reasons for termination. Our policy of full or partial vesting for outstanding equity grants based on an NEO’s age and time in service is a reflection of our belief that our equity and benefit programs should be based upon a career employment model designed to encourage retention and long-term employment. Many of our business decisions have long-term horizons, and to ensure our executives have a vested interest in our future profitability, such programs enable executives with long service to continue to share in our success. The terms and effect of full or partial vesting of outstanding, but unvested equity grants is illustrated by the following table.

Termination Circumstance	Effect of Termination on Options	Effect of Termination on Performance Shares
Employed less than one year after grant date	Forfeit 100% of grant.
Employed for at least one year after grant date and on termination date either:	Vest 100% of grant.
• have at least 90 points (sum of age and service) or • are at least age 65	Remaining term to exercise vested stock options.	Award will be based on and paid at the end of the full performance period(s).
Total amount of grant deemed vested is calculated as follows:
Employed for at least one year after grant date and on termination date either:	Total number of options subject to the grant	Number of performance shares granted
• have at least 75 points (sum of age and service) or	multiplied by	multiplied by
• are at least age 60	Number of whole months from the grant date to the termination date, up to a maximum of 36 months	Number of whole months from the performance period start date to the termination date, up to a maximum of 36 months
	divided by 36 months.	divided by 36 months.
Exercisable options shall be reduced by the number of options previously exercised.
	The lesser of five years from termination or remaining term to exercise.	Award will be based on and paid at the end of the full performance period(s).
Other termination	Forfeit all unvested options. The lesser of 180 days from termination or remaining term to exercise vested stock options.	Forfeit all outstanding grants.
Misconduct	Forfeit all outstanding grants.	Forfeit all outstanding grants.

For the tables that follow, we have assumed that each NEO terminated his or her employment on December 31, 2012. Amounts reported do not include accrued retirement and other benefits otherwise reported in the “Pension Benefits Table” and “Nonqualified Deferred Compensation Table,” above, as well as benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll and do not discriminate in scope, terms or operations in favor of our NEOs, such as accrued vacation, group life insurance and post-retirement health care.

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John S. Watson

Benefits and Payments Upon Termination	Termination for Any Reason Other Than Death, Disability or Cause(1)	Termination Due to Disability	Termination Due to Death	Termination for Cause(2)
Compensation:
Base Salary	$—	$—	$—	$—
Chevron Incentive Plan	$—	$—	$—	$—
Severance	$—	$—	$—	$—
Long-Term Incentives — unvested but deemed vested upon termination:(3)
Stock Options	$4,980,439	$4,980,439	$4,980,439	$—
Restricted Stock Units	$—	$—	$—	$—
Performance Shares	$3,820,911	$3,820,911	$3,820,911	$—
Benefits and Perquisites:(4)
Office and Secretarial Services(5)	$200,000	$200,000	$—	$—
TOTAL:	$9,001,350	$9,001,350	$8,801,350	$—

(1)

Includes normal or early retirement and voluntary or involuntary (other than for cause) termination, including termination following a change-in-control. We do not maintain separate change-in-control programs for our NEOs.

(2)

Termination for cause results in cancellation of all outstanding LTIP grants, vested or unvested. For grants during or after 2005 that have been exercised, the Board has the ability to claw back any gains, as described in our “Compensation Discussion and Analysis—Compensation Governance—Compensation Recovery Policies.”

(3)

Reflects values of deemed vested options and performance shares under the LTIP. Whether an otherwise unvested option or performance share is deemed vested upon termination is based on the number of points (sum of age and number of years of service) at the time of termination. Mr. Watson has more than 75 points and less than 90 points, which results in pro-rata vesting of all unvested LTIP grants held at least one year from the date of grant.

Mr. Watson’s stock options held at least one year vest based on the number of whole months from the grant date to 12/31/12. 11/36 of his 2010 grant and 11/36 of his 2011 grant are deemed vested. The remainder of the unvested options, including the entire 2012 grant, is forfeited. Values are calculated based on the difference between $108.14, the 12/31/12 closing price of Chevron common stock, and the option exercise price as reported in the “Outstanding Equity Awards at 2012 Fiscal Year-End” table, above, multiplied by the deemed vested options. The value of previously vested options is calculated in a similar manner. The deemed vested stock options may be exercised within the lesser of five years from termination or the remaining term of the option.

Performance shares held at least one year vest based on the number of whole months from the performance period start date to 12/31/12. Two-thirds of Mr. Watson’s 2011 grant is deemed vested. The remainder of the unvested shares, including the entire 2012 grant, is forfeited. Values are calculated based on $108.14, the 12/31/12 closing price of Chevron common stock, and a performance modifier of 100%. For a description of how we calculate the payout value of performance shares and the effect of the performance modifier, see Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2012” table, above. A lump sum cash payment is made at the end of the performance period.

(4)

Mr. Watson is eligible to receive early retirement benefits from the Chevron Retirement Plan and payment from the Chevron Retirement Restoration Plan upon separation from service. His distribution elections and the present value of his accumulated benefits are disclosed in the “Pension Benefits Table,” above.

Mr. Watson is also eligible to receive payment from the ESIP Restoration Plan and from the Deferred Compensation Plan upon separation from service. His distribution elections and the aggregate balance as of 12/31/12 are disclosed in the “Nonqualified Deferred Compensation Table,” above.

(5)

Former Chairmen and Vice Chairmen of the Board of Directors are provided with post-retirement office and secretarial services.

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Patricia E. Yarrington

Benefits and Payments Upon Termination	Termination for Any Reason Other Than Death, Disability or Cause(1)	Termination Due to Disability	Termination Due to Death	Termination for Cause(2)
Compensation:
Base Salary	$—	$—	$—	$—
Chevron Incentive Plan	$—	$—	$—	$—
Severance	$—	$—	$—	$—
Long-Term Incentives — unvested but deemed vested upon termination:(3)
Stock Options	$1,965,146	$1,965,146	$1,965,146	$—
Restricted Stock Units	$—	$—	$—	$—
Performance Shares	$1,513,960	$1,513,960	$1,513,960	$—
Benefits(4)
TOTAL	$3,479,106	$3,479,106	$3,479,106	$—

(1)

Includes normal or early retirement and voluntary or involuntary (other than for cause) termination, including termination following a change-in-control. We do not maintain separate change-in-control programs for our NEOs.

(2)

Termination for cause results in cancellation of all outstanding LTIP grants, vested or unvested. For grants during or after 2005 that have been exercised, the Board has the ability to claw back any gains, as described in our “Compensation Discussion and Analysis—Compensation Governance—Compensation Recovery Policies.”

(3)

Reflects values of deemed vested options and performance shares under the LTIP. Whether an otherwise unvested option or performance share is deemed vested upon termination is based on the number of points (sum of age and number of years of service) at the time of termination. Ms. Yarrington has more than 75 points and less than 90 points, which results in pro-rata vesting of all unvested LTIP grants held at least one year from the date of grant.

Ms. Yarrington’s stock options held at least one year vest based on the number of whole months from the grant date to 12/31/12. 11/36 of her 2010 grant and 11/36 of her 2011 grant are deemed vested. The remainder of the unvested options, including the entire 2012 grant, is forfeited. Values are calculated based on the difference between $108.14, the 12/31/12 closing price of Chevron common stock, and the option exercise price as reported in the “Outstanding Equity Awards at 2012 Fiscal Year-End” table, above, multiplied by the deemed vested options. The value of previously vested options is calculated in a similar manner. The deemed vested stock options may be exercised within the lesser of five years from termination or the remaining term of the option.

Performance shares held at least one year vest based on the number of whole months from the performance period start date to 12/31/12. Two-thirds of Ms. Yarrington’s 2011 grant is deemed vested. The remainder of the unvested shares, including the entire 2012 grant, is forfeited. Values are calculated based on $108.14, the 12/31/12 closing price of Chevron common stock, and a performance modifier of 100%. For a description of how we calculate the payout value of performance shares and the effect of the performance modifier, see Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2012” table, above. A lump sum cash payment is made at the end of the performance period.

Ms. Yarrington’s restricted stock units would have been forfeited if her employment had terminated on December 31, 2012.

(4)

Ms. Yarrington is eligible to receive early retirement benefits from the Chevron Retirement Plan and payment from the Chevron Retirement Restoration Plan upon separation from service. Her distribution elections and the present value of her accumulated benefits are disclosed in the “Pension Benefits Table,” above.

Ms. Yarrington is also eligible to receive payment from the ESIP-RP and from the Deferred Compensation Plan upon separation from service. Her distribution elections and the aggregate balance as of 12/31/2012 are disclosed in the “Nonqualified Deferred Compensation Table,” above.

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George L. Kirkland

Benefits and Payments Upon Termination	Termination for Any Reason Other Than Death, Disability or Cause(1)	Termination Due to Disability	Termination Due to Death	Termination for Cause(2)
Compensation:
Base Salary	$—	$—	$—	$—
Chevron Incentive Plan	$—	$—	$—	$—
Severance	$—	$—	$—	$—
Long-Term Incentives — unvested but deemed vested upon termination:(3)
Stock Options	$3,891,228	$3,891,228	$3,891,228	$—
Restricted Stock Units	$—	$—	$—	$—
Performance Shares	$3,244,200	$3,244,200	$3,244,200	$—
Benefits and Perquisites:(4)
Office and Secretarial Services(5)	$200,000	$200,000	$—	$—
TOTAL	$7,335,428	$7,335,428	$7,135,428	$—

(1)

Includes normal or early retirement and voluntary or involuntary (other than for cause) termination, including termination following a change-in-control. We do not maintain separate change-in-control programs for our NEOs.

(2)

Termination for cause results in cancellation of all outstanding LTIP grants, vested or unvested. For grants during or after 2005 that have been exercised, the Board has the ability to claw back any gains, as described in our “Compensation Discussion and Analysis—Compensation Governance—Compensation Recovery Policies.”

(3)

Reflects values of deemed vested options and performance shares under the LTIP. Whether an otherwise unvested option or performance share is deemed vested upon termination is based on the number of points (sum of age and number of years of service) at the time of termination. Mr. Kirkland has more than 90 points, which results in deemed vesting of all unvested LTIP grants held at least one year from the date of grant, or the remaining one-third of the 2010 stock option grant, the remaining two-thirds of the 2011 stock option grant and 100% of the 2011 performance share grant. The 2012 stock option and performance share grants are forfeited upon a 12/31/2012 termination.

Stock option values are calculated based on the difference between $108.14, the 12/31/12 closing price of Chevron common stock, and the option exercise price as reported in the “Outstanding Equity Awards at 2012 Fiscal Year-End” table, multiplied by the deemed vested options. The value of previously vested options is calculated in a similar manner. The deemed vested options may be exercised within the remaining term and expire on the 10th anniversary of the grant date.

Performance share values are calculated based on $108.14, the 12/31/12 closing price of Chevron common stock, and a performance modifier of 100%. For a description of how we calculate the payout value of performance shares and the effect of the performance modifier, see Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2012” table, above. A lump sum cash payment is made at the end of the performance period.

(4)

Mr. Kirkland is eligible to receive early retirement benefits from the Chevron Retirement Plan and the Chevron Retirement Restoration Plan upon separation from service. His distribution elections and the present value of his accumulated benefits are disclosed in the “Pension Benefits Table,” above.

Mr. Kirkland is also eligible to receive payment from the ESIP-RP and from the Deferred Compensation Plan upon separation from service. His distribution elections and the aggregate balance as of 12/31/12 are disclosed in the “Nonqualified Deferred Compensation Table,” above.

(5)

Former Chairmen and Vice Chairmen of the Board of Directors are provided with post-retirement office and secretarial services.

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Michael K. Wirth

Benefits and Payments Upon Termination	Termination for Any Reason Other Than Death, Disability or Cause(1)	Termination Due to Disability	Termination Due to Death	Termination for Cause(2)
Compensation:
Base Salary	$—	$—	$—	$—
Chevron Incentive Plan	$—	$—	$—	$—
Severance	$—	$—	$—	$—
Long-Term Incentives — unvested but deemed vested upon termination:(3)
Stock Options	$1,965,146	$1,965,146	$1,965,146	$—
Restricted Stock Units	$—	$—	$—	$—
Performance Shares	$1,513,960	$1,513,960	$1,513,960	$—
Benefits(4)
TOTAL	$3,479,106	$3,479,106	$3,479,106	$—

(1)

Includes normal or early retirement and voluntary or involuntary (other than for cause) termination, including termination following a change-in-control. We do not maintain separate change-in-control programs for our NEOs.

(2)

Termination for cause results in cancellation of all outstanding LTIP grants, vested or unvested. For grants during or after 2005 that have been exercised, the Board has the ability to claw back any gains, as described in our “Compensation Discussion and Analysis—Compensation Governance—Compensation Recovery Policies.”

(3)

Reflects values of deemed vested options and performance shares under the LTIP. Whether an otherwise unvested option or performance share is deemed vested upon termination is based on the number of points (sum of age and number of years of service) at the time of termination. Mr. Wirth has more than 75 points and less than 90 points, which results in pro-rata vesting of all unvested LTIP grants held at least one year from the date of grant.

Mr. Wirth’s stock options held at least one year vest based on the number of whole months from the grant date to 12/31/12. 11/36 of his 2010 grant and 11/36 of his 2011 grant are deemed vested. The remainder of the unvested options, including the entire 2012 grant, is forfeited. Values are calculated based on the difference between $108.14, the 12/31/2012 closing price of Chevron common stock, and the option exercise price as reported in the “Outstanding Equity Awards at 2012 Fiscal Year-End” table, above, multiplied by the deemed vested options. The value of previously vested options is calculated in a similar manner. The deemed vested stock options may be exercised within the lesser of five years from termination or the remaining term of the option.

Performance shares held at least one year vest based on the number of whole months from the performance period start date to 12/31/12. Two-thirds of Mr. Wirth’s 2011 grant is deemed vested. The remainder of the unvested shares, including the entire 2012 grant, is forfeited. Values are calculated based on $108.14, the 12/31/12 closing price of Chevron common stock, and a performance modifier of 100%. For a description of how we calculate the payout value of performance shares and the effect of the performance modifier, see Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2012” table, above. A lump sum cash payment is made at the end of the performance period.

Mr. Wirth’s restricted stock units would have been forfeited if his employment had terminated on December 31, 2012.

(4)

Mr. Wirth is eligible to receive early retirement benefits from the Chevron Retirement Plan and the Chevron Retirement Restoration Plan upon separation from service. His distribution elections and the present value of his accumulated benefits are disclosed in the “Pension Benefits Table,” above.

Mr. Wirth is also eligible to receive payment from the ESIP-RP and from the Deferred Compensation Plan upon separation from service. His distribution elections and aggregate balance as of 12/31/12 are disclosed in the “Nonqualified Deferred Compensation Table,” above.

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R. Hewitt Pate

Benefits and Payments Upon Termination	Termination for Any Reason Other Than Death, Disability or Cause(1)	Termination Due to Disability	Termination Due to Death	Termination for Cause(2)
Compensation:
Base Salary	$—	$—	$—	$—
Chevron Incentive Plan	$—	$—	$—	$—
Severance	$—	$—	$—	$—
Long-Term Incentives — unvested but deemed vested upon termination:(3)
Stock Options	$—	$—	$—	$—
Restricted Stock Units	$—	$—	$—	$—
Performance Shares	$—	$—	$—	$—
Benefits(4)
TOTAL	$—	$—	$—	$—

(1)

Includes normal or early retirement and voluntary or involuntary (other than for cause) termination, including termination following a change-in-control. We do not maintain separate change-in-control programs for our NEOs.

(2)

Termination for cause results in cancellation of all outstanding LTIP grants, vested or unvested. For grants during or after 2005 that have been exercised, the Board has the ability to claw back any gains, as described in our “Compensation Discussion and Analysis—Compensation Governance—Compensation Recovery Policies.”

(3)

Reflects values of deemed vested options and performance shares under the LTIP. Whether an otherwise unvested option or performance share is deemed vested upon termination is based on the number of points (sum of age and number of years of service) at the time of termination. Mr. Pate has less than 75 points, which would have resulted in forfeiture of unvested stock options and performance shares upon a December 31, 2012, termination. Mr. Pate’s restricted stock units would have been forfeited upon a December 31, 2012, termination.

In February 2012, Mr. Pate and Chevron mutually terminated his employment agreement in favor of an agreement relating solely to the vesting of Mr. Pate’s outstanding equity awards, if any, if Mr. Pate’s employment is terminated for any reason on or after August 1, 2019. If Mr. Pate’s employment is terminated on or after that date, Mr. Pate will be subject to the termination provisions of the LTIP as if he had 75 points (the sum of age and years of service), which would result in the deemed pro-rata vesting of stock options and performance shares held at least one year from the date of grant.

(4)

Mr. Pate will not be vested in the Chevron Retirement Plan or the Chevron Retirement Restoration Plan if he terminates within five years of his August 3, 2009, employment start date. His distribution elections and the present value of his accumulated benefits are disclosed in the “Pension Benefits Table,” above.

Mr. Pate is eligible to receive payment from the ESIP-RP and from the Deferred Compensation Plan upon separation from service. His distribution elections and aggregate balance as of 12/31/12 are disclosed in the “Nonqualified Deferred Compensation Table,” above.

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Equity Compensation Plan Information

The following table provides certain information as of December 31, 2012, with respect to Chevron’s equity compensation plans.

Plan Category(1)	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	71,826,912	(3)	$81.44	(4)	55,641,966	(5)
Equity compensation plans not approved by security holders(6)	644,159	(7)	—	(8)	—	(9)
TOTAL	72,471,071		$81.44	(4)	55,641,966

(1)

The table does not include information for employee benefit plans of Chevron and subsidiaries intended to meet the tax qualification requirements of section 401(a) of the Internal Revenue Code and certain foreign employee benefit plans that are similar to section 401(a) plans.

The table also does not include information for equity compensation plans assumed by Chevron in mergers and securities outstanding thereunder at December 31, 2012. The number of shares to be issued upon exercise of outstanding options, warrants and rights under plans assumed in mergers and outstanding at December 31, 2012, was 504,675, and the weighted-average exercise price (excluding restricted stock units and other rights for which there is no exercise price) was $43.59. The weighted average remaining term of the stock options is 2.45 years. No further grants or awards can be made under these assumed plans.

(2)

Consists of two plans: the Long Term Incentive Plan (LTIP) and the Chevron Corporation Nonemployee Directors’ Equity Compensation and Deferral Plan (Directors’ Plan). Stock options and restricted stock units are awarded under the LTIP. Additional shares are issued under the subplans of the LTIP for certain non-U.S. locations. Restricted stock, restricted stock units, and retainer stock options are awarded under the Directors’ Plan.

(3)

Consists of 71,540,056 shares subject to stock options (granted under the LTIP or the Directors’ Plan), 3,185 shares subject to restricted stock units under the LTIP and 283,671 shares subject to restricted stock units and stock units under the Directors’ Plan. Does not include grants that are payable in cash, such as performance shares, stock appreciation rights and some restricted stock units granted under the LTIP.

There are no outstanding rights under the non-U.S. employee subplans to the LTIP as of December 31, 2012.

(4)

The price reflects the weighted average exercise price of stock options under both the LTIP and the Directors’ Plan. The weighted average remaining term of the stock options is 6.35 years.

(5)

An amended and restated LTIP was approved by the stockholders on April 28, 2004. The maximum number of shares that can be issued under the revised and restated LTIP is 160,000,000. The LTIP has 55,411,189 securities that remain available for issuance. An aggregate of 1,888,040 shares issued under the employee stock purchase plans for non-U.S. locations were counted against the limit. Awards granted under the LTIP that are settled in cash or that are deferred under the Deferred Compensation Plan for Management Employees (DCP) will not deplete the maximum number of shares that can be issued under the plan.

The maximum number of shares that can be issued under the Directors’ Plan is 800,000. The Directors’ Plan has 230,777 shares that remain available for issuance.

(6)

Consists of the DCP, which is described in the “Nonqualified Deferred Compensation Table” and related footnotes.

(7)

Reflects number of Chevron Common Stock Fund units allocated to participant accounts in the DCP as of December 31, 2012.

(8)

There is no exercise price for outstanding rights under the DCP.

(9)

Current provisions of the DCP do not provide for a limitation on the number of shares available under the plan. The total actual distributions under the DCP were 54,183 shares in 2012, 149,551 shares in 2011 and 131,875 shares in 2010.

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Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table shows the ownership interest in Chevron common stock as of March 6, 2013, for (i) two holders of more than 5 percent of our outstanding common stock; (ii) each nonemployee Director and each of our named executive officers; and (iii) all nonemployee Directors and executive officers as a group. As of that date, there were 1,940,428,630 shares of Chevron common stock outstanding.

Name (“+” denotes a nonemployee Director)	Shares Beneficially Owned(1)	Stock Units(2)	Total	Percent of Class
BlackRock, Inc.(3)	119,964,205	0	119,964,205	6.13%
State Street Corporation(4)	106,520,361	0	106,520,361	5.40%
Linnet F. Deily+	13,957	4,871	18,828	*
Robert E. Denham+	7,482	37,692	45,174	*
Alice P. Gast+	0	853	853	*
Enrique Hernandez Jr.+	21,890	11,812	33,702	*
George L. Kirkland	865,726	742	866,468	*
Charles W. Moorman+	499	2,568	3,067	*
R. Hewitt Pate	215,223	0	215,223	*
Kevin W. Sharer+	0	22,813	22,813	*
John G. Stumpf+	14,475	1,865	16,340	*
Ronald D. Sugar+	2,023	32,453	34,476	*
Carl Ware+	6,487	31,811	38,298	*
John S. Watson	1,212,625	37,528	1,250,153	*
Michael K. Wirth	773,458	4,935	778,393	*
Patricia E. Yarrington	563,835	24,488	588,323	*
Non-employee Directors and executive officers as a group (16 persons)	4,151,574	230,427	4,382,001	*

*

Less than 1%.

(1)

Amounts shown include shares that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 6, 2013, as follows: 1,456 shares for Ms. Deily, 20,670 shares for Mr. Hernandez, 781,999 shares for Mr. Kirkland, 191,333 shares for Mr. Pate, 1,113,666 shares for Mr. Watson, 740,000 shares for Mr. Wirth, 549,000 shares for Ms. Yarrington and 435,500 shares for all other executive officers not named in the table. For executive officers, the amounts shown include shares held in trust under the Employee Savings Investment Plan. For nonemployee Directors, the amounts shown include shares of restricted stock awarded under the Chevron Corporation Nonemployee Directors’ Equity Compensation and Deferral Plan (NED Plan).

(2)

Stock units do not carry voting rights and may not be sold. They do, however, represent the equivalent of economic ownership of Chevron common stock, since the value of each unit is measured by the price of Chevron common stock. For nonemployee Directors, these are stock units and restricted stock units awarded under the NED Plan as well as stock units representing deferral of annual cash retainer that may ultimately be paid in shares of Chevron common stock. For executive officers, these include stock units deferred under the Chevron Deferred Compensation Plan for Management Employees or the Chevron Deferred Compensation Plan for Management Employees II that may ultimately be paid in shares of Chevron common stock.

(3)

Based on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 6, 2013, by BlackRock, Inc., 40 East 52nd Street, New York, NY 10022. BlackRock, Inc., reports that as of that date it and its subsidiaries listed on Exhibit A of the Schedule 13G/A have sole voting and dispositive power for all shares reported.

(4)

Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2013, by State Street Corporation, One Lincoln Street, Boston, MA 02111. State Street Corporation reports that as of that date it and its subsidiaries listed on Exhibit 1 of the Schedule 13G have shared voting and dispositive power for all shares reported.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires Directors and certain officers to file with the U.S. Securities and Exchange Commission reports of initial ownership and changes in ownership of Chevron equity securities. Based solely on a review of the reports furnished to Chevron, we believe that during 2012 all of our Directors and officers timely filed all reports they were required to file under Section 16(a).

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Board Proposal to Ratify the Appointment of the Independent Registered Public Accounting Firm
(Item 2 on the Proxy Card)

Principal Accountant Fees and Services

The Audit Committee, which is composed entirely of independent Directors, has selected PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as our independent registered public accounting firm to audit the consolidated financial statements of Chevron and its subsidiaries for 2013 and the effectiveness of Chevron’s internal control over financial reporting. Your Board has endorsed this appointment. PricewaterhouseCoopers previously audited the consolidated financial statements of Chevron during the years ended December 31, 2012 and 2011, and the effectiveness of Chevron’s internal control over financial reporting as of December 31, 2012. During the years ended December 31, 2012 and 2011, PricewaterhouseCoopers provided both audit and nonaudit services.

Aggregate fees for professional services rendered to us by PricewaterhouseCoopers for the years ended December 31, 2012 and 2011, were as follows (millions of dollars):

Services Provided	2012	2011
Audit	$25.2	$25.2
Audit Related	$2.0	$2.3
Tax	$1.1	$1.6
All Other	$0.3	$0.1
TOTAL	$28.6	$29.2

The Audit fees for the years ended December 31, 2012 and 2011, were for the audits of Chevron’s consolidated financial statements, statutory and subsidiary audits, issuance of consents, assistance with and review of documents filed with the U.S. Securities and Exchange Commission, and the audit of the effectiveness of internal control over financial reporting.

The Audit Related fees for the years ended December 31, 2012 and 2011, were for assurance and related services for employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax fees for the years ended December 31, 2012 and 2011, were for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax advice, including assistance with tax audits and appeals.

All Other fees for the years ended December 31, 2012 and 2011, included services rendered for software licenses, subscriptions, benchmark studies and surveys.

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Audit Committee Preapproval Policies and Procedures

All 2012 audit and nonaudit services provided by PricewaterhouseCoopers were approved by the Audit Committee. The nonaudit services that were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the accounting firm’s independence.

The Audit Committee has implemented preapproval policies and procedures related to the provision of audit and nonaudit services. Under these procedures, the Audit Committee preapproves both the type of services to be provided by PricewaterhouseCoopers and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the accounting firm. The services and fees must be deemed compatible with the maintenance of the accounting firm’s independence, including compliance with SEC rules and regulations.

Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and nonaudit fees initially approved.

Representatives of PricewaterhouseCoopers will be present at the Annual Meeting, will have an opportunity to make statements if they desire and will be available to respond to questions, as appropriate. If stockholders do not ratify the appointment of PricewaterhouseCoopers, the Audit Committee will select another independent registered public accounting firm for the following year.

Vote Required

This proposal is approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal. If you are a street name stockholder and do not vote your shares, your bank, broker or other holder of record can vote your shares at its discretion on this proposal.

Your Board’s Recommendation

Your Board unanimously recommends that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm.

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Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation
(Item 3 on the Proxy Card)

As required by Section 14A of the Securities Exchange Act of 1934, as amended, stockholders are entitled to a nonbinding vote on the compensation of our named executive officers (sometimes referred to as “say on pay”). At the 2011 Annual Meeting, the Board of Directors recommended and stockholders approved holding this advisory vote on an annual basis. Accordingly, you are being asked to vote on the following resolution at the 2013 Annual Meeting:

“Resolved, that the stockholders APPROVE, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

Your Board recommends that you vote FOR this resolution because it believes that our compensation programs support our business model and the following key objectives and philosophies, described in detail in our “Compensation Discussion and Analysis” in this Proxy Statement:

•

attracting and retaining seasoned management who will deliver long-term stockholder value;

•

rewarding career employees;

•

aligning the interests of our stockholders, the Company, and our employees and executives;

•

paying for performance;

•

paying competitively, across all salary grades and across all geographies;

•

applying compensation program rules in a manner that is internally consistent; and

•

being metrics-driven and properly balanced in both our emphasis on short-term and long-term objectives and our use of measures based on absolute performance, relative performance against industry peers, historical performance and progress on key business initiatives.

We encourage stockholders to read the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure contained in this Proxy Statement.

Vote Required

This proposal is approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal. If you are a street name stockholder and do note vote your shares, your bank, broker or other holder of record cannot vote your shares at its discretion on this proposal. This vote is nonbinding. The Board and the Management Compensation Committee, which is composed solely of independent Directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

Your Board’s Recommendation

Your Board unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

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Board Proposal to Approve Amendments to the Long-Term Incentive Plan of Chevron Corporation (LTIP) and the Material Terms of Performance Goals for Performance-Based Awards Under the LTIP
(Item 4 on the Proxy Card)

Your Board recommends that stockholders vote FOR this proposal to amend and restate the Long-Term Incentive Plan of Chevron Corporation (LTIP) to:

•

increase by 100,000,000 the number of shares of Chevron common stock authorized for issuance pursuant to awards under the LTIP;

•

extend the term of the LTIP until 2023;

•

make other technical and nonmaterial revisions to the LTIP; and

•

approve the material terms of the performance goals for performance-based awards under the LTIP for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (Code Section 162(m)).

The LTIP, as amended and restated, was adopted by the Board on March 27, 2013, and will become effective on the date that it is approved by stockholders. If stockholder approval of this proposal is not obtained, awards may still be granted under the LTIP until its currently scheduled expiration date of January 27, 2014. However, the number of shares reserved under the LTIP will not increase, and the technical and nonmaterial revisions to the LTIP described in this proposal will not become effective.

Why You Should Vote FOR This Proposal

Your Board recommends that you vote FOR this proposal because it believes that granting equity-based incentive awards to eligible participants encourages performance that drives stockholder value over the long-term, gives participants a meaningful equity stake in our business and aligns directly with stockholder value and Chevron’s long-term, career employment model. The Board also believes that including terms in the LTIP that permit Chevron to grant awards that are not subject to limits on tax deductability is also in the best interests of stockholders.

You can learn more about the LTIP and awards granted under the LTIP to our named executive officers in the “Compensation Discussion and Analysis” in this Proxy Statement.

When evaluating and recommending to the Board the amendments to the LTIP, the Management Compensation Committee of the Board considered a number of factors, including the following:

•

the LTIP, unless amended, will expire on January 27, 2014;

•

as of January 31, 2013, only approximately 42,200,000 shares of Chevron common stock remained available for issuance pursuant to awards under the LTIP;

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•

since the LTIP was last approved by stockholders in 2004, the average number of shares made subject to annual awards under the LTIP is 14 million shares, including 1.2 million units payable in cash. This average necessarily reflects changes in the trading price of Chevron’s common stock and other factors. The total number of shares made subject to awards under the LTIP most recently were as follows:

2010	17,134,208 shares (including 1,680,360 units payable in cash)
2011	16,055,889 shares (including 1,852,100 units payable in cash)
2012	13,965,630 shares (including 1,516,730 units payable in cash)
2013	14,787,350 shares (including 1,636,950 units payable in cash)

•

Chevron’s average three-year run rate (i.e., the number of shares subject to stock option, performance share, and restricted stock unit awards divided by the undiluted weighted average number of Chevron common shares outstanding), which measures the potential dilutive effects of awards, is 0.72 percent, well below the mean of the energy industry;

•

as of January 31, 2013, the number of shares remaining available for issuance pursuant to awards under the LTIP and shares subject to outstanding awards as a percentage of total shares of common stock outstanding was 6.6 percent;

•

internal share utilization forecasts justify increasing by 100,000,000 the number of shares of Chevron common stock authorized for issuance pursuant to awards under the LTIP. These forecasts included a number of assumptions regarding, among other things, award exercises and vesting, stock price volatility, and number of eligible participants. We do not as a matter of course make these forecasts public due to the inherent unpredictability of the underlying assumptions;

•

Chevron’s internal compensation specialists retained the services of Georgeson Inc., which analyzed this proposal against the likely vote recommendations of certain firms and stockholders. The results of this analysis were presented to the Committee; and

•

other technical and nonmaterial revisions to the LTIP are advisable to promote good corporate governance.

Because it is not possible at this time to determine awards that will be made in the event the LTIP (as amended and restated) is approved by stockholders, it is not possible to calculate the amount of subsequent dilution that may ultimately result from such awards. However, in no event will the dilutive impact of the LTIP exceed the dilution occurring as a result of stockholder approval of this proposal, absent additional approval of stockholders.

The LTIP includes a number of provisions that promote good corporate governance and reinforce the alignment of interests of eligible participants and stockholders. These provisions include the following:

•

No Discounted Options: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the date of grant.

•

No Repurchases, Repricings or Exchanges Without Stockholder Approval. Chevron will not, without the approval of stockholders, establish programs to (i) repurchase outstanding and unexercised stock options or stock appreciation rights, whether for a cash payment or otherwise, or (ii) amend outstanding awards to provide for a lower exercise price or surrender or cancellation in favor of awards with a different exercise price or terms;

•

No Transferability. Awards generally may not be transferred, except as determined by the Committee, upon the award recipient’s death to a designated beneficiary, or pursuant to a domestic relations order.

•

No “Evergreen” Provisions. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the LTIP can be automatically replenished.

•

No Automatic Grants. The LTIP does not provide for automatic grants to any participant.

•

No Tax “Gross-Ups.” The LTIP does not provide for any tax “gross-ups” or similar payments or reimbursements to defray tax liability associated with the issuance of awards under the LTIP.

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Key Terms of the LTIP (as Amended and Restated)

Term	Ten years from the date approved by stockholders (unless terminated earlier by the Board).
Shares Authorized

Currently, 160,000,000 shares of our common stock, and if stockholders approve this proposal to increase by 100,000,000 the number of shares authorized, 260,000,000. For grants made on or after May 29, 2013, the maximum number of shares that may be issued pursuant to awards under the LTIP will be 142,200,000, which includes approximately 42,200,000 shares that remain available from shares previously authorized for issuance plus an additional 100,000,000 shares.

For grants made on or after May 29, 2013, the maximum number of shares that may be issued subject to restricted stock, restricted stock units and other share-based awards is 50,000,000. We refer to such awards as “full-value awards.”

Eligible Participants	Any individual who is on Chevron’s payroll and for whom Chevron withholds employment taxes at the time awards are made under the LTIP, if eligibility is approved by the plan administrator.
Award Types

•

Nonstatutory stock options

•

Stock appreciation rights

•

Restricted stock

•

Restricted stock units

•

Other share-based awards (e.g., performance shares)

•

Nonstock awards

Historically, stock options, performance shares and restricted stock units are the types of awards most frequently granted under the LTIP.

Award Expiration	Stock options and stock appreciation rights expire no more than ten years from the date of grant. The expiration terms of all other awards are determined at the discretion of the plan administrator.
Exercise Price	The exercise price of stock options or stock appreciation rights may not be less than 100% of the fair market value of Chevron’s common stock on the date of grant.

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Effect of Approval of this Proposal

Approval of this proposal will have the following results:

Increase the Maximum Number of Shares of Chevron Common Stock Authorized for Issuance Pursuant to Awards Under the LTIP

Subject to “Changes in Capitalization,” below, the maximum number of shares of Chevron common stock that may be issued pursuant to awards under the LTIP is currently 160,000,000 shares. If stockholders approve this proposal, the maximum number of shares authorized for issuance will increase by 100,000,000, to 260,000,000. For grants made on or after May 29, 2013, the maximum number of shares that may be issued pursuant to awards under the LTIP will be 142,200,000, which includes approximately 42,200,000 shares that remain available from shares previously authorized for issuance plus an additional 100,000,000 shares. For grants made on or after May 29, 2013, the maximum number of shares that may be issued subject to full-value awards is 50,000,000.

Under the LTIP (as amended and restated), shares covered by an award are counted against the maximum number of shares authorized at the time the award is granted. However, awards denominated in shares but specified to be paid in cash will not be counted against the maximum number of shares authorized. Any shares covered by an award that is terminated by expiration, forfeiture or cancellation without issuance of the shares are credited back to the maximum number of shares authorized and may be made subject to new awards. In addition, the maximum number of shares authorized will not be reduced to reflect any dividends or dividend equivalents credited with respect to an outstanding award that are reinvested into additional shares or credited with respect to any award under the LTIP.

The following shares subject to awards will not be credited back to the maximum number of shares authorized and may not be made subject to new awards: (i) shares tendered by participants as full or partial payment of the exercise price of stock options, (ii) shares reserved for issuance upon grant of stock appreciation rights if the number of reserved shares exceeds the number of shares actually issued upon exercise of the rights, and (iii) shares withheld by or remitted to Chevron to satisfy a participant’s tax withholding obligations that may arise in connection with an award.

Extend the Term of the LTIP Until 2023

Currently, the LTIP will expire on January 27, 2014. As amended and restated, the LTIP will expire 10 years from the date it is approved by stockholders (unless earlier terminated by the Board).

Effect Other Technical and Nonmaterial Revisions to the LTIP

Additional amendments to the LTIP include, among others:

•

updated definition of “Performance Goals” for purposes of awards intended to comply with the performance-based compensation exception under Code Section 162(m);

•

updated language prohibiting, without the approval of Chevron’s stockholders, programs to (i) repurchase outstanding and unexercised stock options or stock appreciation rights, whether for a cash payment or otherwise, or (ii) amend outstanding awards to provide for a lower exercise price or surrender or cancellation in favor of awards with a different exercise price or terms;

•

updated provisions regarding the circumstances in which returned or withheld shares will again become available for issuance under the LTIP (as described above); and

•

updated language to clarify that no stock appreciation rights shall be exercisable for more than 10 years from the date of grant and that the exercise price shall never be less than 100 percent of the share’s fair market value on the date of grant.

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Approve the Material Terms of the Performance Goals Set Forth in the LTIP for Purposes of Code Section 162(m)

Approval of the material terms of the performance goals set forth in the LTIP will allow certain awards under it to Chevron’s CEO and next three most highly compensated executive officers (other than the Chief Financial Officer) to qualify as tax-deductible performance-based compensation under Code Section 162(m).

Code Section 162(m) places a limit of $1,000,000 per person on the amount Chevron may deduct in any one year for compensation paid to its CEO and the next three highest compensated officers (other than the Chief Financial Officer). Compensation is exempt from this per-person limit and therefore deductible for tax purposes (even if the $1,000,000 is exceeded) if the compensation paid to any of these individuals satisfies the conditions for “qualified performance-based compensation” set forth under Code Section 162(m). One of the conditions requires stockholder approval of the material terms of the performance goals of the LTIP under which the compensation will be paid.

For purposes of Code Section 162(m), the material terms of the performance goals include: (i) the employees eligible to receive compensation under the LTIP (ii) a description of the business criteria on which the performance goal is based, and (iii) either the maximum amount of compensation that can be paid to a covered employee under the performance goal or the formula used to calculate the amount of compensation that could be paid if the performance goal is satisfied.

Eligibility for Awards Under the LTIP

Any individual who is on Chevron’s payroll and for whom Chevron withholds employment taxes at the time awards are made under the LTIP is eligible to receive an award under the LTIP if eligibility is approved by the Committee. As of April 3, 2013, approximately 2,400 persons are eligible to receive annual awards under the LTIP (assuming their eligibility is approved by the Committee). This includes Chevron’s CEO and next three most highly compensated executive officers (other than the Chief Financial Officer).

Performance Goals in the LTIP

Awards to eligible individuals under the LTIP can be in the form of nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, other share-based awards (e.g., performance shares) or nonstock awards. The Committee may condition the payment of restricted stock, performance shares, stock units and other share-based awards and nonstock awards upon achievement of certain performance goals or criteria that are specified by the Committee at or about the time the award is granted. These performance goals or criteria can include: (i) earnings or earnings per share, (ii) EBITDA, (iii) stock price, (iv) return on equity, (v) total shareholder return, (vi) return on capital, (vii) return on investment, (viii) return on capital employed, (ix) return on assets or net assets, (x) market capitalization, (xi) economic value added, (xii) debt leverage (debt to capital), (xiii) revenue, (xiv) income or net income, (xv) operating income, (xvi) operating profit or net operating profit, (xvii) operating margin or profit margin, (xviii) return on operating revenue, (ixx) cash from operations, (xx) operating ratio, (xxi) operating revenue, (xxii) operating expense, and (xxiii) cash flow, each with respect to Chevron and/or one or more of its affiliates or operating units.

Stock option grants and stock appreciation rights under the LTIP are not subject to any performance goals because applicable federal income tax regulations provide that a stock option grant or right is deemed to satisfy the performance-based award requirement of Code Section 162(m) if (i) it is made by the employer’s compensation committee composed solely of outside directors, (ii) it is granted pursuant to a plan that states the maximum number of shares with respect to which the options or the rights may be granted during a specified period, and (iii) the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

Maximum Awards Under the LTIP

The value of all nonstock awards granted to any individual in a single calendar year may not exceed $4,000,000. The maximum number of shares that may be granted in the form of stock options, stock appreciation rights, restricted stock, performance shares, restricted stock units and other share-based awards under the LTIP to any individual in a single calendar year may not exceed 4,000,000 shares, subject to adjustments for certain recapitalization events specified in the LTIP. Stock options awarded under the LTIP are awarded with an exercise price equal to the fair market value of the underlying stock on the date of grant. Actual grants during the past several years to Chevron’s CEO have varied between approximately 8.5 percent and 10.5 percent of the maximum award, and grants to the next three most highly compensated executive officers (other than the Chief Financial Officer) have varied between approximately 2.2 percent and 4.3 percent of the maximum. The Committee grants awards under the LTIP that it believes are consistent with Chevron’s competitive pay practices, as described in the “Compensation Discussion and Analysis” in this Proxy Statement.

Your Board believes that the LTIP provisions described above satisfy the performance-based criteria requirements of Code Section 162(m) and that the application of current LTIP award guidelines for other LTIP participants, in combination with the individual maximum award limits described above, will provide appropriate controls of aggregate annual awards under the LTIP.

New Plan Benefits

It is not possible at this time to determine awards that will be made in the event the LTIP (as amended and restated) is approved by stockholders. However, it is anticipated that awards will be similar to those granted under the LTIP in prior years.

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Options Granted to Certain Persons

The aggregate number of shares of Chevron common stock subject to stock options granted to certain persons under the LTIP since its inception is reflected in the table below. Since its inception, no stock option has been granted under the LTIP to any nonemployee Director or nominee for election as a nonemployee Director, or any associate of a nonemployee Director or nominee or executive officer, and no person has been granted 5 percent or more of the total amount of stock options granted under the LTIP.

Name and Position	Options
J.S. Watson Chairman and Chief Executive Officer	2,681,900
P.E. Yarrington Vice President and Chief Financial Officer	959,700
G.L. Kirkland Vice Chairman and Executive Vice President	1,838,800
M.K. Wirth Executive Vice President	1,062,750
R.H. Pate Vice President and General Counsel	352,500
All current executive officers, as a group	8,428,300
All current employees who are not executive officers, as a group	97,734,295

Other Material Features of the LTIP (As Amended And Restated)

The following is a description of the material features of the LTIP not otherwise discussed above. This description is a summary only and does not purport to be complete, and it is subject to, and qualified in its entirety by, the full text of the LTIP, which is incorporated by reference to Appendix B to this Proxy Statement. A copy of the LTIP can also be obtained at no charge upon request from Chevron’s Corporate Secretary and Chief Governance Officer.

Purpose

The purpose of the LTIP is to encourage performance that drives stockholder value over the long-term, give participants a meaningful equity stake in our business, and align stockholder value and Chevron’s long-term, career employment model.

Administration

The LTIP is administered by the Board’s Management Compensation Committee (the Committee). To the extent necessary and desirable, the Committee will be composed entirely of individuals who meet the qualifications referred to Code Section 162(m) and Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Subject to the provisions of the LTIP, the Committee has the authority to, among other things, construe and interpret the LTIP; promulgate, amend, interpret and rescind rules relating to implementation of the LTIP; select which eligible participants shall be granted awards; determine the number of shares or share equivalents subject to awards; determine award price, if any; determine the vesting or duration of awards; determine other terms and conditions of awards; and make all other determinations necessary or advisable for the administration of the LTIP.

Types of Awards

Awards to eligible employees under the LTIP can be in the form of nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, other share-based awards (e.g., performance shares) and nonstock awards. Stock options, performance shares and restricted stock units are the types of awards historically granted most frequently under the LTIP. Participants may elect to defer receipt of awards, other than stock options and stock appreciation rights, subject to the terms of the Chevron Corporation Deferred Compensation Plan for Management Employees II (and any successor plan) and its rules.

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Stock Options

Grants

Only nonstatutory stock options may be granted under the LTIP. Subject to the limitations set forth in the LTIP, the Committee has discretion to determine the number and terms of stock options awarded, including, without limitation, the vesting schedule to be in effect for the stock option and the maximum term for which any stock option is to remain outstanding.

Exercisability and Term

The Committee will determine the time when any stock option becomes exercisable and the maximum term for any stock option, provided, however, that no stock option will be exercisable before the completion of a specified period of continued employment with Chevron or a subsidiary from the date the stock option is granted. No stock option will be exercisable more than 10 years after the date it is granted.

Termination of Employment

Upon cessation of employment, an optionee has a limited period of time in which to exercise outstanding stock options for any shares in which the optionee is vested at that time. This period will be specified by the Committee, need not be uniform among all options issued under the LTIP and may reflect distinctions based on the termination circumstances.

Exercise Price and Payment of Exercise Price

Each stock option will have an exercise price per share equal to the fair market value of a share of common stock on the date of grant. Each stock option may be exercised, in whole or in part, by providing notice of exercise in the manner prescribed by Chevron. Payment shall accompany such notice and may be made in cash or in such other form as approved by the Committee, consistent with applicable laws, regulations and rules.

Assignability and Transferability

A stock option may not be assigned or transferred except as otherwise determined by the Committee or upon the optionee’s death to a designated beneficiary or pursuant to a domestic relations order enforceable under applicable law.

Stock Appreciation Rights

Grants

In connection with the grant of any stock option under the LTIP, the Committee may also grant a stock appreciation right (SAR). A SAR gives a participant the right to surrender all or a part of the unexercised portion of a stock option, exercise the SAR, and obtain payment of an amount equal to (or less than, if the Committee so determines at the time of grant) the difference between the aggregate exercise price of the shares subject to the stock option and the market price of the shares on the date the stock option is surrendered.

The Committee may also grant SARs not in connection with the grant of a stock option. The value of the stand-alone SAR is the difference between the grant date price subject to the SAR and the market price of Chevron common stock on the date the SAR is exercised.

Exercisability and Term

A SAR may be exercised only during the time specified by the Committee at the time the SAR is granted. When the SAR granted in connection with a stock option is exercised, the underlying stock option will be deemed to have been exercised. No SAR will be exercisable more than 10 years after the date it is granted.

Exercise Price and Payment of Exercise Price

Each SAR will have an exercise price per share equal to the fair market value of a share of common stock on the date of grant. The payment of a SAR may be made in shares of common stock or in cash or partly in cash and partly in shares, as determined by the Committee.

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Restricted Stock

Grants

The Committee may make restricted stock awards to eligible employees and has complete discretion to determine the number of shares subject to and the terms of such awards. The Committee may condition the grant of a restricted stock award upon the attainment of specified performance goals (described above). Restricted stock may be granted alone or in combination with other awards under the LTIP.

Restriction Period

The period of time commencing with the date of the award of restricted stock and ending with the date on which all shares of restricted stock in such award either vest or are forfeited is known as the restriction period. Except with respect to a sum of restricted stock or restricted stock unit awards counted against the shares authorized for issuance up to a maximum of five percent of the total shares authorized for issuance pursuant to awards under the LTIP, the restriction period on any awards of restricted stock may not lapse more rapidly than pro rata on an annual basis over a three-year period. Any awards of restricted stock that vest upon the attainment of performance goals will provide for a performance period of at least 12 months.

Stockholder Rights

Holders of restricted stock awards will have the same voting, dividend and other rights as Chevron’s other stockholders.

Assignability and Transferability

A restricted stock award may not be assigned or transferred except as otherwise determined by the Committee or upon the recipient’s death to a designated beneficiary or pursuant to a domestic relations order enforceable under applicable law.

Performance Shares, Restricted Stock Units and Other Share-Based Awards

Grants

The Committee may make awards of performance shares, restricted stock units and other share-based awards and has discretion to determine the number of shares subject to and the terms of such awards. At the time of grant, the Committee will determine the number of shares covered by the award, the restriction or performance period, and the performance goal or goals to be achieved, if any. The Committee may condition the grant of performance shares, restricted stock units and other share-based awards upon the attainment of specified performance goals (as described above). Awards of performance shares, restricted stock units and other share-based awards may be granted alone or in combination with other awards under the LTIP.

Assignability and Transferability

An award of performance shares, restricted stock units and other share-based awards may not be assigned or transferred except as otherwise determined by the Committee or upon the recipient’s death to a designated beneficiary or pursuant to a domestic relations order enforceable under applicable law.

Other LTIP Provisions

Change-in-Control

Within 30 days following a “change-in-control,” as defined in the LTIP, the Committee will appoint an independent organization that shall thereafter administer the LTIP. Pursuant to Article VI of Chevron’s By-Laws (“Change in Control Benefit Protection”), in the event of a change in control, Chevron shall cause any surviving corporation (or any other successor to Chevron’s business and assets) to assume any outstanding and unvested obligations under the LTIP and make effective provision for such awards.

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Changes in Capitalization

In the event any change is made to the outstanding shares of common stock by reason of any stock dividend, stock split, or other subdivision or combination of shares, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the LTIP, (ii) the maximum number of securities that may be granted to an individual in a calendar year, and (iii) the number and/or class of securities and exercise price (if applicable) for which awards are outstanding under the LTIP.

Amendment and Termination

The Board may amend or terminate the LTIP at any time, provided, however, that unless the Board specifically determines otherwise, any revision or amendment that would cause the LTIP to fail to comply with any requirement of applicable law or regulation if such amendment were not approved by the stockholders will not be effective unless and until approval of the stockholders is obtained. Rights under any award granted before amendment of the LTIP cannot be impaired without the consent of the affected participant.

Federal Income Tax Consequences

The following is only a brief summary of the effect of U.S. federal income taxation on the recipient of an award and on Chevron and does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside.

Stock Options and Stock Appreciation Rights

Only nonstatutory stock options may be granted under the LTIP. Generally, no taxable income is recognized by an optionee upon the grant of a nonstatutory option, nor will Chevron (and/or its subsidiaries) be entitled to a deduction at that time. The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the option shares on the exercise date over the exercise price paid. The ordinary income from the option exercises will be subject to employment tax withholding, and no distribution will be made to the optionee until the withholding requirements are satisfied. Chevron (and/or its subsidiaries) will be entitled to an income tax deduction in the year of exercise equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. The taxation principles for stock appreciation rights granted in conjunction with stock options are analogous to those for the associated stock options.

Restricted Stock Awards

Generally, the grantee of a restricted stock award will not be deemed to have received any income subject to tax at the time of grant, nor will Chevron (and/or its subsidiaries) be entitled to a tax deduction at that time. The grantee, however, may elect under Section 83(b) of the Internal Revenue Code (Code Section 83(b)) to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If such an election is made under Code Section 83(b), Chevron (and/or its subsidiaries) will be entitled to a deduction at the time equal to the amount of the ordinary income recognized by the grantee, subject to any limitations under Code Section 162(m). If the grantee does not make such an election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee. At that time, Chevron (and/or its subsidiaries) will be entitled to a deduction equal to the amount of the ordinary income recognized by the grantee. Compensation income from the restricted stock award will be subject to employment tax withholdings.

Performance Shares, Restricted Stock Units and Other Share-Based Awards

A participant will not be deemed to have received any income subject to federal income tax at the time of grant of performance shares, restricted stock units or other share-based awards, nor will Chevron (and/or its subsidiaries) be entitled to a deduction at that time. When shares or cash subject to performance shares or other share-based awards are issued and/or paid, the participant will be deemed to have received an amount of ordinary income equal to the amount of cash and/or the fair market value of the shares received. Chevron (and/or its subsidiaries) will be allowed a deduction in an amount equal to the ordinary income that the participant has been paid, subject to any limitations under Code Section 162(m). Compensation income from the performance shares, restricted stock units or other share-based awards will be subject to employment tax withholdings.

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Deductibility of Executive Compensation

Subject to the approval of stockholders of the material terms of the performance goals set forth above, Chevron anticipates that any compensation paid by it to Chevron’s CEO and the next three highest compensated officers (other than the Chief Financial Officer), other than awards of restricted stock units or restricted stock that vest solely based on the passage of time, may be eligible to qualify as performance-based compensation for purposes of Code Section 162(m) and may not have to be taken into account for purposes of its $1,000,000 limitation per such covered individual on the deductibility of the compensation paid. Accordingly, compensation paid under the LTIP pursuant to awards granted to such covered individuals that otherwise qualifies as performance-based compensation may remain deductible by Chevron (and/or its subsidiaries) without limitation under Code Section 162(m).

Vote Required

This proposal is approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal. If you are a street name stockholder and do not vote your shares, your bank, broker or other holder of record cannot vote your shares at its discretion on this proposal.

Your Board’s Recommendation

Your Board unanimously recommends that you vote FOR the approval of the amendment and restatement of the Long-Term Incentive Plan of Chevron Corporation (LTIP) to (i) increase by 100,000,000 the number of shares of Chevron common stock authorized for issuance pursuant to awards under the LTIP; (ii) extend the term of the LTIP until 2023; and (iii) make other technical and nonmaterial revisions to the LTIP. A vote FOR this proposal will also constitute approval of the material terms of the performance goals set forth in the LTIP for purposes of Code Section 162(m).

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Stockholder Proposals

2013 Qualifying Stockholder Proposals

Your Board welcomes dialogue on the topics presented in the stockholder proposals on the following pages. Chevron is continually striving to communicate proactively and transparently on these and other issues of interest to the Company and its stockholders. Some of the following stockholder proposals may contain assertions about Chevron that we believe are incorrect. Your Board has not attempted to refute all such assertions. We have not corrected any errors in the stockholder proposals. However, your Board has considered each proposal and recommended a vote based on the specific reasons set forth in each Board response.

We received a number of proposals requesting specific reports. As a general principle, your Board opposes developing specially requested reports because producing them is a poor use of Chevron’s resources when the issues are addressed sufficiently through existing communication vehicles. Moreover, your Board believes that stockholders benefit from reading about these issues in the context of Chevron’s other activities rather than in isolation. Many of the issues included in the following stockholder proposals are discussed in Chevron’s Corporate Responsibility Report, our Annual Report and this Proxy Statement. Additional information on Chevron’s corporate governance and corporate social responsibility philosophies and initiatives is available on our website at www.chevron.com.

Your Board urges stockholders to read this Proxy Statement, the Annual Report and the Corporate Responsibility Report as well as the other information presented on the Chevron website.

Vote Required

Stockholder proposals are approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on these proposals (whether by abstention or otherwise) will have no impact on these proposals. If you are a street name stockholder and do not vote your shares, your bank, broker or other holder of record cannot vote your shares at its discretion on these proposals.

Your Board’s Recommendation

Your Board unanimously recommends that you vote AGAINST each of the stockholder proposals on the following pages.

Submission of Stockholder Proposals for 2014 Annual Meeting

If a stockholder wishes to present a proposal for action at the 2014 Annual Meeting, the proponent and the proposal must comply with the proxy proposal submission rules of the U.S. Securities and Exchange Commission. Proposals must be received by the Corporate Secretary and Chief Governance Officer no later than December 12, 2013. Proposals received after that date will not be included in the Proxy Statement or acted upon at the 2014 Annual Meeting. We urge stockholders to submit proposals by overnight mail addressed to Chevron Corporation, Attn: Corporate Secretary and Chief Governance Officer, 6001 Bollinger Canyon Road, San Ramon, CA, 94583-2324 or by email to corpgov@chevron.com.

We will provide the name, address and share ownership of the stockholder submitting a qualifying proposal upon a stockholder’s request.

Article VII of Chevron’s Restated Certificate of Incorporation precludes taking actions on any proposals or other items of business that have not been included in the Notice of 2014 Annual Meeting of Stockholders and Proxy Statement delivered in advance of the 2014 Annual Meeting, unless the Board decides to waive this restriction.

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Statement Regarding Ecuador Litigation

Some of this year’s stockholder proposals refer to the Ecuador litigation involving the Company. Your Board will address each of these proposals individually, but believes stockholders will benefit from a general statement about the handling of the Ecuador litigation and its relation to stockholder proposals.

Your Board believes that the Ecuador litigation and related actions against Chevron are a fraudulent and extortionate scheme. Protecting Chevron’s reputation and its stockholders’ interests requires the Company to defend itself. Stockholders should be aware that several assertions or suggestions with respect to Ecuador made in support of the stockholder proposals are misleading or contrary to the facts. For example, in your Board’s view, the suggestion that court proceedings have endorsed the Ecuador plaintiffs’ position mischaracterizes the record, and the suggestion that the Ecuador litigation provides a reason for changes to the Company’s governance is misplaced.

Stockholders should be aware that a number of U.S. court proceedings initiated by Chevron have produced significant evidence and findings of fraud, collusion, corruption and other misconduct on the part of those pressing the plaintiffs’ case. See, for example, Chevron Corp. v. Champ (W.D.N.C. Aug. 30, 2010) (“While this court is unfamiliar with the practices of the Ecuadorian judicial system, the court must believe that the concept of fraud is universal, and that what has blatantly occurred in this matter would in fact be considered fraud by any court. If such conduct does not amount to fraud in a particular country, then that country has larger problems than an oil spill.”). We believe that the plaintiffs cannot refute the evidence that they clandestinely ghostwrote the expert report underlying the Ecuadorian judgment. Moreover, the U.S. District Court for the Southern District of New York has recently found that “[t]his uncontradicted evidence demonstrates that the report and subsequent responses filed in [the expert’s] name were tainted by fraud.” In re Chevron (S.D.N.Y. July 31, 2012). Compelling evidence likewise indicates that the plaintiffs participated in ghostwriting the Ecuador court judgment itself. See, for example, In re Chevron Corp. (S.D. Fla. June 12, 2012) (“[M]ounds of evidence... suggest[ ] that the judgment [obtained in Ecuador was]... ghostwritten [and includes] verbatim passages that were taken from various pieces of the [plaintiffs’] lawyers’ internal, unfiled, work product.”).

Your Board carefully reviews the status and conduct of the Ecuador litigation on an ongoing basis. We expect Chevron’s management to defend the Company vigorously in this matter because we believe that the Ecuador court’s judgment against the Company is illegitimate and the product of fraud on the part of the plaintiffs’ lawyers and some members of the Ecuador judiciary. This is why the Company has filed fraud and racketeering claims against the plaintiffs’ lawyers and other parties in federal court in New York. The Company has repeatedly stated that it would welcome constructive discussions about this litigation with the government of Ecuador, the only party that can move this matter toward a cooperative resolution by living up to its obligations under the settlement agreement entered into when Texaco Petroleum completed its share of environmental remediation in Ecuador during the 1990s.

Your Board believes that Chevron has an obligation to defend itself against meritless claims that can compromise stockholder value. It is the clearly stated intent of the Ecuador plaintiffs and their allies to harm the Company and the value of stockholders’ shares in order to pressure the Company to settle the litigation. We do not believe that the interests of the vast majority of the Company’s stockholders are well served when a small group of stockholders (or nonstockholders working through their stockholder allies) attempt to pressure the Company into settling litigation or paying judgments that are the product of fraud and bribery.

For these reasons, and given the significant interest in these matters, Chevron strives to be transparent in communicating to its stockholders and the public its views on the Ecuador and related litigation and the conduct of the plaintiffs’ lawyers and their supporters. Chevron has provided substantial information on these matters in our required and voluntary disclosures, including Chevron’s quarterly and annual SEC reports and on our website. At www.chevron.com/ecuador, stockholders and the public can find background materials, press releases, media articles, legal filings, scientific reports, videos and other information. We encourage all stockholders to familiarize themselves with these materials.

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Stockholder Proposal Regarding Report on Shale Energy Operations
(Item 5 on the Proxy Card)

Whereas,

Extracting oil and gas from shale formations, enabled by the use of horizontal drilling and hydraulic fracturing technology, has become a highly controversial public policy issue.

Leaks, spills, explosions and adverse community impacts have led to bans and moratoria in the United States and around the globe. These include New York State, the Delaware River Basin, the Province of Quebec (Canada), and France. Bulgaria’s ban has cost Chevron its permit to conduct fracturing operations there.

The Department of Energy secretary’s shale advisory panel recommended in 2011 that companies “adopt a more visible commitment to using quantitative measures as a means of achieving best practice and demonstrating to the public that there is continuous improvement in reducing the environmental impact of shale gas production.” (emphasis in original)

Investors require specific, detailed, and comparable information about how companies are managing the risks and rewards from shale energy operations. The 2011 report, “Extracting the Facts: An Investor Guide to Disclosing Risks from Hydraulic Fracturing Operations” outlines a set of 12 core management goals, best management practices, and key performance indicators. Publicly supported by investors on three continents and various companies and environmental organizations, the guide stresses the importance of companies reporting quantitatively on key performance indicators.

Talisman Energy has published “Shale Operating Principles”, stating “We will measure our progress by setting quantitative performance metrics [and] we will disclose…progress…via publicly available reporting.”

Chevron’s “Operational Excellence Management System” provides a general framework for all company operations but contains no language specific to shale energy operations. Chevron is one of 11 companies which signed onto “Recommended Standards and Practices for Exploration and Production of Natural Gas and Oil From Appalachian Shales.” By their own language, these standards describe what companies “should do” rather than what companies currently do or commit to doing.

Therefore be it resolved,

Shareholders request that the Board of Directors report to shareholders by October 30, 2013, via quantitative indicators, the results of company policies, procedures and practices above and beyond regulatory requirements, to minimize the adverse environmental and community impacts from the company’s shale energy operations. Such a report would be prepared at a reasonable cost and omitting confidential information such as proprietary or legally prejudicial data.

Supporting Statement

Proponents suggest the report include specific data on emission reduction measures taken such as the number or percentage of “green completions” and other low-cost emission reduction measures; systems to track and manage naturally occurring radioactive materials; the extent to which closed-loop systems for management of drilling residuals are used; the numbers of community complaints or grievances and portion open or closed; and quantifying the amounts of water used and the source for shale energy operations by region.

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Your Board unanimously recommends a vote AGAINST this proposal.

Your Board recommends a vote AGAINST this proposal because Chevron has in place well-developed risk management systems and a strong commitment to stakeholder engagement and disclosure that supports our natural gas from shale development efforts and addresses public concerns. Natural gas from shale development activities are regulated and reported at the local, state and federal level, and the production of a special report would be duplicative of the Company’s current extensive reporting.

As part of its broad oversight responsibilities, your Board frequently reviews Chevron’s shale gas development efforts and the risks inherent in this line of business. Your Board understands that communities have concerns surrounding the development of natural gas from shale. For our employees, communities and environment, the only acceptable development is safe, clean and responsible development.

To promote safe and environmentally sound operations wherever we operate, Chevron has in place an Operational Excellence Management System (www.chevron.com/about/operationalexcellence/) that prescribes rigorous assessments, audits and reviews to identify and reduce health, environment and safety risks. As part of this process, the Company has adopted a number of performance objectives that demonstrate commitment to best practice. Chevron’s global practices in natural gas from shale operations are focused on protecting groundwater, managing water use, preserving air quality, improving access to information and engaging the communities where we operate. Some examples include:

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Improving public access to information on natural gas development and supporting disclosure of chemicals used in hydraulic fracturing. Although water and sand constitute more than 99 percent of fracturing fluid, Chevron voluntarily discloses the chemicals used in all of its natural gas from shale operations in the United States at www.FracFocus.org.

•

Designing and maintaining wells to protect groundwater. Our wells in the northeastern United States have up to eight layers of steel casing and cement forming a barrier between the wellbore and surrounding formations. In the Marcellus region, we conduct predrill water tests on water wells within 3,000 feet of the well head, and we conduct well tests over the life of the well to verify long-term integrity.

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Managing wastewater and produced water safely, responsibly and in adherence with the Company’s position statement on freshwater. In its northeastern U.S. operations, the Company has reduced freshwater use and reuses essentially all flowback and produced water. This reduces our freshwater consumption as well as our need for water trucking, transfer and disposal.

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Reducing air emissions from natural gas operations by improving operational efficiencies, participating in voluntary programs to minimize emissions, and working with governments and other stakeholders to develop programs that encourage the reduction of natural gas emissions.

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Engaging and consulting with the communities in which we operate. Chevron recently established Community Advisory Councils and a regularly monitored community hotline so our neighbors in the northeastern United States can voice their concerns.

In addition, Chevron’s Environmental, Social and Health Impact Assessment process requires that for new capital projects, business units evaluate and manage potentially significant environmental, social and health impacts during planning, construction, operation and decommissioning. Chevron also participates in industry groups and constructively engages communities and local, state and national governments to help develop guidelines and recommended practices that ensure responsible natural gas from shale development from all operators. The Company contributed to the work of the U.S. Secretary of Energy Advisory Board and Pennsylvania Governor Tom Corbett’s Marcellus Shale Commission and participated in the Institute for Gas Drilling Excellence for the Marcellus area and the preparation of American Petroleum Institute recommended practice documents.

Finally, Chevron publishes information about how it mitigates regulatory, legal, reputational and financial risks in a number of communications, including our Annual Report, Supplement to the Annual Report, and Forms 10-K and 10-Q. Our Corporate Responsibility Report includes quantitative data on greenhouse gas emissions, air emissions and petroleum spills. This report and others, such as our brochures Natural Gas and the New American Economy and Partnering in the Marcellus, as well as a Fact Sheet on Gas in the Northeastern U.S., are available on our website at www.chevron.com/shale.

Given Chevron’s well-developed risk management systems and its strong commitment to transparency and community engagement, your Board believes that the proposed special report would unnecessarily duplicate existing efforts.

Therefore, your Board unanimously recommends that you vote AGAINST this proposal.

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Stockholder Proposal Regarding Report on Offshore Oil Wells
(Item 6 on the Proxy Card)

Investment Hazards of Offshore Oil Drilling

Whereas, offshore oil wells are an important source of oil,

Whereas, offshore oil wells require exceptional drilling technology,

Whereas, out-of-control offshore oil wells can cause extraordinary economic, environmental and human community disruption,

Whereas, out-of-control offshore oil wells can have devastating impact on corporation stock value, reputation and liabilities of the corporation that owns or is a partner in the well,

Whereas, litigation, reclamation and restitution expenses following an out-of-control offshore oil well can be unpredictable and detrimental to corporation stock value,

Be it Resolved:That the shareholders of Chevron Corporation recommend preparation and delivery to all shareholders a report that includes,

a)

The numbers of all offshore oil wells (exploratory, production and out-of-production) that Chevron Corporation owns or has partnership in

b)

Current and projected expenditures for remedial maintenance and inspection of out-of-production wells

c)

Cost of research to find effective containment and reclamation following marine oil spills.

Supporting Statement

BP’s out-of-control deepwater drilling rig explosion and subsequent oil spill has brought into focus the hazards of offshore oil production. The BP incident resulted in catastrophic loss of share value and distress sale of corporate assets. Chevron Corporation had an oil spill in the Gulf of Mexico in the 1970’s that resulted in massive fines by the U.S. E.P.A. for multiple violations in which blow-out-preventers (storm chokes) were not installed. Shareholders need to know the amount of exceptional risk associated with offshore drilling. Furthermore, shareholders need to know the internal planning response of Chevron Corporation’s management to the BP disaster. Please vote FOR this proposal for needed information regarding the extraordinary risks associated with offshore oil production.

Subsequent to the BP Deep Horizon disaster, Chevron has had offshore well disasters in Brazil and Nigeria. Criminal charges have been filed against Chevron and environmental damages resulted from offshore drilling incidents. Because of the exceptional financial risks of offshore wells the shareholders of Chevron need to know the extent of offshore drilling risks, as called for in our proposal. Please vote FOR the proposal regarding the Investment Hazards of Offshore Oil Drilling.

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Your Board unanimously recommends a vote AGAINST this proposal.

Your Board recommends a vote AGAINST this proposal because the Board does not believe that the proposed report would provide stockholders with any additional meaningful information regarding offshore drilling risk and incident response and is therefore an unproductive use of the Company’s resources. Chevron’s enhanced disclosures concerning its risk management processes already address many of the concerns relating to the risks noted in this proposal.

Offshore drilling is vital to meeting the world’s growing energy demands. In the Gulf of Mexico alone, Chevron and its legacy companies have been exploring for and developing oil and gas resources for more than 75 years. Though offshore drilling presents unique challenges and complexities, it can be done safely, reliably and profitably.

All work done by Chevron is guided by The Chevron Way, which places the highest priority on the health and safety of our workforce and the protection of the environment. Chevron’s Operational Excellence Management System (OEMS), described on Chevron’s website at www.chevron.com/about/operationalexcellence, sets expectations for protecting people and the environment everywhere Chevron operates. Chevron’s OEMS helps the Company identify and manage risk and sets specific expectations for safe work, facility design and construction, emergency management, reliability, and many other areas of operation. Lloyd’s Register Quality Assurance, Inc., (LRQA) has provided assurance that OEMS design meets requirements of ISO 14001 environmental management standard and Occupational Health and Safety Assessment Series (OHSAS) 18001 and that as of 2009 is fully implemented. In 2012, LRQA concluded that Chevron’s OEMS is effectively driving continued improvement.

In offshore drilling, Chevron is committed to safe operations through its well design process. This includes rigorous training—including a comprehensive, five-day global well control training program—and a structured management of change process for any proposed changes in well design or construction. The design and execution of all wells undergoes detailed review and oversight by Company drilling engineers and experienced well site managers. Globally, Chevron has programs to assure that wells that are no longer producing are properly sealed and inspected. In the U.S. Gulf of Mexico, Chevron has a program to proactively plug and abandon such wells and to remove structures that are no longer needed. Chevron has accelerated this program to meet the U.S. government’s new guidance on this subject.

Chevron is also a key member of the two largest global oil spill cooperatives—the Marine Spill Response Corporation and Oil Spill Response. In addition, Chevron actively participates on four joint industry task forces created to identify improvements in the areas of blowout prevention, well intervention, containment and surface oil spill response. Chevron also has collaborated with other energy companies to create the Marine Well Containment Company, in order to significantly enhance the industry’s ability to more quickly respond to loss of well control incidents in the Gulf of Mexico. This rapid response system is capable of capturing and containing 60,000 barrels of oil per day at depths up to 8,000 feet in the event of a potential future underwater well blowout in the deepwater Gulf of Mexico. An expanded containment system is being engineered for use in deepwater depths up to 10,000 feet and will have the capacity to contain 100,000 barrels of oil per day. Chevron continues to review our own spill response recovery efforts and is exploring, with industry associations and the U.S. government, new ways to more effectively manage similar events.

Regarding the incidents in Brazil and Nigeria, Chevron has fully investigated these incidents, and as a result of these investigations, and, more broadly, engaging with regulators and industry peers, has implemented changes in processes and operations to address the causes of both incidents and to prevent future incidents. We are confident that these changes significantly reduce the potential for future incidents. Chevron remains committed to zero incidents, always.

Your Board believes that it has fully addressed the spirit of the concerns raised in this proposal through recent disclosures. A special report aimed narrowly at information concerning the number of Chevron’s offshore wells and certain related costs would not be productive or provide stockholders with any additional meaningful information regarding offshore drilling risk and incident response.

Therefore, your Board unanimously recommends that you vote AGAINST this proposal.

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Stockholder Proposal Regarding Report on Climate Risk
(Item 7 on the Proxy Card)

WHEREAS our company’s website says that:

•

The appetite for oil and other energy sources is growing dramatically, with worldwide energy consumption projected to increase by 36 percent by 2035.

•

The growing demand is fueled by a population that is predicted to increase 25 percent in the next 20 years, with most of that growth in countries with emerging economies, such as China and India.

•

Rising energy demand from economic output and improved standards of living will likely put added pressure on energy supplies. For example, in China alone, demand is expected to increase by 75 percent by 2035.

•

Even if the use of renewables triples over the next 25 years, the world is likely still to depend on fossil fuels for at least 50 percent of its energy needs.

WHEREAS increasing burning of fossil fuels creates increasing emissions, which increase atmospheric GHG concentrations which will continue to grow, and will do so more rapidly.

WHEREAS according to the OECD report “Environmental Outlook to 2050: The Consequences of Inaction”: “without more ambitious policies, the Baseline projects that atmospheric concentrations of GHG would reach almost 685 parts per million (ppm) CO2-equivalents by 2050. This is well above the concentration level of 450 ppm required to have at least a 50% chance of stabilizing the climate at a 2-degree Celsius (2oC) global average temperature increase.”

WHEREAS according to the 2012 Special Report of the International Panel on Climate Change (IPCC) “Managing The Risks Of Extreme Events And Disasters To Advance Climate Change Adaptation”: “The character and severity of impacts from climate extremes depend not only on the extremes themselves but also on exposure and vulnerability... Disaster risk management and adaptation to climate change focus on reducing exposure and vulnerability and increasing resilience to the potential adverse impacts of climate extremes, even though risks cannot fully be eliminated.”

WHEREAS over the next 25 years our company could face increasing exposure to the impacts of climate change:

•

Rising sea levels, storm surge and increased severity of hurricanes could impact shoreline facilities, off shore drilling facilities, and sea transport of oil.

•

Increasing temperatures could melt permafrost impacting the stability of oil pipelines and other Arctic drilling and transport operations.

•

Changes in temperature and rain patterns could disrupt agriculture and living conditions that could lead to political unrest in areas where our company has facilities.

RESOLVED: Chevron shareholders request that a committee of independent members of the Board of Directors review the exposure and vulnerability of our company’s facilities and operations to climate risk and issue a report to shareholders (at a reasonable cost and omitting proprietary information) that reviews and estimates the costs of the disaster risk management and adaptation steps the company is taking, and plans to take, to reduce exposure and vulnerability to climate change and to increase resilience to the potential adverse impacts of climate extremes.

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Your Board unanimously recommends a vote AGAINST this proposal.

Your Board recommends a vote AGAINST this proposal because the Company manages climate-related risks to facilities and operations through existing risk management, capital project and Operational Excellence Management Systems.

Chevron’s Enterprise Risk Management Process provides corporation oversight for identifying all major risks and ensuring mitigation plans are in place. The process includes an annual risk review with executive management and the Board of Directors that identifies financial, operational, economic, environmental and other risks inherent in the Company’s business.

Planning, designing, constructing and operating resilient systems and facilities is an integral part of Chevron’s Project Development and Execution Process as well as our Operational Excellence Management System. Capital investment reviews and decisions involve uncertainty analysis, which incorporates potential ranges of storm severity and frequency, air and water temperature, precipitation, fresh water access and wind speed, among other things. For facilities near the coast or offshore, our designs typically account for sea level rise anticipated by the most current U.N. Intergovernmental Panel for Climate Change during the lifetime of the facility. Lloyd’s Register Quality Assurance, Inc., has provided assurance that Chevron’s Operational Excellence Management System design meets requirements of ISO 14001 environmental management standard and Occupational Health and Safety Assessment Series 18001.

Climate-related risks to Chevron’s facilities and operations are managed through our existing comprehensive risk management, capital project and Operational Excellence Management Systems, recognizing the state of science in regional climate modeling.

Therefore, your Board unanimously recommends that you vote AGAINST this proposal.

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Stockholder Proposal Regarding Lobbying Disclosure
(Item 8 on the Proxy Card)

WHEREAS, corporate lobbying exposes our company to risks that could affect the company’s stated goals, objectives, and ultimately shareholder value, and

WHEREAS, we rely on the information provided by our company to evaluate goals and objectives, and we, therefore, have a strong interest in full disclosure of our company’s lobbying to assess whether our company’s lobbying is consistent with its expressed goals and in the best interests of shareholders and long-term value;

RESOLVED, the shareholders of Chevron Corp. (“Chevron”) request that the Board authorize the preparation of a report, updated annually, disclosing:

1.

Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.

Payments by Chevron used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.

Chevron’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.

Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Chevron is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on the company’s website.

Supporting Statement

As shareholders, we encourage transparency and accountability in the use of staff time and corporate funds to influence legislation and regulation. Chevron has drawn negative attention for lobbying on environmental issues in Ecuador (“Chevron’s lobbying campaign backfires,” Politico, November 16, 2009). Chevron was noted as one of three companies that in combination donated more than $8 million to a Chamber of Commerce foundation critical of federal regulation and spending (“Top Corporations Aid U.S. Chamber of Commerce Campaign,” New York Times, October 21, 2010). The Chamber is characterized as “by far the most muscular business lobby group in Washington” (“Chamber of Secrets,” Economist, April 21, 2012) and has spent over $300 million on lobbying since 2010. Chevron does not disclose its memberships in, or payments to, trade associations, or the portions of such amounts used for lobbying.

Chevron spent approximately $22.6 million in 2010 and 2011 on direct federal lobbying activities (opensecrets.org). These figures do not include lobbying expenditures to influence legislation in states. Chevron does not disclose membership in or contributions to tax-exempt organizations that write and endorse model legislation, such as membership in and contributions to the American Legislative Exchange Council (“Corporations’ ties to voter ID laws,” San Francisco Chronicle, August 26, 2012).

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Your Board unanimously recommends a vote AGAINST this proposal.

Your Board recommends a vote AGAINST this proposal because it does not believe that a special report beyond Chevron’s current voluntary and mandatory disclosures is either necessary or an efficient use of Company resources. As described below, Chevron already makes available to its stockholders and the public information concerning its political activities.

Energy—its production, development, deployment and consumption—is one of the most important public policy issues today, both domestically and internationally. Public policy decisions in this and related areas can significantly affect Chevron’s operations, strategy and stockholder value. Accordingly, Chevron exercises its fundamental right and responsibility to participate in the political process. To further the interests of the Company and its stockholders, Chevron ethically and constructively advocates positions on proposed policies that will affect the Company’s ability to realize strong financial returns while meeting the world’s growing demand for energy. Chevron is committed to adhering to the highest ethical standards in engaging in any political activities and to complying with the letter and spirit of all laws and regulations governing lobbying activities and disclosure. Your Board is confident that the Company’s political activities are aligned with its stockholders’ long-term interests.

Every political contribution Chevron makes is subject to a thorough review process, as described on Chevron’s website at www.chevron.com/investors/corporategovernance/politicalcontributions/. All corporate political contributions are centrally controlled, budgeted and reviewed for compliance with law. The Public Policy Committee of the Board annually reviews the policies and procedures and expenditures for the Corporation’s political activities, including political contributions and direct and indirect lobbying. Once each contribution has been made, it is reported as required by law in the applicable jurisdiction where the contribution is made.

Chevron agrees with the proponent that transparency and accountability are important aspects of corporate political activity. That is why Chevron extensively discloses the nature of its activities.

•

Chevron voluntarily discloses an itemized annual list of corporate political contributions (www.chevron.com/investors/corporategovernance/politicalcontributions/), as well as information regarding its political contributions philosophy and its oversight mechanism for political contributions (www.chevron.com/globalissues/businessethics/). This level of disclosure is above and beyond that which is required by law. Indeed, Chevron has been recognized by the Center for Political Accountability for its corporate political disclosure.

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Chevron files federal lobbying reports quarterly with the Office of the Clerk of the U.S. House of Representatives and the Secretary of the U.S. Senate. These reports are publicly available at http://lobbyingdisclosure.house.gov/ and disclose total corporate expenditures related to lobbying and issues lobbied. The Company’s lobbying activities in the United States are strictly regulated by federal, state and local lobbying laws. Each governing jurisdiction determines its own regulation regarding lobbying compliance and also establishes the policies and guidelines associated with reporting and disclosure. It is the policy of Chevron to fully comply with the letter and spirit of each of these laws.

•

As of September 2012, Chevron was one of 70 companies in the S&P 200 that disclosed any information regarding indirect spending through trade associations. Chevron’s itemized annual list of corporate political contributions includes all candidates, organizations, committees and ballot measures that received contributions designated specifically for political involvement (www.politicalaccountability.net/index.php?ht=a/GetDocumentAction/i/6903).

We encourage stockholders to review these materials and judge for themselves whether Chevron’s efforts and their interests are aligned.

Given the current extensive disclosure described above, we believe the preparation and publication of the report called for in this proposal is unnecessary.

Therefore, your Board unanimously recommends that you vote AGAINST this proposal.

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Stockholder Proposal Regarding Cessation of the Use of Corporate Funds For Political Purposes
(Item 9 on the Proxy Card)

WHEREAS: Political spending and corporate money in politics is a highly contentious issue, made more prominent in light of the 2010 Citizens United Supreme Court case which enabled companies to make unlimited independent political expenditures. 2012 was the most expensive election year in history, with U.S. corporations financing roughly one third of the total expenditures.

Recent polls highlight the public’s disapproval. In a June 2010 Harris poll, 85% of voters said that corporations “have too much influence over the political system today…”. In February 2010, an ABC News/Washington Post poll found that 80% opposed Citizens United, and 72% were in favor of reinstating limits.

Corporate political contributions can backfire on a corporation’s reputation and bottom line. In a Harris Poll released in October 2010, a sizable portion (46%) of respondents indicated that if there were options, they would shop elsewhere if they learned that a business they patronized had contributed to a candidate or a cause that they oppose. In 2010, Target Corporation was subjected to consumer boycotts, and protests for its support of a controversial candidate.

Chevron was the focus of major media stories in the days leading up to the 2012 elections for its $2.5 million contribution to the Congressional Leadership Fund – the single largest corporate donation to a SuperPAC.

Several academic studies suggest campaign contributions represent a diversion of resources that may stunt the long-term growth of the company. A 2012 study from Rice University found that “firms’ political investments are negatively associated with market performance” in an investigation of 943 S&P 1500 firms between 1998 and 2008. A 2012 University of Minnesota study found that companies contributing to political action committees and other outside political groups between 1991 and 2004 grew more slowly than other firms, invested less and spent less on R&D, and were linked to poor corporate governance.”

A growing number of companies including IBM, Colgate Palmolive, and Wells Fargo have discontinued political spending either directly or through third parties.

Given the risks and potential negative impact on shareholder value, the proponents believe Chevron should adopt a policy to refrain from using treasury funds in the political process.

RESOLVED: The shareholders request that the board of directors adopt a policy to refrain from using corporate funds to influence any political election.

Supporting Statement

“Using corporate funds to influence any political election” for purposes of this proposal, includes any direct or indirect contribution using corporate funds that is intended to influence the outcome of an election or referendum. This also includes expenditures for electioneering communications on printed, internet or broadcast communications, which are reasonably susceptible to interpretation as in support or opposition of a specific candidate. The policy should include measures to prevent trade associations or non-profit corporations from channeling our company’s contributions or membership dues to influence the outcome of any election or referendum.

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Your Board unanimously recommends a vote AGAINST this proposal.

Your Board recommends a vote AGAINST this proposal because Chevron’s participation in the political process is an important means of protecting the interests of the Company and its stockholders. Moreover, a fixed policy barring the Company from participating in the political process would undermine the Board’s flexibility to exercise its business judgment in a manner that it reasonably believes is in Chevron’s best interests.

Energy—its production, development, deployment and consumption—is one of the most important public policy issues today, both domestically and internationally. Public policy decisions in this and related areas can significantly affect Chevron’s operations, strategy and stockholder value. Accordingly, Chevron exercises its fundamental right and responsibility to participate in the political process. In doing so, Chevron’s employees and consultants work ethically and constructively to provide input on proposed laws and regulations and to share our views in debates on important public policy issues that could impact the Company’s business. Participation in the political process may include making prudent and legal political contributions to support candidates or organizations that share Chevron’s interest in advancing economic growth, producing affordable and secure energy supplies, and establishing fair tax policy. Your Board is confident that the Company’s political activities are aligned with its stockholders’ long-term interests.

Every political contribution Chevron makes is subject to a thorough review process, as described on Chevron’s website at www.chevron.com/investors/corporategovernance/politicalcontributions/. All corporate political contributions are centrally controlled, are budgeted, and reviewed for compliance with law. The Public Policy Committee of the Board annually reviews the policies and procedures and expenditures for the Corporation’s political activities, including political contributions and direct and indirect lobbying. Once each contribution has been made, it is reported as required by law in the applicable jurisdiction where the contribution is made. Chevron annually discloses a list of its political contributions made in the prior year on its website noted above, a practice for which it has been recognized by the Center for Political Accountability.

Your Board also opposes this proposal because it believes a fixed policy barring the Company from legally participating in the political process would undermine Chevron’s voice and position within the energy industry. Many of Chevron’s peers in the energy industry also legally participate in the political process. A stockholder proposal targeted at one company within an industry rather than a more comprehensive solution applicable to all companies within the industry would result in an uneven and disadvantageous playing field. This proposal would also disadvantage Chevron relative to those expressing contrary views on the issues affecting the Company and its stockholders.

Finally, your Board opposes this proposal because it would undermine the Board’s ability to exercise its business judgment in a manner that it reasonably believes is in Chevron’s best interests. Stockholders elect Directors to represent stockholder interests. Directors do so through thoughtful decision-making and oversight. When stockholders vote in favor of adopting fixed policies, such as that proposed here, stockholders may simultaneously subvert the role of the Board and harm their own interests.

Your Board believes that, given robust internal approval processes and the important role of Chevron’s political participation toward effective and responsible energy policy, the adoption of this proposal is imprudent and contrary to stockholders’ interests.

Therefore, your Board unanimously recommends that you vote AGAINST this proposal.

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Stockholder Proposal Regarding Cumulative Voting
(Item 10 on the Proxy Card)

RESOLVED: Cumulative Voting. Shareholders recommend that our Board take the steps necessary to adopt cumulative voting. Cumulative voting means that each shareholder may cast as many votes as equal to number of shares held, multiplied by the number of directors to be elected. A shareholder may cast all such cumulated votes for a single candidate or focus on a few candidates. Under cumulative voting shareholders can withhold votes from poor-performing directors, in case there are any, in order to cast multiple votes for other director candidates. This is an important protection for shareholders.

Supporting Statement

Cumulative voting also allows a significant group of shareholders to elect a director of its choice – safeguarding minority shareholder interests and bringing independent perspectives to Board decisions.

Cumulative voting won 54%-support at Aetna and greater than 51%-support at Alaska Air two-times. It also received greater than 53%-support at General Motors in two annual elections. The Council of Institutional Investors www.cii.org and CalPERS recommended adoption of this proposal topic.

It may be helpful to consider this proposal in the context of our Company’s overall corporate governance as reported in 2012:

GMI/The Corporate Library, an independent investment research firm, downgraded our company to “D” with “High Governance Risk.” Also “Very High Concern” in Executive Pay - $24 million for John Watson – a whopping 52% increase that included a $6 million pension increase.

Mr. Watson was given a $4 million annual cash bonus that was subjectively determined. A subjective bonus undermines pay-for-performance. Pay for performance should be one of the most important requirements for our management. Our management had long-term incentive pay where 60% consisted of stock options that simply vested over time without job performance requirements. Equity pay given as a long-term incentive should include job performance requirements and market-priced stock options may pay off due to a rising market alone, regardless of an executive’s job performance. Our highest paid executives were also eligible for performance shares that paid out 50% of the target even if our company ranked a dismal second-to-last compared to industry peers.

Meanwhile Robert Denham was on our executive pay committee and was our leading director in getting negative votes – double digits. As a comparison 4 of our directors each showed that they could keep their negative votes below 1%. Mr. Denham was also our Lead Director in another sense and was on our nomination committee. Carl Ware chaired our executive pay committee and had 11 years long-tenure. Director independence erodes after 10-years. GMI said long-tenure could hinder director ability to provide effective oversight. A more independent perspective would be a priceless asset for our executive pay committee chairman.

Ronald Sugar, Enrique Hernandez and John Stumpf (Wells Fargo CEO) were our entire audit committee and each worked on the boards of 3 or 4 large companies which could mean that they were overboarded or over-extended.

Please vote to protect shareholder value: Cumulative Voting - Item 10

CHEVRON CORPORATION – 2013 Proxy Statement   82

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Your Board unanimously recommends a vote AGAINST this proposal.

Your Board recommends a vote AGAINST this proposal because cumulative voting allows stockholders with a small percentage of stock to have a disproportionate influence on the election of Directors. Chevron’s current one vote per share per Director-nominee system better promotes the interests of all Chevron stockholders.

Cumulative voting increases a stockholder’s voting power by granting the stockholder votes equal to the number of shares owned multiplied by the number of directorships subject to election. Stockholders may then cast the aggregate votes in favor of just one candidate or disperse the aggregate votes among any number of candidates. The effect of this is to give stockholders, particularly stockholders owning a relatively small number of shares, an influence on director elections that is disproportionate to their stock ownership. For this reason, and others, fewer than 5 percent of companies in the S&P 500 have adopted cumulative voting.

In contested elections where directors are elected by only a plurality vote, cumulative voting can facilitate the election of special interest directors. Because stockholders owning a relatively small number of shares can have an outsized influence on elections, they can more easily elect directors that are potentially beholden to the interests of a small group of stockholders with a particular agenda or special interests. Your Board believes that directors should be elected by and accountable to all of Chevron’s stockholders, not special interests. This position is most consistent with a director’s fiduciary duties owed to stockholders. A director elected by a small and narrowly-interested group could face a conflict between fiduciary duties owed to stockholders as a whole and allegiance to the particular group that influenced the election.

Chevron also maintains strong corporate governance practices that provide stockholders with a meaningful voice in the selection of the Directors who represent and are accountable to them, including: annual election of Directors; majority vote in uncontested elections; annual election of the Chairman by the Board; a strong Lead Independent Director; publicly available Board membership criteria; a supermajority of independent Directors; executive sessions for independent Directors; and independent Director access to senior management. In addition, our stockholders have the right to call for special meetings. Finally, 95 percent of our stockholders supported the Board’s say-on-pay proposal in 2012, indicating broad support for our compensation policies and practice.

Currently, in both uncontested and contested elections, each share of Chevron common stock is entitled to one vote for each Director-nominee. In uncontested elections, Directors are elected if they receive a majority of votes cast, and in contested elections, they are elected if they receive a plurality of votes cast. Your Board believes that this voting system is the most fair and most likely to produce an effective Board that will represent the interests of all of Chevron’s stockholders.

Therefore, your Board unanimously recommends that you vote AGAINST this proposal.

CHEVRON CORPORATION – 2013 Proxy Statement   83

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Stockholder Proposal Regarding Special Meetings
(Item 11 on the Proxy Card)

RESOLVED: Shareowners ask the Board of Directors to take the steps necessary (to the fullest extent permitted by law) unilaterally to amend Company bylaws and appropriate governing documents to give holders of 10% of outstanding common stock (or the lowest percentage permitted by law above 10%) the power to call a special shareowners meeting.

To the fullest extent permitted by law, such bylaw text regarding calling a special meeting will not contain any exception or exclusion conditions that apply only to shareowners but not to management or the Board.

Special meetings allow shareowners to consider important matters which may arise between annual meetings. This proposal does not impact the Board’s current power to call a special meeting.

This proposal garnered 30.8% support last year, and concerns have risen since then.

Supporting Statement

As long-term shareholders of Chevron, we believe that management has mishandled several issues in ways that may result in liability.

When Chevron acquired Texaco in 2001, it acquired significant legal, financial, and reputational liabilities. This became obvious in February 2011 when – after nearly 18 years of litigation over liability for alleged oil contamination resulting from operations by Texaco – an Ecuadorian court found Chevron liable for over $18 billion in compensatory and punitive damages.

In sworn legal statements, Chevron has admitted that the company is at risk of “irreparable injury to [its] business reputation and business relationships” from potential enforcement of the Ecuadorian court judgment; however, the company has failed to characterize these risks in its public filings and statements to shareholders.

Due to pending litigation, Chevron now faces the possibility of being forced to hand over its reported $12 billion in Canadian assets.

A judge in Argentina has frozen Chevron assets in that country until the damages in the Ecuador case are paid in full. The company itself admits, “The judicial embargo compromises Chevron’s capacity to operate and reinvest given that the order affects more than 90% of its income through crude sales.”

In failing to negotiate a reasonable settlement before the Ecuadorian court’s ruling against the Company, it appears that Chevron has displayed poor judgment. That has led shareholders to question whether Chevron’s leadership can properly manage the financial and operational risks it faces.

There may be substantial liabilities in other Chevron operations. In Myanmar, the IMF found that the Myanmar government kept billions of dollars of revenues from its partnership with Chevron from being entered into the national budget. These funds may have landed in private accounts of individuals whom the US Government has in the past suspected of crimes against humanity. Shareholders wonder: has management properly weighed the risks of its partnership with the Myanmar regime?

The current CEO oversaw the Chevron mergers with Texaco in 2001 and Unocal in 2005, and the range of possible liabilities involved has not been adequately disclosed to shareholders.

Chevron shareowners face critical issues. Please vote FOR this common-sense corporate governance reform to allow special meetings as needed.

CHEVRON CORPORATION – 2013 Proxy Statement   84

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Your Board unanimously recommends a vote AGAINST this proposal.

Your Board recommends a vote AGAINST this proposal because Chevron’s By-Laws already permit stockholders owning 15 percent of Chevron’s common stock outstanding to call for special meetings. In 2010, stockholders representing approximately 80 percent of Chevron’s common stock outstanding approved this threshold.

Your Board believes that the proposal’s special meeting threshold of 10 percent is too low. A 15 percent threshold prevents a small group of stockholders from calling time-consuming and expensive special meetings on topics that are not of interest to a majority of stockholders. Preparing for and holding special meetings, like annual meetings, is time-consuming and expensive. By maintaining a 15 percent threshold, Chevron can assure its stockholders that a significant number of stockholders consider a matter important enough to merit a special meeting. This helps avoid a waste of corporate resources in addressing narrow or special interests.

In addition to a lower threshold, the proposal would permit a special meeting without any reasonable limitations. Chevron’s By-Laws currently contain two important exceptions. A special meeting cannot be called if (i) the Board has already called for or will call an annual meeting of stockholders for the same purposes specified in the special meeting request or (ii) an annual or special meeting was held not more than 12 months before the request for a special meeting was received and included the purpose specified in the special meeting request. Given the time and cost associated with special meetings, your Board believes that these are appropriate and reasonable limitations. Moreover, the issues raised by the proponents in support of this proposal already are consistently discussed at Chevron’s annual meetings.

Stockholders can be assured that their right to be apprised of and vote on significant matters is protected not only by their existing right to call for special meetings and participate in Chevron’s annual meetings, but also by state law and other regulations. Chevron is incorporated in Delaware, which requires that major corporate actions, such as a merger or a sale of all or substantially all of Chevron’s assets, be approved by stockholders. Chevron is also listed on the New York Stock Exchange (NYSE), and the NYSE requires, among other things, that listed companies obtain stockholder approval for equity compensation plans and significant issuances of securities to related parties or when such issuances represent more than 20 percent of an issuer’s voting power.

Finally, although the proposal purports to concern itself with special meetings, the supporting statement suggests that the proposal is really a vehicle to discuss the Ecuador litigation and related actions against Chevron and Chevron’s interests in Myanmar. In the case of Ecuador, your Board encourages all stockholders to review the Board’s position on these matters by reading the Board’s “Statement Regarding Ecuador Litigation” on page 71 of this Proxy Statement. In the case of Myanmar, the U.S. government recently announced that it would begin the process of restoring diplomatic relations. More information on Chevron’s involvement in Myanmar can be found on Chevron’s website at www.chevron.com/globalissues/humanrights/myanmar/ and in your Board’s response to the stockholder proposal regarding Country Selection Guidelines, Item 13 in this Proxy Statement.

Your Board believes that the 2010 stockholder vote to establish a 15 percent threshold for special meetings should be respected. The By-Law then approved by stockholders responds to the essence of the proposal.

Therefore, your Board unanimously recommends that you vote AGAINST this proposal.

CHEVRON CORPORATION – 2013 Proxy Statement   85

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Stockholder Proposal Regarding Independent Director With Environmental Expertise
(Item 12 on the Proxy Card)

Environmental expertise is critical to the success of companies in the energy industry because of the significant environmental issues associated with their operations. Shareholders, lenders, host country governments and regulators, and affected communities are focused on these impacts. A company’s inability to demonstrate that its environmental policies and practices are in line with internationally accepted standards can lead to difficulties in raising new capital and obtaining the necessary licenses from regulators.

Chevron has repeatedly been cited for allegedly harmful environmental practices:

•

In February 2011, an Ecuadorian court judgment found Chevron liable for $8.6 billion arising from widespread contamination of Amazonian land and water resources by Texaco between 1964 and 1992.

•

A serious spill off the coast of Brazil caused the Brazilian government to suspend Chevron’s off-shore oil exploration in November 2011. In 2012, Chevron and Transocean Ltd. were charged by federal prosecutors in Brazil with $19.7 billion in civil and criminal damages arising from oil spills off the Brazilian coast in 2011 and 2012.

•

Chevron is accused of polluting land and water resources by its Niger Delta operations, and damaging the local fishing economy. These practices have fueled civil unrest, protests, and related lawsuits.

•

Chevron faces allegations of environmental and health damages to local communities from its operations in Kazakhstan. In 2007, a consortium in which Chevron has a 50% interest was fined approximately $609 million for illegally storing sulphur.

We believe that these controversies have the potential to damage shareholder value and that the company must respond to environmental challenges in an effective, strategic and transparent manner in order to restore trust and minimize the adverse impact of its operations.

We believe that Chevron would benefit by addressing the environmental impact of its business at the most strategic level by appointing a specialist to the board. An authoritative figure with acknowledged environmental expertise and standing could perform a valuable role for the company by enabling Chevron to more effectively address the environmental issues inherent in its business. It would also help ensure that the highest levels of attention focus on the development of environmental standards for new projects. Such a board role would strengthen the company’s ability to demonstrate its seriousness in addressing environmental issues.

THEREFORE, BE IT RESOLVED: Shareholders request that, as elected board directors’ terms of office expire, at least one candidate be recommended who:

•

has a high level of expertise and experience in environmental matters relevant to hydrocarbon exploration and production and is widely recognized in the business and environmental communities as an authority in such field, as reasonably determined by the company’s board, and

•

will qualify, subject to exceptions in extraordinary circumstances explicitly specified by the board, as an independent director under the standards applicable to the company as an NYSE listed company,

in order that the board includes at least one director satisfying the foregoing criteria, which director shall have designated responsibility on the board for environmental matters.

CHEVRON CORPORATION – 2013 Proxy Statement   86

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Your Board unanimously recommends a vote AGAINST this proposal.

Your Board recommends a vote AGAINST this proposal because the Board believes that its current membership criteria adequately recognize the importance of environmental expertise, that Board members should all possess a broad range of skills, qualifications and attributes, and that no Director should have sole designated responsibilities for a specific matter.

Chevron disagrees with the allegations on which the proposal is premised. Chevron is committed to seeing that all projects and products are developed in an environmentally sound manner and that its operations and products continue to reduce their environmental impacts. To ensure our operations are environmentally sound, Chevron has established rigorous standards for protecting the environment everywhere it operates. Chevron’s Operational Excellence Management System (OEMS) and Environmental, Social and Health Impact Assessment process help Chevron to identify, analyze and manage social, environmental, health and safety issues, including environmental stewardship. These are regularly reviewed to ensure compliance with the Company’s rigorous standards and are described in Chevron’s annual Corporate Responsibility Report and on Chevron’s website at www.chevron.com. In addition, the reporting process for Chevron’s environmental metrics disclosed as part of our 2011 Corporate Responsibility Report is subject to assurance by Lloyd’s Register Quality Assurance, Inc. (LRQA). LRQA has provided assurance that OEMS design meets requirements of ISO 14001 environmental management standard and Occupational Health and Safety Assessment Series (OHSAS) 18001 and that as of 2009 is fully implemented. In 2012, LRQA concluded that Chevron’s OEMS is effectively driving continued improvement.

These standards and processes have helped us drive strong environmental performance. For example: we are a leader among our peers in spill prevention; we have reduced flaring and venting in operations by 41 percent over the past ten years; we have an environmental management company dedicated to environmental stewardship of Chevron’s sites of operation, which spends approximately $1 billion annually on environmental matters; and we support biodiversity and protection by sponsoring and supporting numerous flora and fauna conservation projects around the world.

Chevron’s Corporate Governance Guidelines (available at www.chevron.com/investors/corporategovernance/governanceguidelines/) and this Proxy Statement discuss Chevron’s Board membership criteria. In September 2010, your Board revised the “Board Membership Criteria” section to include environmental expertise or experience in the list of skills that are desirable when identifying candidates for the Board. Indeed, your Board includes a number of independent Directors whose professional activities have brought them experience with environmental matters relating to world trade, manufacturing, technology and public policy.

As part of its broad oversight responsibilities, your Board frequently reviews environmental matters and is frequently briefed by professionals whose primary focus is on environmental protection and stewardship in connection with Chevron’s operations and products. Environmental professionals within Chevron have expertise at the facility, strategic business unit and operating company levels, and Chevron routinely accesses external resources to keep apprised of best practices and technology advances.

This proposal would assign one Director with the designated responsibility on the Board for environmental matters. Your Board believes that having a special-purpose Director is not a good corporate governance practice, and the stockholders have agreed with this by soundly rejecting similar proposals in each of the last three years. Boards make decisions as a group, with collective responsibility that is inconsistent with delegating responsibility for areas as important as environmental stewardship to a single specialist Director. All of your Directors have fiduciary duties to Chevron and its stockholders that oblige them to educate themselves and make decisions on an informed and deliberative basis. Your Board needs Directors who can integrate knowledge about a variety of subjects, often at the same time and affecting the same issue.

Finally, with respect to the references to the Ecuador litigation and related actions against Chevron contained in this proposal, your Board encourages all stockholders to read the Board’s “Statement Regarding Ecuador Litigation” on page 71 of this Proxy Statement.

Your Board agrees that its membership should and does include broad experience or expertise in environmental issues, but does not believe that it would be appropriate to select a Director exclusively on the basis of a single criterion or area of expertise.

Therefore, your Board unanimously recommends that you vote AGAINST this proposal.

CHEVRON CORPORATION – 2013 Proxy Statement   87

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Stockholder Proposal Regarding Country Selection Guidelines
(Item 13 on the Proxy Card)

WHEREAS:

Chevron, in partnership with Total, the Petroleum Authority of Thailand, and Myanmar Oil and Gas Enterprise (MOGE), holds equity in one of Burma’s largest investment projects: The Yadana gas-field and pipeline that transports gas to Thailand, generating billions of dollars for the Burmese regime;

Following the Burmese military’s multiple crackdowns on and imprisonment of pro-democracy and human rights activists, Chevron has faced negative publicity, consumer boycotts, and operational risks concerning its investment in Burma;

Human rights organizations have documented egregious human rights abuses by Burmese troops employed to secure the pipeline area, including forcible relocation of villagers and use of forced labor;

In March 2005, Unocal settled a case for a reported multi-million dollar amount in which it was claimed that Unocal was complicit in human rights abuses by Burmese troops hired by the Yadana project to provide security;

By purchasing Unocal, Chevron acquired Unocal’s investment in Burma including its legal, moral, and political liabilities;

Nobel Peace Prize Laureate Aung San Suu Kyi, leader of the National League for Democracy, stated in June 2012, that MOGE “The Myanmar Oil and Gas Enterprise (MOGE)…with which all foreign participation in the energy sector takes place through joint venture arrangements, lacks both transparency and accountability at present.” She further stated: “Other countries could help by not allowing their own companies to partner MOGE unless it was signed up to such codes.”;

According to a 2009 International Monetary Fund report, Burma’s rulers added revenues from natural gas exports to the budget at the 30-year-old official exchange rate, causing the gas money to account for under one percent of budget revenue in 2007-08 instead of 57 percent if valued at market rates;

In July 2012, U.S. lawmakers, including Sens. John McCain and Joseph Lieberman, called on the U.S. Administration to retain bans on U.S. companies working with MOGE. “We share Aung San Suu Kyi’s concerns that MOGE’s operations lack transparency, that it remains overly influenced by the Burmese military, and that the large amounts of foreign investment flowing into MOGE are not sufficiently accountable to the Burmese people or its parliament,” the senators stated;

In 2012, Chevron sponsored oil and gas industry conferences in Burma and is reported to be exploring new investments in the country;

Chevron does business in other countries with controversial human rights records: Angola, Kazakhstan, and Nigeria;

BE IT RESOLVED: The shareholders request the Board to make available by the 2014 annual meeting a report, omitting proprietary information and at reasonable cost, on Chevron’s criteria for (i) investment in; (ii) continued operations in; and, (iii) withdrawal from specific high-risk countries.

Supporting Statement

We believe Chevron’s current country selection process is opaque, leaving unclear how Chevron determines whether to invest in or withdraw from countries where:

•

the government has engaged in ongoing, systematic human rights violations;

•

there is a call for economic sanctions by human rights and democracy advocates; and,

•

Chevron’s presence exposes it to government sanctions, negative publicity, and consumer boycotts.

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Your Board unanimously recommends a vote AGAINST this proposal.

Your Board recommends a vote AGAINST this proposal because Chevron has in place rigorous policies and processes to identify and manage in-country issues and risks and already reports on them.

In order to find, produce and provide energy supplies, Chevron must go where energy resources may exist. This may require conducting business in countries with cultural, economic, social and political institutions and practices that are very different from those in the United States. The long-term costs and value of building, maintaining and operating wells, pipelines, refineries and distribution channels in any particular country are substantial, and it is not practical for Chevron to start or stop operations or abandon its assets every time a country’s government or political conditions change. For example, Chevron has maintained operations in South Africa since 1911, Nigeria since 1913, Australia since 1918, Indonesia since 1925, Colombia since 1926 and Canada since 1935. In these and other countries, governments and political situations have periodically changed during the course of our investments.

For example, Myanmar, where Chevron holds a minority, nonoperating interest in the Yadana Project, experienced dramatic political changes in 2012, leading the United States to restore full diplomatic relations and President Obama to make the first-ever U.S. presidential visit to the country. The European Union and U.S. government also suspended most of their sanctions against Myanmar, and the World Bank announced plans to resume lending to the country. These changes have the potential to significantly advance Myanmar’s development and present opportunities to collaborate with new organizations in country.

Independent of these developments in Myanmar, the Yadana Project has already contributed substantively to local socioeconomic development through various programs. Chevron and the Yadana Project operating partner, Total SA, have trained and hired 95 percent of the project’s workforce locally and provided free health care and immunizations, as well as access to education and economic support, to approximately 50,000 people in 25 villages. We also engage third parties to assess and report on community activities and practices in Myanmar. For example, CDA Collaborative Learning Projects is a U.S. nonprofit organization that has been visiting the pipeline area since 2002 and publishes independent reports that are available at www.CDAinc.com. As one indication of the project’s positive impact, Aung San Suu Kyi, a member of Myanmar’s Parliament and Nobel Peace Prize Laureate, referred to Total as a “responsible investor” in Myanmar.

Myanmar illustrates that Chevron has been able to exercise a positive influence in its host countries. Chevron has done this by providing sustainable economic opportunities through active community engagement initiatives and by working with communities to improve health care, advance educational goals, create jobs and strengthen civil society. In 2012 alone, Chevron allocated approximately $100 million in social investment spending for the four countries cited in this proposal.

In all countries, Chevron operates legally and in accordance with the values outlined in The Chevron Way. These values are implemented through numerous policies and processes, including Chevron’s Business Conduct and Ethics Code, Operational Excellence Management System (OEMS), Environmental, Social and Health Impact Assessment, and Human Rights Policy. Our policies reaffirm our commitment to conducting our global operations consistent with the intent of the United Nations Declaration of Human Rights, the International Labour Organization Declaration on Fundamental Principles and Rights at Work, and the Voluntary Principles on Security and Human Rights. All employees are required to comply with these policies.

These policies and processes help Chevron to identify, analyze and manage security, social, environmental, health and safety issues incident to its operations and major capital projects, reinforce its commitment to respect human rights, and set strict compliance policies for foreign corrupt practices and anticorruption laws. Lloyd’s Register Quality Assurance, Inc., (LRQA) has provided assurance that OEMS design meets requirements of ISO 14001 environmental management standard and Occupational Health and Safety Assessment Series (OHSAS) 18001 and that as of 2009 is fully implemented. In 2012, LRQA concluded that Chevron’s OEMS is effectively driving continued improvement.

The proposed report would not improve Chevron’s current procedures for managing and evaluating in-country issues and risks, which are described in Chevron’s annual Corporate Responsibility Report and on Chevron’s website at www.chevron.com.

Therefore, your Board unanimously recommends that you vote AGAINST this proposal.

CHEVRON CORPORATION – 2013 Proxy Statement   89

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Appendix A
Reconciliation of Non-GAAP Financial Measures Referenced in Compensation Discussion and Analysis

Reconciliation of Chevron’s Adjusted Earnings	Total Chevron Corporation
	2012	2011	2010	2009	2008	2007
Adjusted Earnings[1] ($ Million)	$23,779	$26,395	$18,799	$9,643	$23,381	$17,612
Adjustment Items:
Asset Impairments & Revaluations	—	—	—	(100)	(400)	(350)
Asset Dispositions	2,400	500	400	940	950	1,384
Tax Adjustments	—	—	—	—	—	—
Environmental Remediation Provisions	—	—	—	—	—	—
Restructurings & Reorganizations	—	—	(175)	—	—	42
Litigation Provisions	—	—	—	—	—	—
Total Special Items	2,400	500	225	840	550	1,076
Cumulative Effect of Changes in Accounting Principles	—	—	—	—	—	—
Reported Earnings ($ Million)	$26,179	$26,895	$19,024	$10,483	$23,931	$18,688
Average Capital Employed[2] ($ Million)	$141,179	$124,810	$110,181	$99,547	$90,271	N/A

(1)

Adjusted Earnings = Reported Earnings less adjustments for certain nonrecurring items noted above.

Earnings of competitors are adjusted on a consistent basis as Chevron to exclude certain nonrecurring items based on publicly available information.

(2)

Capital Employed is the sum of Chevron Corporation stockholders’ equity, total debt and noncontrolling interests.

Average capital employed is computed by averaging the sum of capital employed at the beginning and end of the year.

Reconciliation of Chevron’s Adjusted Earnings	Total Upstream
	2012	2011	2010	2009	2008	2007
Adjusted Earnings[1] ($ Million)	$21,788	$24,786	$17,677	$10,632	$21,619	$15,468
Adjustment Items:
Asset Impairments & Revaluations	—	—	—	(100)	(400)	(350)
Asset Dispositions	2,000	—	—	400	950
Tax Adjustments	—	—	—	—	—	—
Environmental Remediation Provisions	—	—	—	—	—	—
Restructurings & Reorganizations	—	—	—	—	—	—
Litigation Provisions	—	—	—	—	—	—
Total Special Items	2,000	—	—	300	550	(350)
Cumulative Effect of Changes in Accounting Principles	—	—	—	—	—	—
Reported Earnings ($ Million)	$23,788	$24,786	$17,677	$10,932	$22,169	$15,118
Net Production Volume[2] (MBOED)	2,512	2,576	2,674	2,617	2,443	2,536
Reported Earnings per BOE	$25.87	$26.36	$18.11	$11.44	$24.79	$16.33
Adjusted Earnings per BOE	$23.70	$26.36	$18.11	$11.13	$24.18	$16.71

(1)

Adjusted Earnings = Reported Earnings less adjustments for certain nonrecurring items noted above.

Earnings of competitors are adjusted on a consistent basis as Chevron to exclude certain nonrecurring items based on publicly available information.

(2)

Excludes own use fuel (natural gas consumed in operations).

CHEVRON CORPORATION – 2013 Proxy Statement   A-1

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Reconciliation of Chevron’s Adjusted Earnings	Total Downstream, Including Chemicals
	2012	2011	2010	2009	2008	2007
Adjusted Earnings[1] ($ Million)	$3,899	$3,091	$2,228	$(67)	$3,152	$2,689
Adjustment Items:
Asset Impairments & Revaluations	—	—	—	—	—	—
Asset Dispositions	400	500	400	540	—	865
Tax Adjustments	—	—	—	—	—	—
Environmental Remediation Provisions	—	—	—	—	—	—
Restructurings & Reorganizations	—	—	(150)	—	—	42
Litigation Provisions	—	—	—	—	—	—
Total Special Items	400	500	250	540	—	907
Cumulative Effect of Changes in Accounting Principles	—	—	—	—	—	—
Reported Earnings ($ Million)	$4,299	$3,591	$2,478	$473	$3,152	$3,596

(1)

Adjusted Earnings = Reported Earnings less adjustments for certain nonrecurring items noted above.

Earnings of competitors are adjusted on a consistent basis as Chevron to exclude certain nonrecurring items based on publicly available information.

Reconciliation of Chevron’s Adjusted Earnings	Total Downstream, Excluding Chemicals
	2012	2011	2010	2009	2008	2007
Adjusted Earnings[1] ($ Million)	$3,899	$3,091	$2,228	$(67)	$3,152	$2,689
Adjustment Items:
Asset Impairments & Revaluations	—	—	—	—	—	—
Asset Dispositions	400	500	400	540	—	865
Tax Adjustments	—	—	—	—	—	—
Environmental Remediation Provisions	—	—	—	—	—	—
Restructurings & Reorganizations	—	—	(150)	—	—	42
Litigation Provisions	—	—	—	—	—	—
Total Special Items	400	500	250	540	—	907
Cumulative Effect of Changes in Accounting Principles	—	—	—	—	—	—
Reported Earnings ($ Million)	$4,299	$3,591	$2,478	$473	$3,152	$3,596
Volumes (MBD)	2,765	2,949	3,113	3,254	3,429	3,484
Reported Earnings per Barrel	$4.25	$3.34	$2.18	$0.40	$2.51	$2.83
Adjusted Earnings per Barrel	$3.01	$2.21	$1.53	$(0.26)	$2.41	$1.90

(1)

Adjusted Earnings = Reported Earnings less adjustments for certain nonrecurring items noted above.

Earnings of competitors are adjusted on a consistent basis as Chevron to exclude certain nonrecurring items based on publicly available information.

CHEVRON CORPORATION – 2013 Proxy Statement   A-2

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Appendix B
Long-Term Incentive Plan of Chevron Corporation

CHEVRON CORPORATION – 2013 Proxy Statement   B-1

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LONG-TERM INCENTIVE PLAN OF CHEVRON CORPORATION

(Amended and Restated Effective May 29, 2013)

CHEVRON CORPORATION – 2013 Proxy Statement   B-2

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Table of Contents

Section I.	Purpose of the Plan	B-7
Section II.	Definitions	B-7
(a)	“Award”	B-7
(b)	“Benefit Protection Period”	B-7
(c)	“Board”	B-7
(d)	“Business in Competition”	B-7
(e)	“Change in Control”	B-7
(f)	“Code”	B-7
(g)	“Commission”	B-7
(h)	“Committee”	B-7
(i)	“Common Stock”	B-7
(j)	“Corporation”	B-7
(k)	“Corporation Confidential Information”	B-7
(l)	“Covered Employee”	B-7
(m)	“Director”	B-7
(n)	“Dividend Equivalent”	B-7
(o)	“Document”	B-8
(p)	“Eligible Employee”	B-8
(q)	“Exchange Act”	B-8
(r)	“Exchange Program”	B-8
(s)	“Fair Market Value”	B-8
(t)	“Full Value Award”	B-8
(u)	“Grant Eligible Employee”	B-8
(v)	“Independent Director”	B-8
(w)	“Misconduct” of a Participant	B-8
(x)	“Non-Employee Director”	B-9
(y)	“Non-Stock Award”	B-9
(z)	“Non-Stock Award Agreement”	B-9
(aa)	“Optionee”	B-9
(bb)	“Other Share-Based Award”	B-9
(cc)	“Other Share-Based Award Agreement”	B-9
(dd)	“Outside Director”	B-9
(ee)	“Participant”	B-9

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(ff)	“Payroll”	B-9
(gg)	“Performance Goals”	B-9
(hh)	Performance Share”	B-9
(ii)	“Plan”	B-9
(jj)	“Restricted Stock”	B-9
(kk)	“Restricted Stock Agreement”	B-9
(ll)	“Restricted Stock Award”	B-9
(mm)	“Restricted Stock Unit”	B-9
(nn)	“Restriction Period”	B-9
(oo)	“Rule 16b-3”	B-9
(pp)	“Rules”	B-9
(qq)	“Share”	B-9
(rr)	“Stock Appreciation Right”	B-9
(ss)	“Stock Option”	B-9
(tt)	“Stock Option Agreement”	B-9
(uu)	“Subsidiary”	B-9
(vv)	“Stock Unit”	B-9
(ww)	“Successors or Assigns”	B-9
(xx)	“Termination”, “Terminated”, or “Terminate”	B-9
Section III.	Administration.	B-10
(a)	Composition of the Committee.	B-10
(b)	Actions by the Committee	B-10
(c)	Powers of the Committee.	B-10
(d)	Liability of Committee Members	B-11
(e)	Administration of the Plan Following a Change in Control.	B-11
Section IV.	Duration of the Plan	B-11
Section V.	Shares Subject to the Plan	B-11
(a)	Maximum Number of Shares.	B-11
(b)	Accounting for Number of Shares	B-11
(c)	Source of Stock Issued Under the Plan.	B-11
Section VI.	Persons Eligible for Awards	B-11
Section VII.	Aggregate Limits on Awards	B-12
(a)	Stock Options, Stock Appreciation Rights, Restricted Stock and Other Share-Based Awards	B-12
(b)	Non-stock Awards	B-12

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Section VIII.	Stock Options	B-12
(a)	Limitation to Non-Statutory Stock Options	B-12
(b)	Awards of Stock Option	B-12
(c)	Number of Shares	B-12
(d)	Exercise Price	B-12
(e)	Method of Payment	B-12
(f)	Term and Exercise of Stock Options; Non-Transferability of Stock Options	B-12
(g)	Termination of Employment	B-12
(h)	Rights as a Stockholder	B-13
(i)	Stock Appreciation Rights	B-13
Section IX.	Restricted Stock	B-13
(a)	Restricted Stock Awards	B-13
(b)	Terms, Conditions, and Restrictions	B-13
(c)	Limitations	B-13
(d)	Rights as a Stockholder	B-14
(e)	Recording of the Participant’s Interest	B-14
Section X.	Other Share-Based Awards	B-14
(a)	Grants	B-14
(b)	Terms, Conditions, and Restrictions	B-14
(c)	Limitations	B-15
Section XI.	Non-Stock Awards	B-15
(a)	Grants.	B-15
(b)	Terms and Conditions	B-15
Section XII.	Recapitalization	B-15
Section XIII.	Forfeiture for Misconduct	B-16
Section XIV.	Securities Law Requirements	B-17
Section XV.	Amendments of the Plan or Awards	B-17
(a)	Amendment of the Plan	B-17
(b)	Amendments of Awards	B-17
(c)	Rights of Participant	B-17

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Section XVI.	General Provisions	B-17
(a)	Authority to Satisfy Obligations	B-17
(b)	Participants’ Stockholder Rights	B-17
(c)	Participant’s Rights Unsecured	B-17
(d)	Authority to Establish a Grantor Trust	B-18
(e)	No Obligation to Exercise Stock Option	B-18
(f)	Participant’s Beneficiary	B-18
(g)	Deferral Elections	B-18
(h)	Awards in Foreign Countries	B-18
(i)	Withholding Taxes	B-18
(j)	Other Corporation Benefit and Compensation Programs	B-18
(k)	Application of Funds	B-18
(l)	Costs of the Plan	B-18
(m)	Binding Effect of Plan	B-18
(n)	No Waiver of Breach	B-18
(o)	No Right to Employment	B-18
(p)	Choice of Law	B-18
(q)	Severability	B-18
Section XVII.	Approval of Stockholders	B-18

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Section I.    Purpose of the Plan

The purpose of the Long-Term Incentive Plan of Chevron Corporation (“Plan”) is to promote and advance the interests of Chevron Corporation and its stockholders by strengthening the ability of the Corporation to attract, motivate and retain managerial and other employees, and to strengthen the mutuality of interests between such employees and the Corporation’s stockholders. The Plan was originally adopted by the Board on January 24, 1990 and was approved by the stockholders of the Corporation at the 1990 annual meeting of stockholders. The Plan replaced the Management Contingent Incentive Plan. The Plan has been amended on various occasions. The Plan was amended and restated by the Board effective January 28, 2004 and approved by the stockholders of the Corporation at the 2004 annual meeting of stockholders. The Plan was further amended and restated effective January 1, 2005, December 7, 2005, December 6, 2006, and January 1, 2009. It is now amended and restated by the Board effective upon approval by the stockholders of the Corporation at the 2013 annual meeting of stockholders.

Section II.    Definitions

For purposes of the Plan, the following terms shall have the meanings set forth below:

(a)

“Award” means a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Share-Based Awards, or Non-Stock Awards.

(b)

“Benefit Protection Period” means the period commencing on the date six months prior to the public announcement of a proposed transaction which, when effected, is a Change in Control and ending on the date which is two years after the date of a Change in Control.

(c)

“Board” means the Board of Directors of the Corporation.

(d)

“Business in Competition” means any person, organization or enterprise which is engaged in or is about to be engaged in any line of business engaged in by the Corporation at such time.

(e)

“Change in Control” means a “change in control” of the Corporation as defined in Article VI. of the bylaws of the Corporation, as such bylaws may be amended from time to time.

(f)

“Code” means the Internal Revenue Code of 1986, as amended.

(g)

“Commission” means the U.S. Securities and Exchange Commission.

(h)

“Committee” means the committee of the Board that it appoints to administer the Plan. In the absence of specific action by the Board, the Board shall be deemed to have appointed the Board’s Management Compensation Committee.

(i)

“Common Stock” means the $0.75 par value common stock of the Corporation or any security of the Corporation identified by the Committee as having been issued in substitution, exchange or lieu thereof.

(j)

“Corporation” means Chevron Corporation, a Delaware corporation, or any Successors or Assigns. Where the context shall permit, “Corporation” shall include the Subsidiaries of Chevron Corporation.

(k)

“Corporation Confidential Information” includes:

(1)

Information embodied in inventions, discoveries and improvements, whether patentable or unpatentable, including trade secrets;

(2)

Geological and geophysical data and analyses thereof, well information, discoveries, development initiatives, reserves, offshore bidding strategies, potential value of unleased offshore acreage, exploration and other business strategies and investment plans, business methods, current and planned technology, processes and practices relating to the existence of, exploration for, or the development of oil, gas, or other potentially valuable raw material, product, mineral or natural resource of any kind;

(3)

Confidential personnel or Human Resources data;

(4)

Customer lists, pricing, supplier lists, and Corporation processes;

(5)

Any other information having present or potential commercial value; and

(6)

Confidential information of any kind in possession of the Corporation, whether developed for or by the Corporation (including information developed by the Participant), received from a third party in confidence, or belonging to others and licensed or disclosed to the Corporation in confidence for use in any aspect of its business and without regard to whether it is designated or marked as such through use of such words as “classified,” “confidential” or “restricted;

Provided, however, that Corporation Confidential Information shall not include any information that is or becomes generally known to the public through no wrongful act or omission of the Participant. However, information shall not fail to be Corporation Confidential Information solely because it is embraced by more general information available on a non-confidential basis.

(l)

“Covered Employee” means a covered employee of the Corporation as defined in Section 162(m) of the Code.

(m)

“Director” means a member of the Board.

(n)

“Dividend Equivalent” means an amount equal to the dividends that would have been payable with respect to Shares of Common Stock if the Participant held Shares rather than such Restricted Stock Units.

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(o)

“Document” means any devices, records, data, notes, reports, abstracts, proposals, lists, correspondence (including e-mails), specifications, drawings, blueprints, sketches, materials, equipment, reproductions of any kind made from or about such documents or information contained therein, recordings, or similar items.

(p)

“Eligible Employee” means any individual who is an employee on the Payroll of the Corporation.

(q)

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

(r)

“Exchange Program” means a program established by the Committee (i) providing for the repurchase of outstanding and unexercised Stock Options or Stock Appreciation Rights by the Corporation whether in the form of a cash payment or otherwise or (ii) under which outstanding Awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (a) Awards with a lower exercise price, (b) a different type of Award or awards under a different equity incentive plan, (c) cash, or (d) a combination of (a), (b) and/or (c). Notwithstanding the preceding, the term Exchange Program does not include any action described in Section XII.(a) or any action taken in connection with a Change in Control. For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Committee in its sole discretion without the approval of the Corporation’s stockholders.

(s)

“Fair Market Value” of a Share as of a specified date means a price that is based on the opening, closing, actual, high, low or average selling prices of Shares on the New York Stock Exchange (or other established exchange or exchanges), on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days as determined by the Committee in its discretion.

(t)

“Full Value Award” means an Award other than in the form of a Stock Option, Stock Appreciation Right or Non-Stock Award, and which does not provide for full payment in cash or property for Shares underlying such Award by the Award recipient.

(u)

“Grant Eligible Employee” means an Eligible Employee that is employed (at the time of an Award or grant) by the Corporation.

(v)

“Independent Director” means a member of the Board that is independent of the Corporation within the meaning of the rules of the New York Stock Exchange.

(w)

“Misconduct” of a Participant means:

(1)

The Corporation has been required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, and the Committee has determined in its sole discretion that the Participant:

(A)

Had knowledge of the material noncompliance or circumstances giving rise to such noncompliance and willfully failed to take reasonable steps to bring it to the attention of appropriate individuals within the Corporation; or

(B)

Knowingly engaged in practices which materially contributed to the circumstances that enabled such material noncompliance to occur;

(2)

A Participant commits an act of embezzlement, fraud or theft with respect to the property of the Corporation, materially violates the Corporation’s conflict of interest policy, or breaches his or her fiduciary duty to the Corporation;

(3)

A Participant, while still employed by the Corporation:

(A)

Willfully misappropriates or discloses to any person, firm or corporation any Corporation Confidential Information, unless the Participant is expressly authorized by the Corporation’s management to disclose such Corporation Confidential Information, pursuant to a written non-disclosure agreement that sufficiently protects it;

(B)

Directly or indirectly engages in, commences employment with, or materially renders services, advice or assistance to any Business in Competition with the Corporation other than on behalf of the Corporation;

(C)

Induces or attempts to induce, directly or indirectly, any of the Corporation’s customers, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation, or to breach any contract with the Corporation, in order to work with or for, or enter into a contract with, the Participant or any third party other than when such action is taken on behalf of the Corporation;

(4)

A Participant willfully fails to promptly return all Documents and other tangible items belonging to the Corporation that are in his or her possession or control upon termination of employment, whether pursuant to retirement or otherwise;

(5)

A Participant willfully commits an act which, under applicable law, constitutes the misappropriation of a Corporation trade secret or otherwise violates the law of unfair competition with respect to the Corporation; including, but not limited to, unlawfully:

(A)

Using or disclosing Corporation Confidential Information; or

(B)

Soliciting (or contributing to the soliciting of) the Corporation’s customers, employees, representatives, or consultants to:

(i)

Terminate, discontinue or cease working with or for the Corporation; or

(ii)

To breach any contract with the Corporation, in order to work with or for, or enter into a contract with, the Participant or any third party;

(6)

A Participant willfully fails to inform any new employer of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other Corporation Confidential Information obtained by the Participant during the term of his or her employment with the Corporation;

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The Committee shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in subsections (1) through (6) above, and its determination shall be conclusive and binding on all interested persons.

(x)

“Non-Employee Director” means a Director who is not an employee of the Corporation as provided in Rule 16b-3.

(y)

“Non-Stock Award” means an Award under the Plan, for which the amount, value and denomination are not determined with reference to, or expressed in, Shares.

(z)

“Non-Stock Award Agreement” means the agreement between the Corporation and the recipient of a Non-Stock Award that contains the terms and conditions pertaining to the Non-Stock Award.

(aa)

“Optionee” means an Eligible Employee who has received the grant of a Stock Option. An Optionee shall also be a Participant

(bb)

“Other Share-Based Award” means an Award granted pursuant to Section X. of the Plan.

(cc)

“Other Share-Based Award Agreement” means the agreement between the Corporation and the recipient of an Other Share-Based Award that contains the terms and conditions pertaining to the Other Share-Based Award.

(dd)

“Outside Director” means an outside director of the Board within the meaning of Section 162(m) of the Code.

(ee)

“Participant” means an Eligible Employee who is granted an Award under the Plan.

(ff)

“Payroll” means the system used by the Corporation to pay those individuals it regards as Corporation employees for their services and to withhold employment taxes from the compensation it pays to such employees. “Payroll” does not include any system the Corporation uses to pay individuals whom it does not regard as Corporation employees and for whom it does not actually withhold employment taxes (including, but not limited to, individuals it regards as independent contractors) for their services.

(gg)

“Performance Goals” mean one or more objective measurable performance factors as determined by the Committee with respect to each Performance Period based upon one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and preestablished by the Committee in accordance with Code Section 162(m): (i) earnings or earnings per share (ii) EBITDA, (iii) stock price, (iv) return on equity, (v) total shareholder return, (vi) return on capital, (vii) return on investment, (viii) return on capital employed, (ix) return on assets or net assets, (x) market capitalization, (xi) economic value added, (xii) debt leverage (debt to capital), (xiii) revenue, (xiv) income or net income, (xv) operating income, (xvi) operating profit or net operating profit, (xvii) operating margin or profit margin, (xviii) return on operating revenue, (ixx) cash from operations, (xx) operating ratio, (xxi) operating revenue, (xxii) operating expense, (xxiii) cash flow each with respect to the Corporation and/or one or more of its affiliates or operating units.

(hh)

Performance Share” means a unit granted by the Committee as described in Section X. of the Plan.

(ii)

“Plan” means the Long-Term Incentive Plan of Chevron Corporation, as amended from time to time.

(jj)

“Restricted Stock” means Shares granted pursuant to Section IX. of the Plan.

(kk)

“Restricted Stock Agreement” means the agreement between the Corporation and the recipient of Restricted Stock that contains the terms, conditions and restrictions pertaining to such Restricted Stock.

(ll)

“Restricted Stock Award” means an Award granted pursuant to the provisions of Section IX. of the Plan.

(mm)

“Restricted Stock Unit” means a bookkeeping entry unit granted by the Committee that is measurable with respect to Shares, and that is forfeitable and restricted as provided in Section X. of the Plan.

(nn)

“Restriction Period” means with respect to a Restricted Stock Share or a Restricted Stock Unit, the period from grant until the earlier of the date that the restrictions lapse or the Share or Unit is forfeited.

(oo)

“Rule 16b-3” means Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act, or any successor or replacement rule adopted by the Commission.

(pp)

“Rules” means regulations and rules adopted from time to time by the Committee.

(qq)

“Share” means one share of Common Stock, adjusted in accordance with Section XII. (if applicable).

(rr)

“Stock Appreciation Right” or “SAR” means a right to the payment of the appreciation in Share price as described in Sections VIII. and X. of the Plan.

(ss)

“Stock Option” means a non-statutory stock option granted pursuant to Section VIII. of the Plan.

(tt)

“Stock Option Agreement” means the agreement between the Corporation and the Optionee that contains the terms and conditions pertaining to a Stock Option.

(uu)

“Subsidiary” means any corporation or entity with respect to which the Corporation, one or more Subsidiaries, or the Corporation together with one or more Subsidiaries, owns not less than eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote, or not less than eighty percent (80%) of the total value of all shares of all classes of stock.

(vv)

“Stock Unit” means a bookkeeping entry unit granted by the Committee that is measurable with respect to Shares as provided in Section X. of the Plan.

(ww)

“Successors or Assigns” means a corporation or other entity acquiring all or substantially all the assets and business of the Corporation (including the Plan) whether by operation of law or otherwise, including any corporation or other entity effectuating a Change in Control of the Corporation.

(xx)

“Termination”, “Terminated”, or “Terminate” means that a Participant’s formal employment relationship with the Corporation has ended, including by reason of death.

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(1)

A formal employment relationship with the Corporation cannot exist unless an individual is on the Payroll.

(2)

A Participant shall be deemed to have Terminated upon the earlier of

(A)

Twenty-nine (29) months after the commencement of long-term disability benefits under a plan or program sponsored by the Corporation; or

(B)

The date the Participant either fails to qualify or no longer qualifies for such long-term disability benefits, provided that he or she does not return to active employment with the Corporation at that time.

Section III.    Administration.

The Plan shall be administered by the Committee.

(a)

Composition of the Committee.

(1)

The Committee shall consist of not less than a sufficient number of Non-Employee Directors so as to qualify the Committee to administer the Plan as contemplated by Rule 16b-3 and each of whom shall be an Independent Director.

(2)

The Board shall appoint one (1) of the members of the Committee as chair.

(3)

If any Committee member does not qualify as an Outside Director, Awards under the Plan for Covered Employees shall be administered by a subcommittee consisting of each Committee member who qualifies as an Outside Director. If fewer than two (2) Committee members qualify as an Outside Director, the Board shall appoint one (1) or more other members to such subcommittee who do qualify as Outside Directors so that it shall at all times consist of at least two (2) members who qualify as an Outside Director for purposes of Section 162(m) of the Code.

(4)

The Board may, from time to time, remove members from, add members to, or fill vacancies on the Committee. If fewer than two Committee members qualify as an Outside Director, the Board shall appoint one (1) or more new members who so qualify and they shall be members of the subcommittee described in Section III.(a)(3) so that at all times it consists of at least two (2) members who qualify as Outside Directors.

(5)

In the event that the Committee will not satisfy the requirements of Rule 16b-3, the Board shall appoint another committee that shall satisfy such requirements.

(b)

Actions by the Committee. The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

(c)

Powers of the Committee.

(1)

The Committee’s authority includes the rights to:

(A)

Construe and interpret the Plan;

(B)

Promulgate, amend, interpret, and rescind Rules relating to the implementation of the Plan;

(C)

Select which Grant Eligible Employees shall be granted Awards;

(D)

Determine the number of Shares or Share equivalents to be subject to each Award;

(E)

Determine the Award price, if any;

(F)

Determine the vesting or duration of Awards;

(G)

Determine other terms and conditions of Awards;

(H)

Adopt procedures for the disposition of Awards in the event of a Participant’s divorce or dissolution of marriage; and

(I)

Make all other determinations necessary or advisable for the administration of the Plan.

(2)

Notwithstanding Section III.(c)(1) of the Plan:

(A)

No provision in the Plan referencing the Committee’s discretion shall be construed as granting the Committee the authority to exercise discretion in a manner that is inconsistent with the Plan; and

(B)

Adoption of Rules by the Committee is an exercise of the Committee’s discretion. Once adopted, the Committee may not exercise additional discretion that is inconsistent with the Rules without amending the Rules.

(C)

The Committee shall not, without the approval of the Corporation’s stockholders, implement an Exchange Program.

(3)

Subject to the requirements of applicable law, the Committee may designate other persons to carry out its responsibilities and may prescribe such conditions and limitations as it may determine in its sole discretion, except that the Committee may not delegate its authority with regard to:

(A)

The selection for participation or the granting of Awards to persons subject to Section 16 of the Exchange Act or with respect to Awards intended to comply with the performance-based compensation exception under Code Section 162(m) or

(B)

The administration of such Awards to the extent required to comply with Rule 16b-3 or such exception.

(4)

Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons participating in the Plan and any person validly claiming under or through persons participating in the Plan.

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(d)

Liability of Committee Members. No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it.

(e)

Administration of the Plan Following a Change in Control. Within thirty (30) days after the occurrence of a Change in Control, the Committee shall appoint an independent organization which shall, except to the extent inconsistent with applicable law or exchange listing requirements, thereafter administer the Plan and have all of the powers and duties formerly held and exercised by the Committee with respect to the Plan as provided in Section III.(c). Upon such appointment, the Committee shall cease to have any responsibility with respect to the administration of the Plan.

Section IV.    Duration of the Plan

The Plan shall terminate on the earlier of the date it is terminated by the Board or the tenth (10th) anniversary of the date it is approved by the stockholders of the Corporation at the 2013 annual meeting of stockholders.

Section V.    Shares Subject to the Plan

(a)

Maximum Number of Shares. The maximum number of Shares authorized for issuance under the Plan, as adjusted as provided in Section XII, is two hundred sixty million (260,000,000) Shares. With respect to grants made as of May 29, 2013 and later, the maximum number of Shares which may be issued pursuant to Awards under the Plan shall be one hundred forty two million two hundred thousand (142,200,000), which includes forty two million two hundred thousand (42,200,000) Shares that remain available for issuance pursuant to Awards from Shares previously authorized for issuance, plus an additional one hundred million (100,000,000) Shares; provided, however, that the maximum number of Shares which may be issued under the Plan subject to Full Value Awards with respect to grants made as of May 29, 2013 and later shall be fifty million (50,000,000) Shares. The limitations set forth in this Section V.(a) have been adjusted and shall be subject to adjustment as provided in Section XII.

(b)

Accounting for Number of Shares

(1)

Shares covered by an Award shall be counted against the limit set forth in Section V.(a) at the time the Award is granted;

(2)

Any Shares related to Awards which terminate by expiration, forfeiture, or cancellation without the issuance of such Shares, cash or other benefit in lieu of Shares shall be available again for grant under the Plan;

(3)

The maximum number of Shares available for issuance under the Plan under Section V.(a) shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional Shares or credited with respect to any Award outstanding under the Plan;

(4)

Notwithstanding the Section V.(b)(1), (2) and (3), Awards specified in the grant agreements that will be paid in cash shall not be counted against the limit set forth in Section V(a).

(5)

The following Shares shall not become available for issuance under the Plan:

(A)

Shares tendered by Participants as full or partial payment to the Company upon exercise of Options granted under this Plan;

(B)

Shares reserved for issuance upon grant of SARs, to the extent the number of reserved Shares exceeds the number of Shares actually issued upon exercise of the SARs; and

(C)

Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on Restricted Stock or the exercise of Options or SARs granted under the Plan or upon any other payment or issuance of Shares under the Plan.

(c)

Source of Stock Issued Under the Plan. Common Stock issued under the Plan may be either authorized and unissued Shares or issued Shares that have been reacquired by the Corporation, as determined in the sole discretion of the Committee. No fractional Shares of Common Stock shall be issued under the Plan.

Section VI.    Persons Eligible for Awards

Grant Eligible Employees (including officers, whether or not they are directors) are eligible to receive Awards under the Plan within the sole discretion of the Committee. In its sole discretion, the Committee may award a Grant Eligible Employee more than one Award, including Awards of the same type.

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Section VII.    Aggregate Limits on Awards

The following aggregate limits shall apply to grants of Awards under the Plan:

(a)

Stock Options, Stock Appreciation Rights, Restricted Stock and Other Share-Based Awards. The aggregate number of Shares that may be granted in the form of Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Share-Based Awards in any one calendar year to any Participant shall not exceed four million (4,000,000) Shares. This limitation shall be subject to adjustment as provided in Section XII.

(b)

Non-stock Awards. The value of all Non-Stock Awards granted in any single calendar year to any Participant shall not exceed four million dollars ($4,000,000). For this purpose, the value of a Non-Stock Award shall be determined on the grant date at maximum payout without regard to any conditions imposed on the Non-Stock Award.

Section VIII.    Stock Options

(a)

Limitation to Non-Statutory Stock Options. All Stock Options granted under the Plan shall be in the form of non-statutory stock options, i.e. options that are not incentive stock options within the meaning of Section 422 of the Code. All Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall determine in its sole discretion.

(b)

Awards of Stock Option. The Committee shall have authority in its sole discretion to determine the Grant Eligible Employees to whom and the time or times at which grants of Stock Options shall be made. The terms of each Stock Option shall be set forth in a Stock Option Agreement, including, without limitation, restrictions upon the exercise of the Stock Option or restrictions on the transferability of Shares issued upon the exercise of a Stock Option, as the Committee shall determine in its sole discretion. Stock Options may be granted alone, in addition to, or in tandem with other Awards under the Plan.

(c)

Number of Shares. Each Stock Option Agreement shall state the number of Shares to which the Stock Option Agreement pertains and shall provide for the adjustment thereof in accordance with the provisions of Section XII. No fractional Shares shall be issued pursuant to the exercise of a Stock Option.

(d)

Exercise Price. Each Stock Option Agreement shall state the exercise price per Share, which shall be determined by the Committee in its sole discretion; provided, however, that the exercise price shall never be less than one hundred percent (100%) of the Share’s Fair Market Value on the grant date.

(e)

Method of Payment. A Stock Option may be exercised, in whole or in part, by giving notice of exercise in the manner prescribed by the Corporation specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion:

(1)

In Shares already owned by the Participant (including, without limitation, by attestation to the ownership of such Shares);

(2)

By the withholding and surrender of the Shares subject to the Stock Option;

(3)

By delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker approved by the Committee to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the purchase price and any withholding taxes; or

(4)

In any other form acceptable to the Committee that is consistent with applicable law.

(f)

Term and Exercise of Stock Options; Non-Transferability of Stock Options

(1)

Each Stock Option Agreement shall state the time or times when the Stock Options become exercisable and the time or times when any Stock Appreciation Right granted with it may be exercised, which shall be determined by the Committee in its sole discretion subject to the following:

(A)

No Stock Option shall be exercisable before the completion of a specified period of continued employment with the Corporation after the date the Stock Option is granted (except upon a Change in Control where the Participant qualifies for severance pay under a Change in Control severance pay program maintained by the Corporation).

(B)

No Stock Option shall be exercisable for more than ten (10) years from the date of grant.

(2)

Except as determined by the Committee in its sole discretion, the Participant shall not be permitted to sell, transfer, pledge, assign or encumber Stock Options during the lifetime of the Optionee. Notwithstanding the foregoing, any Stock Option may be transferred or assigned:

(A)

After the Optionee’s death to his or her beneficiary designated pursuant to procedures adopted by the Committee; and

(B)

Pursuant to a domestic relations order enforceable under applicable law.

(g)

Termination of Employment. The Rules and/or individual Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Stock Option following Termination. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

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(h)

Rights as a Stockholder. An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Stock Option until the date such interest is recorded as a book entry on the records of the Corporation. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such interest is recorded as a book entry in the records of the Corporation. Stock Options are subject to adjustment as provided in Section XII.

(i)

Stock Appreciation Rights. In connection with the grant of any Stock Option pursuant to the Plan, the Committee, in its sole discretion, may also grant a Stock Appreciation Right pursuant to which the Optionee shall have the right to surrender all or part of the unexercised portion of such Stock Option, exercise the Stock Appreciation Right, and thereby obtain payment of an amount equal to (or less than, if the Committee shall so determine in its sole discretion at the time of grant) the difference obtained by subtracting the aggregate exercise price of the Shares subject to the Stock Option (or the portion thereof) so surrendered from the market price (as determined under the Rules) of such Shares on the date of such surrender. The exercise of such Stock Appreciation Right shall be subject to such limitations (including, but not limited to, limitations as to time and amount) as the Committee shall determine in its sole discretion. The payment for Stock Appreciation Rights may be made in Shares (determined with reference to its Fair Market Value on the date of exercise), or in cash, or partly in cash and in Shares, as determined in the sole discretion of the Committee. In the event of the exercise of a Stock Appreciation Right, the underlying Stock Option shall be deemed to have been exercised for all purposes under the Plan, including Section V. Stock Appreciation Rights are subject to adjustment as provided in Section XII. No Stock Appreciation Rights shall be exercisable for more than ten (10) years from the date of grant. The exercise price shall never be less than one hundred percent (100%) of the Share’s Fair Market Value on the grant date.

Section IX.    Restricted Stock

(a)

Restricted Stock Awards. The Committee shall have authority in its sole discretion to determine the Grant Eligible Employees to whom, and the time or times at which, grants of Restricted Stock shall be made; the number of Shares of Restricted Stock to be awarded; the price (if any) to be paid by the recipient of Restricted Stock; the time or times within which such Awards may be subject to forfeiture; the time or times when restrictions shall lapse; and all other terms and conditions of the Awards.

(1)

For any Restricted Stock Award, the Corporation shall receive consideration in an amount at least equal to any amount required to be received by the Corporation under Delaware law for the valid issuance of fully paid and non-assessable stock.

(2)

The Committee may condition the grant of a Restricted Stock Award upon the attainment of specified Performance Goals or such other factors as the Committee may determine in its sole discretion.

(3)

Restricted Stock Awards may be granted alone, in addition to, or in tandem with, other Awards under the Plan.

(4)

Each Participant receiving a Restricted Stock Award shall have his or her interest in the Restricted Stock recorded as a book entry on the records of the Corporation, subject to adjustment as provided in Section XII.

(b)

Terms, Conditions, and Restrictions. The terms of each Restricted Stock Award shall be set forth within the sole discretion of the Committee in the Restricted Stock Agreement.

(1)

The Committee shall specify the terms, conditions and restrictions (including any Performance Goal) applicable to Shares of Restricted Stock.

(2)

These terms, conditions and restrictions must include continued employment with the Corporation for a specified period of time following the grant date, provided that they may also provide for the lapse of such restrictions upon Termination or taxation (other than through an election under Section 83(b) of the Code or similar provision) prior to the completion of a specified period or the attainment of designated performance objectives.

(A)

With respect to the Restricted Stock during the Restriction Period; the Committee may provide for the lapse of any such term, condition or restriction in installments and may accelerate or waive such term, condition or restriction (other than a Performance Goal for a covered employee under Code Section 162(m)), in whole or in part, based on service, performance, and/or such other factors or criteria as the Committee may determine in its sole discretion.

(B)

Except as provided by the Committee, the Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock awarded under the Plan during the Restriction Period. Notwithstanding the foregoing, any Restricted Stock may be transferred:

(i)

After the Participant’s death to his or her beneficiary designated pursuant to procedures adopted by the Committee; or

(ii)

Pursuant to a domestic relations order enforceable under applicable law.

(c)

Limitations. Notwithstanding Section IX.(b)(1);

(1)

With the exception for a sum of Restricted Stock and Restricted Stock Units counted pursuant to Section V.(b) against Shares authorized for issuance up to a maximum of five percent (5%) of the total Shares authorized under Section V.(a),

(A)

The restrictions on Restricted Stock may not lapse more rapidly than pro rata on an annual basis over a three (3) year period; and

(B)

Any Award of Restricted Stock which vests or is granted upon the attainment of Performance Goals shall provide for a performance period of no less than twelve (12) months.

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(2)

The Restricted Stock may be forfeited as provided in Section XIII.

(d)

Rights as a Stockholder. Except as otherwise inconsistent with the provisions of this Section IX.:

(1)

The Participant shall have all of the rights of a stockholder of the Corporation with respect to the Shares of Restricted Stock, including the right to vote the Shares and the right to receive any cash or stock dividends, provided that such cash dividends shall be invested in additional Shares of Restricted Stock and, along with any such stock dividends, shall be deemed part of the original Restricted Stock Award and subject to the same terms, conditions, and restrictions as the Shares of Restricted Stock with respect to which such dividends were paid; and

(2)

Credit of dividends, which are to be converted into additional Shares of Restricted Stock, shall be made at a time consistent with that of other shareholders.

(e)

Recording of the Participant’s Interest. If and when the Restriction Period applicable to Shares of Restricted Stock expires without a prior forfeiture of the Restricted Stock, an appropriate book entry recording the Participant’s interest in the unrestricted Shares shall be entered on the records of the Company, subject to adjustment as provided in Section XII.

Section X.    Other Share-Based Awards

(a)

Grants

(1)

Other Share-Based Awards may include, but are not limited to:

(A)

Performance Shares;

(B)

Stock Units;

(C)

Restricted Stock Units;

(D)

Stock Appreciation Rights not granted in connection with the grant of Stock Options pursuant to Section VIII. No Stock Appreciation Rights shall be exercisable for more than ten (10) years from the date of grant. The exercise price shall never be less than one hundred percent (100%) of the Share’s Fair Market Value on the grant date;

(E)

Dividend Equivalents;

(F)

The grant of Shares conditioned upon

(i)

Some specified event; or

(ii)

The lapse of restrictions on Restricted Stock;

(G)

The payment of cash based upon the performance of the Shares; or

(H)

The grant of securities convertible into Shares.

(2)

The Committee shall have sole discretion to determine:

(A)

The Grant Eligible Employees to whom to grant Other Share-Based Awards;

(B)

When to grant Other Share-Based Awards;

(C)

The number of Shares or other securities, if any, to be granted pursuant to Other Share-Based Awards; and

(D)

all other conditions of the Other Share-Based Awards, including, without limitation, whether Stock Appreciation Rights not granted in connection with the grant of any Stock Option shall be settled in cash or in Shares.

(b)

Terms, Conditions, and Restrictions. The terms of each Other Share-Based Award shall be set forth in the Other Share-Based Award Agreement. Such terms shall be within the sole discretion of the Committee.

(1)

The Committee shall specify the terms, conditions and restrictions governing the vesting, forfeiture or lapse of restrictions for the Other Share-Based Awards.

(A)

These terms, conditions and restrictions must include continued employment with the Corporation for a specified period of time (as determined under the Rules) following the grant date; but may also provide for vesting upon Termination prior to the completion of a specified period or the attainment of designated performance objectives (including, without limitation, the Performance Goals).

(B)

The Committee may provide for the lapse of any such term, condition or restriction in installments and may accelerate or waive such term, condition or restriction (other than a Performance Goal for a covered employee under Code Section 162(m)), in whole or in part; based on service, performance, and/or such other factors or criteria as the Committee may determine in its sole discretion.

(C)

The Committee may condition the grant of an Other Share-Based Award upon the attainment of specified Performance Goals or such other factors as the Committee may determine, in its sole discretion.

(2)

In making an Other Share-Based Award, the Committee may determine that a Participant shall be entitled to receive (currently or on a deferred basis) interest, dividends, or Dividend Equivalents with respect to the Shares or other securities covered by the Award. Any such dividends or Dividend Equivalents shall be deemed to have been reinvested in additional Shares as part of the original grant subject to the same terms, conditions, and restrictions as the original award.

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(3)

Except as otherwise provided in the Rules or in an Other Share-Based Award Agreement, any Other Share-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued or the Award becomes payable, or, if later, the date on which any applicable restriction, performance or deferral period expires or lapses. Notwithstanding the foregoing, Other Share Based Awards may be transferred:

(A)

After the Participant’s death, to his or her beneficiary designated pursuant to procedures adopted by the Committee; and

(B)

Pursuant to a domestic relations order enforceable under applicable law.

(4)

The Rules or Other Share-Based Award Agreement shall contain provisions dealing with the disposition of such Award in the event of a termination of the Participant’s employment prior to the exercise, realization or payment of such Award.

(c)

Limitations. Notwithstanding Section X.(b)(1):

(1)

With the exception for a sum of Restricted Stock and Restricted Stock Units counted pursuant to Section V.(b) against Shares authorized for issuance up to a maximum of five percent (5%) of the total Shares authorized under Section V.(a),

(A)

The restrictions on Restricted Stock Units may not lapse more rapidly than pro rata on an annual basis over a three (3) year period; and

(B)

Any Awards of Restricted Stock Units which vest or are granted upon the attainment of Performance Goals shall provide for a performance period of no less than twelve (12) months.

(2)

The Other Share-Based Award may be forfeited as provided in Section XIII.

Section XI.    Non-Stock Awards

(a)

Grants.

(1)

Non-Stock Awards may be granted to Grant Eligible Employees either alone or in addition to or in conjunction with other Awards under the Plan. Awards under this Section XI. may take any form that the Committee shall determine in its sole discretion.

(2)

The Committee shall have sole and complete authority to determine the Grant Eligible Employees to whom and the time or times at which Non-Stock Awards shall be made, the amount of any Non-Stock Award and all other conditions of the Non-Stock Awards. The Committee may condition the grant of a Non-Stock Award upon the attainment of specified Performance Goals or such other factors as the Committee may determine, in its sole discretion.

(b)

Terms and Conditions

(1)

The terms of any Non-Stock Award shall be set forth in Non-Stock Award Agreement between the Corporation and the Eligible Employee, which shall contain provisions:

(A)

Dealing with the disposition of such Award in the event of a Termination prior to the exercise, realization or payment of such Award; and

(B)

Such other provisions as the Committee determines to be necessary or appropriate within its sole discretion.

(2)

Non-Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Award becomes payable, or, if later, the date on which the requirements of any applicable restriction, condition, Performance Goal or deferral period is met or lapses. Notwithstanding the foregoing, Non-Stock Awards may be transferred:

(i)

As otherwise provided in the Non-Stock Award Agreement;

(ii)

After the Participant’s death, to his or her beneficiary designated pursuant to procedures adopted by the Committee; and

(iii)

Pursuant to a domestic relations order enforceable under applicable law.

(3)

Notwithstanding any provision of this Section XI, Non-Stock Awards may be forfeited as provided in Section XIII.

Section XII.    Recapitalization

(a)

Subject to any required action by the stockholders, the number of Shares covered by the Plan as provided in Section V., the maximum number of Shares that may be granted to any one individual in any calendar year as provided in Section VII., the number of Shares covered by or referred to in each outstanding Award (other than an Award of Restricted Stock that is outstanding at the time of the event described in this paragraph), and the exercise price of each outstanding Stock Option and any price required to be paid for Restricted Stock not yet outstanding at the time of the event described in this paragraph or Other Share-Based Award shall be proportionately adjusted for:

(1)

Any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares;

(2)

The payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation; or

(3)

The declaration of a dividend payable in cash that has a material effect on the price of issued Shares.

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(b)

Subject to any required action by the stockholders, if the Corporation is the surviving corporation in any merger, consolidation or other reorganization, each outstanding Award (other than an Award of Restricted Stock that is outstanding at such time) shall pertain and apply to the securities to which a holder of the number of Shares subject to the Award would have been entitled.

(c)

In the event of a dissolution or liquidation of the corporation or a merger, consolidation or other reorganization in which the Corporation is not the surviving corporation, each outstanding Stock Option, each unvested Restricted Stock Award or Other Share-Based Award and each Non-Stock Award shall be assumed and substituted by the surviving corporation and each Stock Option, unvested Restricted Stock Award and Other Share-Based Award shall pertain to an equivalent number of shares in the surviving corporation, unless the terms of the agreement of merger, consolidation or reorganization call for the full vesting and cash out of such Awards.

(d)

In the event of a change in the Common Stock, which is limited to a change of all of the Corporation’s authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

(e)

The Committee shall make equitable adjustments in the number of Shares covered by the Plan and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Corporation assets to stockholders.

(f)

To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, and the action in that respect shall be final, binding and conclusive.

(g)

Except as expressly provided in this Section XII., a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Stock Option.

(h)

The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

(i)

The Committee shall prescribe rules governing the adjustment of the number of shares covered by the Plan as provided in Section V. and of Awards outstanding under the Plan in the event that the preferred stock purchase rights issued pursuant to the Corporation’s stockholder rights plan or any successor rights plan detach from the Common Stock and become exercisable.

Section XIII.    Forfeiture for Misconduct

(a)

Notwithstanding any other provision of this Plan to the contrary, if a Participant engages in Misconduct the Committee (or its delegate) may:

(1)

Rescind the exercise of any Stock Option granted on or after June 29, 2005 and exercised on or after the date the Participant’s Misconduct occurred and cancel all Awards granted on or after June 29, 2005 and outstanding on the date of discovery of the Participant’s Misconduct; and

(2)

Demand that the Participant repay any cash distributed to the Participant in respect of any Award granted on or after June 29, 2005 or pay over to the Corporation the proceeds (less the Participant’s purchase price, if any) received by the Participant upon the sale, transfer or other transaction involving the Shares acquired upon the exercise of any Stock Option granted on or after June 29, 2005 and exercised on or after the date the Participant’s Misconduct occurred or upon the vesting of any Award granted on or after June 29, 2005 and vested after the date of the Participant’s Misconduct, in such manner and on such terms and conditions as may be required, and, without limiting any other remedy the Corporation or its affiliates may have, the Corporation shall be entitled to set-off against the amount of any such proceeds any amount owed the Participant by the Corporation or its affiliates to the fullest extent permitted by law;

Provided that, following a Change in Control, this Section XIII. shall apply only in the event of Misconduct as defined in Section II.(w)(1) and (2) of the Plan.

(b)

Notwithstanding any other provision of the Plan to the contrary, until any Award that does not constitute non-qualified deferred compensation within the meaning of Section 409A of the Code is delivered or distributed, such Award is subject to forfeiture if the Participant is indebted to the Corporation at the time when the Award becomes payable or distributable. In such case, such Award (to the extent that the amount thereof does not exceed such indebtedness determined as of the date payment is scheduled to be made) shall be forfeited and the Participant’s indebtedness to the Corporation shall be extinguished to the extent of such forfeiture.

(c)

Any provision of this Section XIII. which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section XIII.

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Section XIV.    Securities Law Requirements

No Shares shall be issued and no Stock Options shall become exercisable pursuant to the Plan unless and until the Corporation has determined that:

(a)

It and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof;

(b)

Any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

(c)

Any other applicable provision of state or federal law has been satisfied.

Section XV.    Amendments of the Plan or Awards

(a)

Amendment of the Plan. The Board may, at any time, alter, amend or terminate the Plan; provided:

(1)

The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not already subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with either Rule 16b-3; the performance-based compensation exception under Code Section 162(m); or any other requirement of applicable law or regulation if such amendment were not approved by the holders of the Common Stock of the Corporation shall not be effective unless and until the approval of the holders of Common Stock of the Corporation is obtained.

(2)

No amendment, revision, suspension or discontinuation of the Plan (including any amendment to this Section XV.) approved by the Board during the Benefit Protection Period under Change in Control shall be valid or effective if such amendment, revision, suspension or discontinuation would alter the provisions of this Section XV. or adversely affect an Award outstanding under the Plan; provided, however, any amendment, revision, suspension or discontinuation may be effected, even if so approved after the public announcement of the proposed transaction which effected, would have constituted a Change in Control, if:

(A)

The amendment or revision is approved after any plans have been abandoned to effect the transaction which, if effected, would have constituted a Change in Control and the event which would have constituted the Change in Control has not occurred; and

(B)

Within a period of six (6) months after such approval, no other event constituting a Change in Control shall have occurred, and no public announcement of a proposed event which would constitute a Change in Control shall have been made, unless thereafter any plans to effect the Change in Control have been abandoned and the event which would have constituted the Change in Control has not occurred.

(3)

Any amendment, revision, suspension or discontinuation of the Plan which is approved by the Board prior to a Change in Control at the request of a third party who effectuates a Change in Control shall be deemed to be an amendment, revision, suspension or discontinuation of the Plan so approved during the Benefit Protection Period.

(b)

Amendments of Awards. Subject to the terms of the Plan, the Committee may amend, cancel, modify, extend or renew outstanding Awards granted under the Plan; provided, however, that the post-Termination exercise of an outstanding Stock Option shall not be extended to a date later than the date the Stock Option is originally scheduled to expire Notwithstanding the foregoing, no Stock Option or, as applicable, any other Award shall be repriced under this Plan.

(c)

Rights of Participant. Notwithstanding any other provision of this Section XV., no amendment, suspension or termination of the Plan nor any amendment, cancellation or modification of any Award outstanding under it that would adversely affect the right of any Participant in an Award previously granted under the Plan shall be effective without the written consent of the affected Participant except to the extent necessary to comply with applicable law (including compliance with any provision of law concerning favorable taxation).

Section XVI.    General Provisions

(a)

Authority to Satisfy Obligations. The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Corporation, including, without limitation, any plans or arrangements of any employer acquired by the Corporation.

(b)

Participants’ Stockholder Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the date such interest is recorded as a book entry on the records of the Corporation. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such interest is recorded.

(c)

Participant’s Rights Unsecured. A holder of an Other Share-Based Award or a Non-Stock Award shall have no rights other than those of a general creditor of the Corporation. Other Share-Based Awards and Non-Stock Awards shall represent unfunded and unsecured obligations against the general assets of the Corporation, subject to the terms and conditions of the applicable Other Share-Based Award Agreement and of the Non-Stock Award Agreement.

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(d)

Authority to Establish a Grantor Trust. The Committee is authorized in its sole discretion to establish a grantor trust for the purpose of providing security for the payment of Awards under the Plan; provided, however, that no Participant shall be considered to have a beneficial ownership interest (or any other sort of interest) in any specific asset of the Corporation as a result of the creation of such trust or the transfer of funds or other property to such trust.

(e)

No Obligation to Exercise Stock Option. The granting of a Stock Option shall impose no obligation upon the Optionee to exercise such Stock Option.

(f)

Participant’s Beneficiary. The Rules may provide that in the case of an Award that is not forfeitable by its terms upon the death of the Participant, the Participant may designate a beneficiary with respect to such Award in the event of death of a Participant.

(g)

Deferral Elections. Grants under the Plan other than Stock Options and Stock Appreciation Rights may be deferred, if so provided in the Award agreement, to the extent permitted under the terms of the Chevron Corporation Deferred Compensation Plan for Management Employees II (or any successor plan) and in compliance with the requirements of Section 409A of the Code.

(h)

Awards in Foreign Countries. The Committee shall have the authority to adopt such modifications, procedures and sub plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Corporation may operate to assure the viability of the benefits of Awards made to Participants employed in such countries and to meet the intent of the Plan.

(i)

Withholding Taxes

(1)

General. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Corporation shall not be required to make such payment or distribution until such obligations are satisfied.

(2)

Stock Withholding. The Committee in its sole discretion may permit a Participant to satisfy all or part of his or her withholding tax obligations incident to the grant, exercise, vesting or settlement of an Award by having the Corporation withhold a portion of the Shares that otherwise would be issued to him or her. The payment of withholding taxes by surrendering Shares to the Corporation, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Commission due to adverse accounting considerations.

(j)

Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a Participant under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country, state or political subdivision thereof and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Corporation unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award is necessary to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any Corporation plans. The Plan notwithstanding, the Corporation may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward Eligible Employees for their service with the Corporation.

(k)

Application of Funds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of a Stock Option or the grant of Restricted Stock shall be used for general corporate purposes.

(l)

Costs of the Plan. The costs and expenses of administering the Plan shall be borne by the Corporation.

(m)

Binding Effect of Plan. The Plan shall be binding upon and shall inure to the benefit of the Corporation, its Successors or Assigns and the Corporation shall require any Successor or Assign to expressly assume and agree to perform the Plan in the same manner and to the same extent that the Corporation would be required to perform it if no such Succession or Assignment had taken place.

(n)

No Waiver of Breach. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions of conditions at the same or at any prior or subsequent time.

(o)

No Right to Employment. Neither the Plan, the Rules, or any Award granted under the Plan shall be deemed to give any employee any right to remain in the employ of the Corporation or to impair the Corporation’s right to Terminate any employee at any time, with or without cause, which right is hereby reserved.

(p)

Choice of Law. The Plan shall be administered, construed and governed in accordance with the Code, and the laws of the State of California, but without regard to its conflict of law rules. Notwithstanding the foregoing, domestic relations orders and the Section II.(v) definition of Misconduct shall be subject to the jurisdiction’s law that would otherwise be applicable, but without regard to that particular jurisdiction’s conflict of laws rules.

(q)

Severability. The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

Section XVII.    Approval of Stockholders

Material amendments to the Plan shall be subject to approval by affirmative vote of the stockholders of the Corporation in accordance with applicable law and the listing requirements of the New York Stock Exchange.

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About Chevron

Who We Are

Chevron is one of the world’s leading integrated energy companies. Our success is driven by our people and their commitment to get results the right way — by operating responsibly, executing with excellence, applying innovative technologies and capturing new opportunities for profitable growth. We are involved in virtually every facet of the energy industry. We explore for, produce and transport crude oil and natural gas; refine, market and distribute transportation fuels and lubricants; manufacture and sell petrochemical products; generate power and produce geothermal energy; provide renewable energy and energy efficiency solutions; and develop the energy resources of the future, including conducting advanced biofuels research.

At Chevron, we are relentlessly focused on producing safe, reliable energy now and for the future. How are we doing it? By applying the energy we have most in abundance: Human Energy.

The Chevron Way

The Chevron Way explains who we are, what we do, what we believe and what we plan to accomplish. It establishes a common understanding not only for those of us who work here, but for all who interact with us. At the heart of The Chevron Way is our vision… to be the global energy company most admired for its people, partnership and performance.

Using your smartphone, scan the QR codes below to learn more about Human Energy and The Chevron Way:

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2012 Annual Report
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date or on the applicable Voting Plan cutoff date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date or on the applicable Voting Plan cutoff date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Chevron Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M55283-P35587-Z59814 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHEVRON CORPORATION

If you wish to vote in accordance with the Board of Directors' recommendations, you need only sign, date and return this proxy card.

Your Board recommends you vote FOR the election of the following Board Nominees for Director 1a through 1k:

	For	Against	Abstain
1a. L. F. Deily	☐	☐	☐
1b. R. E. Denham	☐	☐	☐
1c. A. P. Gast	☐	☐	☐
1d. E. Hernandez	☐	☐	☐
1e. G. L. Kirkland	☐	☐	☐
1f. C. W. Moorman	☐	☐	☐
1g. K. W. Sharer	☐	☐	☐
1h. J. G. Stumpf	☐	☐	☐
1i. R. D. Sugar	☐	☐	☐
1j. C. Ware	☐	☐	☐
1k. J. S. Watson	☐	☐	☐

Your Board recommends you vote FOR Board proposals 2, 3 and 4:

	For	Against	Abstain
2. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐
3. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
4. Approval of Amendments to Long-Term Incentive Plan	☐	☐	☐

Your Board recommends you vote AGAINST stockholder proposals 5, 6, 7, 8, 9, 10, 11, 12 and 13:

	For	Against	Abstain
5. Shale Energy Operations	☐	☐	☐
6. Offshore Oil Wells	☐	☐	☐
7. Climate Risk	☐	☐	☐
8. Lobbying Disclosure	☐	☐	☐
9. Cessation of Use of Corporate Funds for Political Purposes	☐	☐	☐
10. Cumulative Voting	☐	☐	☐
11. Special Meetings	☐	☐	☐
12. Independent Director with Environmental Expertise	☐	☐	☐
13. Country Selection Guidelines	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Dear Stockholders:

The lower portion of this form is your proxy for Chevron Corporation's 2013 Annual Meeting of Stockholders. It is important that you vote. You may vote by telephone, Internet or mail. If you wish to vote by telephone or Internet, instructions are printed on the reverse side of this form. If you wish to vote by mail, please mark, sign, date and return the proxy card (the reverse portion of this form) using the enclosed postage-paid envelope. **You must sign, date and return the proxy card for your vote to be counted.**

The upper portion of this form is your meeting admission ticket. I invite you to attend the meeting at the Chevron Park Auditorium, 6001 Bollinger Canyon Road, San Ramon, California. Only stockholders or their legal proxy holders are invited to attend the meeting. Due to space constraints and other security considerations, we are not able to admit the guests of either stockholders or their legal proxy holders. Seating is available on a first-come basis. Please bring this ticket and a government-issued photo identification with you to the meeting.

Sincerely,

Lydia I. Beebe
Corporate Secretary and Chief Governance Officer

Annual Meeting of Stockholders

· Meeting Date:	Wednesday, May 29, 2013
· Meeting Time:	8:00 a.m., PDT (doors open at 7:30 a.m.)
· Meeting Location:	Chevron Park Auditorium 6001 Bollinger Canyon Road San Ramon, CA 94583-2324

Directions to the Annual Meeting location are provided in the 2013 Proxy Statement.

M55284-P35587-Z59814

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHEVRON CORPORATION

The undersigned stockholder of Chevron Corporation hereby appoints John S. Watson, R. Hewitt Pate, and Lydia I. Beebe, and each of them, proxy holders of the undersigned, each with full power of substitution, to represent and to vote all the shares of Chevron Corporation common stock held of record by the undersigned on Wednesday, April 3, 2013 at Chevron Corporation's Annual Meeting of Stockholders, to be held on Wednesday, May 29, 2013, and any adjournment thereof. The proxy holders will vote as directed by the undersigned. If the undersigned signs, dates and returns this proxy card but gives no directions, the proxy holders will vote in accordance with the Board's recommendations. **The proxy holders will vote in accordance with their discretion on such other matters as may properly come before the meeting and any adjournment thereof, including, without limitation, any proposal to adjourn the meeting to a later time and place for the purpose of soliciting additional proxies, unless the undersigned strikes out this sentence.**

If shares of Chevron Corporation common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (a "Voting Plan"), the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Chevron Corporation common stock held in the undersigned's name and/or account under such Voting Plan in accordance with the instructions given herein, at Chevron Corporation's Annual Meeting of Stockholders and at any adjournments or postponements thereof, on all matters properly coming before the meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in a Voting Plan and does not vote those shares, the Voting Plan fiduciary may or may not vote the shares, in accordance with the terms of the Voting Plan. **All votes of Voting Plan shares must be received by the respective fiduciary by 11:59 P.M., EDT, Thursday, May 23, 2013, or other Voting Plan cutoff date determined by the Voting Plan fiduciary, in order to be counted.** Voting Plan shares may not be voted at the meeting.

Your telephone or Internet vote authorizes the named proxy holders and/or the respective Voting Plan fiduciary to vote the shares in the same manner as if you marked, signed and returned your proxy form.

If you vote your proxy via telephone or Internet, you do not need to mail back your proxy card.

If you do not vote by telephone or Internet, please mark, date and sign this proxy card on the reverse side and return it using the enclosed postage-paid envelope.